UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05570
                                                     ---------------------

                   Nuveen Premium Income Municipal Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: October 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

   ANNUAL REPORT
October 31, 2007

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                NUVEEN PREMIUM
                                INCOME MUNICIPAL
                                FUND, INC.
                                NPI

                                NUVEEN PREMIUM
                                INCOME MUNICIPAL
                                FUND 2, INC.
                                NPM

                                NUVEEN PREMIUM
                                INCOME MUNICIPAL
                                FUND 4, INC.
                                NPT


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

LOGO: NUVEEN Investments

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

Photo of: Timothy R. Schwertfeger

Chairman's
LETTER TO SHAREHOLDERS

Timothy R. Schwertfeger
Chairman of the Board


Once again, I am pleased to report that over the twelve-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.


Sincerely,

Timothy R. Schwertfeger
Chairman of the Board
December 14, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds
NPI, NPM, NPT

Portfolio manager Paul Brennan discusses U.S. economic and municipal market conditions, key investment strategies, and the annual performance of these three national Funds. Paul has 18 years of industry experience, including over 16 years at Nuveen. Paul assumed portfolio management responsibility for NPI, NPM and NPT in 2006.

WHAT FACTORS AFFECTED THE U.S. ECONOMY AND MUNICIPAL MARKET DURING THE ANNUAL REPORTING PERIOD ENDED OCTOBER 31, 2007?

Between November 1, 2006, and October 31, 2007, the yield on the benchmark 10-year U.S. Treasury note dropped 14 basis points to end the reporting period at 4.47%. In the municipal bond market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal bond rates, fell to 4.67% at the end of October 2007, a decline of 11 basis points from the end of October 2006. These numbers, however, do not give a true indication of the events of the summer of 2007, when developments in the credit markets led to increased volatility, tightening liquidity and a flight to quality. This was particularly evident in August, when market concerns about defaults on subprime mortgages resulted in a liquidity crisis across all fixed income asset classes. (None of these Funds had exposure to the collateralized debt products that were at the center of this liquidity crisis.)

After fourteen months of remaining on the sidelines, the Federal Reserve responded to credit market volatility by cutting the fed funds rate by 50 basis points--from 5.25% to 4.75%--in September 2007 and another 25 basis points--to 4.50%--in October 2007. A corresponding decline in short-term municipal bond interest rates, coupled with a jump in longer-term municipal interest rates, produced a steepening of the yield curve late in the reporting period. For the annual period, bonds with longer maturities generally underperformed shorter maturity bonds. In addition, as the markets repriced risk, higher quality bonds generally outperformed lower quality credits.




Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

The U.S. gross domestic product (GDP), a closely watched measure of economic growth, expanded moderately at 2.1% in the fourth quarter of 2006 and 0.6% in the first quarter of 2007 before rebounding sharply to 3.8% in the second quarter of 2007 (all GDP numbers are annualized). In the third quarter of 2007, increases in consumer spending, business investment, and exports helped GDP growth climb to 4.9%, overcoming a 20% decline in residential investment. Driven largely by higher energy and food prices, the Consumer Price Index (CPI) registered a 3.5% year-over-year gain as of October 2007. The labor market continued to be tight, with a national unemployment rate of 4.7% in October 2007, up from 4.4% in October 2006. October 2007 marked the 50th consecutive month of employment growth, the longest such stretch in U.S. history.

Over the twelve months ended October 2007, municipal bond issuance nationwide totaled $487.9 billion, an increase of 27% from the previous twelve months. One factor in this increased volume was an increase in advance refundings,1 driven by attractive borrowing rates for issuers during the earlier part of this period. For the majority of the period, the strength and diversity of demand for municipal bonds were as important as supply, as the surge in issuance was absorbed by a broad-based universe of traditional and nontraditional buyers, including retail investors, property and casualty insurance companies, hedge funds and arbitragers and overseas investors.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

With the substantial increase in municipal issuance nationwide during this reporting period, our investment strategies continued to focus on finding opportunities in undervalued sectors and individual securities with the potential to add value to the Funds. The majority of our purchases were bonds at the longer end of the yield curve. As the yield curve steepened, bonds in this part of the curve generally offered some incremental yield to support the Funds' dividends. These purchases also helped to offset the shortening of the Funds' portfolio durations due to bond calls and the natural tendency of bond durations to shorten as time passes.



1 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

During this period, a number of uninsured health care credits--mostly rated AA--came to market at we believed to be very attractive prices. As lower-quality credits began to underperform the market, we believed that these AA rated credits, provided us with an opportunity to add both quality and attractive yields that could help to support the Funds' income streams. Consequently, we added a number of these new hospital issues to all three of the Funds. We also participated in the $5.5 billion Ohio Buckeye Tobacco Settlement Financing Authority's offering, the largest tobacco settlement financing deal ever issued. Tobacco bonds in general were being offered at attractive prices, and we added some additional tobacco credits from other issuers in order to bring the Funds' tobacco exposure closer to the market average.

To generate cash for purchases, we generally sold bonds that were nearing their redemption dates, particularly some of the Funds' pre-refunded holdings. The proceeds from these sales were reinvested out longer on the yield curve, which helped to maintain the Funds' portfolio durations within our preferred strategic range and improve the Funds' overall call protection profile.

In the municipal bond interest rate environment over the past twelve months, we also continued to emphasize a disciplined approach to duration2 management and yield curve positioning. As part of our duration management strategy, we used inverse floating rate securities,3 a type of derivative financial instrument, in all three of these Funds. These inverse floaters had the dual benefit of bringing the Funds' durations closer to our preferred strategic target and enhancing their income-generation capabilities. In addition, both NPI and NPM used forward interest rate swaps, another type of derivative financial instrument. The goal of this strategy was to help us manage volatility in net asset value (NAV) without having a negative impact on income streams or common share dividends over the short term. NPT did not use this strategy, as we believed its duration was better positioned relative to the general market.



2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

3 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value*
For periods ended 10/31/07
                                            1-Year       5-Year      10-Year
NPI                                          0.93%        5.70%        5.59%
NPM                                          0.71%        5.65%        5.72%
NPT                                          1.25%        5.53%        4.90%

Lehman Brothers
Municipal
Bond Index4                                  2.91%        4.46%        5.29%

Lipper General
Leveraged
Municipal Debt
Funds Average5                               0.70%        6.31%        5.76%

For the twelve months ended October 31, 2007, the total returns on NAV for all three of the Funds in this report underperformed the return on the Lehman Brothers Municipal Bond Index. All three Funds exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average.

One of the key factors in the performance of these Funds relative to that of the unleveraged Lehman Brothers Municipal Bond Index over this period was the use of financial leverage. The returns of all of these Funds were negatively impacted by their use of leverage. Although leveraging provides opportunities for additional income and total returns for common shareholders, it can also expose shareholders to additional risk when market conditions are unfavorable. With the increases in yields on longer municipal bonds, the impact of valuation changes in these bonds was magnified by the use of leverage. However, we firmly believe that the use of this strategy should work to the benefit of the Funds over the long term. This is demonstrated by the longer-term return performances--both in absolute terms and relative to the Lehman Brothers Municipal Bond Index--of these Funds.



*Annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

5 The Lipper General Leveraged Municipal Debt Funds Average category is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 54 funds; 5 years, 52 funds and 10 years, 38 funds. Fund and Lipper returns assume reinvestment of dividends.

Other factors that influenced the Funds' returns included yield curve positioning and duration management, the use of derivatives, credit exposure and sector allocations.

During this twelve month period, bonds in the Lehman Brothers Municipal Bond Index with maturities between one and eight years, especially those maturing in approximately three years, benefited the most from changes in the interest rate environment. As a result, these bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns for the period. In general, the varying levels of exposure to the longer part of the yield curve among these Funds constituted a major factor in their performance relative to one another. NPI and NPM tended to be more heavily weighted in the longer part of the curve than NPT. This heavier weighting was the result of extending the maturities of these Funds as part of efforts to support their earnings.

Because they effectively increased exposure to longer maturity bonds during a period when shorter maturities were in favor in the market, the inverse floaters in place in these three Funds had a negative overall impact on return performance for the period. At the same time, however, the inverse floaters benefited these Funds by helping to support their income streams. We believe that, over time, these derivative financial instruments will work to the advantage of the Funds.

While yield curve and duration positioning played an important role in performance, especially during the last part of this period, credit exposure was also a dominant factor. As the markets repriced risk and interest rates on longer municipal bonds rose during this period, lower credit quality bonds generally underperformed the municipal bond interest rate market as a whole for the first time in several years. The Funds' weightings in bonds rated AAA and AA were generally positive for performance and overall, NPT was slightly better positioned than NPI and NPM in terms of credit quality.

Bonds backed by the 1998 master tobacco settlement agreement also performed poorly during this period, due to the overall lower credit quality of the tobacco sector as well as the ample supply of these bonds in the marketplace. As of October 31, 2007, these bonds comprised approximately 5% of the portfolios of NPI and NPM, and 4.35% of NPT.

Sectors of the market that performed well included transportation credits, special tax-backed issues and water and sewer bonds. Pre-refunded bonds, especially those that were advance refunded before longer municipal interest rates began to rise in mid-2007, also performed well.

Dividend and Share Price
                 INFORMATION



As previously noted, all three of the Funds in this report use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was reduced due to short-term interest rates that remained relatively high during most of this period. This, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields during the majority of this period. These factors resulted in two monthly dividend reductions in NPT over the twelve-month period ended October 31, 2007. The dividends of NPI and NPM remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of NPM received a long-term capital gains distribution of $0.0172 per share at the end of December 2006.

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2007, NPI and NPM had positive UNII balances for both financial statement and tax purposes, while NPT had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes.

SHARE REPURCHASE AND SHARE PRICE INFORMATION

On July 10, 2007, NPM's Board of Directors approved an open market share repurchase program for NPM. This was part of a broad, ongoing effort designed to support the market prices of the Fund's common shares. Repurchases not only help to support the market price but, because such purchases are made at a discount to NAV, they have the effect of augmenting NAV. Under the terms of the program, NPM may repurchase up to 10% of its outstanding common shares. As of October 31, 2007, NPM had repurchased 292,700 common shares, representing 1% of the Fund's total common shares outstanding.

As of October 31, 2007, the Funds' share prices were trading at discounts to their NAVs as shown in the accompanying chart:

                             10/31/07              Twelve Month
                             Discount          Average Discount

NPI                            -9.89%                   - 6.58%
NPM                           -10.77%                   - 7.60%
NPT                           -10.97%                   - 6.42%

NPI
Performance
OVERVIEW

Nuveen Premium
Income Municipal
Fund, Inc.
                                                          as of October 31, 2007


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     65%
AA                      13%
A                       10%
BBB                      9%
BB or Lower              1%
N/R                      2%

Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Nov                     0.059
Dec                     0.059
Jan                     0.059
Feb                     0.059
Mar                     0.059
Apr                     0.059
May                     0.059
Jun                     0.059
Jul                     0.059
Aug                     0.059
Sep                     0.059
Oct                     0.059

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06          14.17
                  14.37
                  14.34
                  14.2
                  14.14
                  14.43
                  14.4
                  14.16
                  14.26
                  14.2
                  14.21
                  14.24
                  14.3
                  14.24
                  14.34
                  14.42
                  14.4
                  14.34
                  14.45
                  14.66
                  14.58
                  14.45
                  14.43
                  14.43
                  14.3
                  14.34
                  14.34
                  14.41
                  14.31
                  14.33
                  14.21
                  14.2
                  13.82
                  13.63
                  13.66
                  13.8
                  13.83
                  13.61
                  13.6
                  13.55
                  13.5
                  13.3
                  13.23
                  13.41
                  13.48
                  13.95
                  13.68
                  13.59
                  13.61
                  13.61
                  13.42
                  13.36
                  13.12
10/31/07          13.3


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.30
------------------------------------
Common Share
Net Asset Value               $14.76
------------------------------------
Premium/(Discount) to NAV     -9.89%
------------------------------------
Market Yield                   5.32%
------------------------------------
Taxable-Equivalent Yield(1)    7.39%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $941,220
------------------------------------
Average Effective Maturity
on Securities (Years)          15.92
------------------------------------
Leverage-Adjusted Duration     11.17
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/18/88)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -1.02%         0.93%
------------------------------------
5-Year          4.97%         5.70%
------------------------------------
10-Year         5.35%         5.59%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
California                     11.7%
------------------------------------
New York                       11.3%
------------------------------------
Texas                           9.4%
------------------------------------
Illinois                        7.7%
------------------------------------
New Jersey                      4.9%
------------------------------------
South Carolina                  4.1%
------------------------------------
Florida                         3.5%
------------------------------------
Minnesota                       3.1%
------------------------------------
Massachusetts                   3.0%
------------------------------------
Colorado                        2.9%
------------------------------------
Nevada                          2.7%
------------------------------------
Pennsylvania                    2.7%
------------------------------------
Michigan                        2.7%
------------------------------------
Alabama                         2.5%
------------------------------------
Louisiana                       2.3%
------------------------------------
District of Columbia            2.2%
------------------------------------
Washington                      2.2%
------------------------------------
Wisconsin                       2.1%
------------------------------------
Other                          19.0%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                21.2%
------------------------------------
Tax Obligation/Limited         14.9%
------------------------------------
Health Care                    13.9%
------------------------------------
Tax Obligation/General         12.5%
------------------------------------
Transportation                 12.2%
------------------------------------
Utilities                       6.1%
------------------------------------
Consumer Staples                4.2%
------------------------------------
Other                          15.0%
------------------------------------


1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPM
Performance
OVERVIEW

Nuveen Premium
Income Municipal
Fund 2, Inc.
                                                          as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)

AAA/U.S. Guaranteed     62%
AA                      12%
A                       12%
BBB                     10%
BB or Lower              1%
N/R                      3%


Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share(2)
Nov               0.0575
Dec               0.0575
Jan               0.0575
Feb               0.0575
Mar               0.0575
Apr               0.0575
May               0.0575
Jun               0.0575
Jul               0.0575
Aug               0.0575
Sep               0.0575
Oct               0.0575

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06          14.07
                  14
                  14.02
                  13.98
                  14.03
                  14.22
                  14.23
                  13.95
                  13.96
                  14.05
                  14.18
                  14.16
                  14.14
                  14.04
                  14.11
                  14.13
                  14.34
                  14.52
                  14.64
                  14.6
                  14.4056
                  14.32
                  14.33
                  14.43
                  14.45
                  14.43
                  14.4
                  14.43
                  14.39
                  14.25
                  14.1
                  14.03
                  13.77
                  13.58
                  13.72
                  13.88
                  13.8
                  13.61
                  13.82
                  13.66
                  13.75
                  13.41
                  13.28
                  13.42
                  13.5
                  13.76
                  13.7
                  13.49
                  13.46
                  13.45
                  13.32
                  13.35
                  13.2
10/31/07          13.25


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.25
------------------------------------
Common Share
Net Asset Value               $14.85
------------------------------------
Premium/(Discount) to NAV    -10.77%
------------------------------------
Market Yield                   5.21%
------------------------------------
Taxable-Equivalent Yield(1)    7.24%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $605,817
------------------------------------
Average Effective Maturity
on Securities (Years)          15.92
------------------------------------
Leverage-Adjusted Duration     11.07
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 7/23/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -0.81%         0.71%
------------------------------------
5-Year          4.92%         5.65%
------------------------------------
10-Year         5.04%         5.72%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Illinois                       10.3%
------------------------------------
California                     10.1%
------------------------------------
New York                        9.7%
------------------------------------
Texas                           7.8%
------------------------------------
South Carolina                  6.1%
------------------------------------
Washington                      5.8%
------------------------------------
Massachusetts                   4.1%
------------------------------------
New Jersey                      4.0%
------------------------------------
Louisiana                       3.8%
------------------------------------
Alabama                         3.1%
------------------------------------
Ohio                            2.8%
------------------------------------
Minnesota                       2.6%
------------------------------------
Missouri                        2.6%
------------------------------------
Michigan                        2.5%
------------------------------------
Oklahoma                        2.2%
------------------------------------
Nevada                          2.2%
------------------------------------
Florida                         2.1%
------------------------------------
Other                          18.2%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/General         16.9%
------------------------------------
Health Care                    16.1%
------------------------------------
Tax Obligation/Limited         15.6%
------------------------------------
U.S. Guaranteed                15.5%
------------------------------------
Utilities                      10.1%
------------------------------------
Transportation                  7.4%
------------------------------------
Education and Civic
   Organizations                4.9%
------------------------------------
Other                          13.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders a capital gains distribution in December 2006 of $0.0172 per share.

NPT
Performance
OVERVIEW

Nuveen Premium
Income Municipal
Fund 4, Inc.
                                                          as of October 31, 2007

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed     73%
AA                      10%
A                        8%
BBB                      5%
BB or Lower              2%
N/R                      2%


Bar Chart:
2006-2007 Monthly Tax-Free Dividends Per Share
Nov               0.0545
Dec               0.0545
Jan               0.0545
Feb               0.0545
Mar               0.0545
Apr               0.0545
May               0.0545
Jun               0.0515
Jul               0.0515
Aug               0.0515
Sep               0.0515
Oct               0.0485

Line Chart:
Share Price Performance -- Weekly Closing Price
11/01/06          12.82
                  12.75
                  12.83
                  12.76
                  12.72
                  12.93
                  12.88
                  12.8
                  12.71
                  12.78
                  12.8
                  12.84
                  12.9
                  12.85
                  12.98
                  12.98
                  12.92
                  12.96
                  13.055
                  13.06
                  13.1
                  13.07
                  13.14
                  13.14
                  12.95
                  12.89
                  13.02
                  13.08
                  13.03
                  12.9
                  12.83
                  12.89
                  12.56
                  12.17
                  12.07
                  12.22
                  12.17
                  12.06
                  12.06
                  12.12
                  12.1
                  11.81
                  11.61
                  11.78
                  11.95
                  12.37
                  12.06
                  12.04
                  12.05
                  11.85
                  11.7301
                  11.73
                  11.75
10/31/07          11.77


FUND SNAPSHOT
------------------------------------
Common Share Price            $11.77
------------------------------------
Common Share
Net Asset Value               $13.22
------------------------------------
Premium/(Discount) to NAV    -10.97%
------------------------------------
Market Yield                   4.94%
------------------------------------
Taxable-Equivalent Yield(1)    6.86%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $571,427
------------------------------------
Average Effective Maturity
on Securities (Years)          16.38
------------------------------------
Leverage-Adjusted Duration     11.45
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 2/19/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -3.30%         1.25%
------------------------------------
5-Year          4.24%         5.53%
------------------------------------
10-Year         4.71%         4.90%
------------------------------------

STATES
(as a % of total investments)
------------------------------------
Texas                          11.3%
------------------------------------
California                     10.9%
------------------------------------
Illinois                       10.7%
------------------------------------
Washington                      5.8%
------------------------------------
Indiana                         5.0%
------------------------------------
New York                        4.8%
------------------------------------
Michigan                        4.5%
------------------------------------
Louisiana                       3.9%
------------------------------------
Florida                         3.7%
------------------------------------
Colorado                        3.3%
------------------------------------
New Jersey                      2.8%
------------------------------------
Nevada                          2.7%
------------------------------------
Alabama                         2.5%
------------------------------------
South Carolina                  2.5%
------------------------------------
Rhode Island                    2.1%
------------------------------------
Ohio                            1.9%
------------------------------------
Oklahoma                        1.8%
------------------------------------
Other                          19.8%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                21.5%
------------------------------------
Tax Obligation/General         16.2%
------------------------------------
Health Care                    15.8%
------------------------------------
Tax Obligation/Limited         14.1%
------------------------------------
Utilities                       9.3%
------------------------------------
Transportation                  7.1%
------------------------------------
Water and Sewer                 4.5%
------------------------------------
Other                          11.5%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPI
NPM
NPT


Shareholder MEETING REPORT

The annual meeting of shareholders was held on July 31, 2007, at The Northern Trust Company, 50 South La Salle Street, Chicago, IL 60675; at this meeting shareholders were asked to vote on the election of Board Members. Additionally a special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; at this meeting shareholders were asked to vote on a New Investment Management Agreement and to ratify the selection of Ernst and Young LLP as the fund's independent registered public accounting firm.

                                                 NPI                                NPM                             NPT
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                       Common and                         Common and                     Common and
                                    MuniPreferred   MuniPreferred      MuniPreferred   MuniPreferred   MuniPreferred   MuniPreferred
                                    shares voting   shares voting      shares voting   shares voting   shares voting   shares voting
                                         together        together           together        together        together        together
                                       as a class      as a class         as a class      as a class      as a class  and as a class
====================================================================================================================================
   For                                 32,848,150              --         19,465,755              --      21,393,259              --
   Against                              1,509,036              --          1,102,431              --         811,773              --
   Abstain                              1,098,979              --            716,442              --         799,926              --
   Broker Non-Votes                     9,029,041              --          6,731,025              --       7,664,837              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               44,485,206              --         28,015,653              --      30,669,795              --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                 55,488,919              --         36,121,065              --      38,901,883              --
   Withhold                             1,130,318              --            651,080              --         605,074              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               56,619,237              --         36,772,145              --      39,506,957              --
====================================================================================================================================
Jack B. Evans
   For                                 55,494,936              --         36,114,998              --      38,903,211              --
   Withhold                             1,124,301              --            657,147              --         603,746              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               56,619,237              --         36,772,145              --      39,506,957              --
====================================================================================================================================
William C. Hunter
   For                                 55,500,810              --         36,117,972              --      38,900,967              --
   Withhold                             1,118,427              --            654,173              --         605,990              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               56,619,237              --         36,772,145              --      39,506,957              --
====================================================================================================================================
David J. Kundert
   For                                 55,493,399              --         36,119,905              --      38,901,836              --
   Withhold                             1,125,838              --            652,240              --         605,121              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               56,619,237              --         36,772,145              --      39,506,957              --
====================================================================================================================================
William J. Schneider
   For                                         --          18,635                 --          13,012              --           7,360
   Withhold                                    --              23                 --              17              --              23
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --          18,658                 --          13,029              --           7,383
====================================================================================================================================
Timothy R. Schwertfeger
   For                                         --          18,635                 --          13,012              --           7,359
   Withhold                                    --              23                 --              17              --              24
------------------------------------------------------------------------------------------------------------------------------------
   Total                                       --          18,658                 --          13,029              --           7,383
====================================================================================================================================
Judith M. Stockdale
   For                                 55,482,192              --         36,135,077              --      38,903,618              --
   Withhold                             1,137,045              --            637,068              --         603,339              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               56,619,237              --         36,772,145              --      39,506,957              --
====================================================================================================================================
Carole E. Stone
   For                                 55,485,321              --         36,123,995              --      38,898,973              --
   Withhold                             1,133,916              --            648,150              --         607,984              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               56,619,237              --         36,772,145              --      39,506,957              --
====================================================================================================================================
Eugene S. Sunshine (1)
   For                                 55,488,949              --         36,117,444              --      38,901,183              --
   Withhold                             1,130,288              --            654,701              --         605,774              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               56,619,237              --         36,772,145              --      39,506,957              --
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                 43,136,154              --         27,188,611              --      29,766,266              --
   Against                                566,263              --            401,141              --         358,088              --
   Abstain                                782,789              --            425,901              --         545,441              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                               44,485,206              --         28,015,653              --      30,669,795              --
====================================================================================================================================

(1)  Mr. Sunshine resigned from the Funds' Board of Directors on July 31, 2007.

Report of
 INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC.
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC.


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. (the "Funds") as of October 31, 2007, and the related statements of operations and cash flows (Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Premium Income Municipal Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. at October 31, 2007, the results of their operations and cash flows (Nuveen Premium Income Municipal Fund 2, Inc. and Nuveen Premium Income Municipal Fund 4, Inc. only) for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
December 27, 2007

NPI
Nuveen Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.2% (2.5% OF TOTAL INVESTMENTS)

$       4,050   Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds,
                 Series 2000, 6.125%, 12/01/16                                        6/10 at 102.00          A-     $    4,247,843

        1,435   Alabama Special Care Facilities Financing Authority, Revenue Bonds,
                 Ascension Health, Series                                            11/16 at 100.00          AA          1,442,749
                 2006C-2, 5.000%, 11/15/36

        6,000   Alabama Special Care Facilities Financing Authority, Revenue Bonds,
                Ascension Health, Series                                             11/16 at 100.00          AA          6,026,280
                 2006D, 5.000%, 11/15/39

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health
                System Inc., Series 2005A:
        6,000    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1          6,152,040
        1,300    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1          1,266,148

       12,000   Birmingham Waterworks and Sewerage Board, Alabama, Water and
                 Sewerage Revenue Bonds, Series                                       1/17 at 100.00         AAA         11,479,080
                 2007A, 4.500%, 1/01/43 - AMBAC Insured (UB)

        2,190   Courtland Industrial Development Board, Alabama, Pollution Control
                Revenue Bonds,                                                        6/15 at 100.00         BBB          2,150,952
                 International Paper Company, Series 2005A, 5.000%, 6/01/25

        5,020   DCH Health Care Authority, Alabama, Healthcare Facilities Revenue
                Bonds, Series 2002,                                                   6/12 at 101.00          A+          5,198,863
                 5.250%, 6/01/18

        1,000   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,094,290
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
       38,995   Total Alabama                                                                                            39,058,245
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 2.0% (1.2% OF TOTAL INVESTMENTS)

                Anchorage, Alaska, General Obligation Refunding Bonds,
                Series 2003A:
        2,000    5.250%, 9/01/17 (Pre-refunded 9/01/13) - FGIC Insured                9/13 at 100.00         AAA          2,175,980
        2,035    5.250%, 9/01/18 (Pre-refunded 9/01/13) - FGIC Insured                9/13 at 100.00         AAA          2,214,060

        5,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/10 at 100.00         AAA          5,374,300
                 Settlement Asset-Backed Bonds, Series 2000, 6.500%, 6/01/31
                 (Pre-refunded 6/01/10)

       10,500   Northern Tobacco Securitization Corporation, Alaska, Tobacco          6/14 at 100.00        Baa3          9,287,460
                 Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/32

------------------------------------------------------------------------------------------------------------------------------------
       19,535   Total Alaska                                                                                             19,051,800
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.0% (0.6% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          500    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            507,375
          660    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            668,422

        3,900   Pima County Industrial Development Authority, Arizona, Lease          1/08 at 100.00         Aaa          4,012,164
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

        4,130   University of Arizona, Certificates of Participation, Series 2002B,   6/12 at 100.00         AAA          4,344,760
                 5.125%, 6/01/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,190   Total Arizona                                                                                             9,532,721
------------------------------------------------------------------------------------------------------------------------------------


                                       17

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ARKANSAS - 0.8% (0.5% OF TOTAL INVESTMENTS)

$         480   Paragould, Arkansas, Water, Sewer and Electric Revenue Bonds,        12/10 at 100.00         AAA     $      510,840
                 Series 2000, 5.650%, 12/01/25 (Pre-refunded 12/01/10) -
                 AMBAC Insured

        5,245   University of Arkansas, Fayetteville, Athletic Facilities Revenue     9/09 at 100.00         Aaa          5,364,743
                 Bonds, Razorback Stadium, Series 1999, 5.050%, 9/15/20 -
                 AMBAC Insured

        2,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB          2,002,860
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/25

------------------------------------------------------------------------------------------------------------------------------------
        7,725   Total Arkansas                                                                                            7,878,443
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 19.2% (11.7% OF TOTAL INVESTMENTS)

        9,200   Alameda Corridor Transportation Authority, California,                  No Opt. Call         AAA          5,250,348
                 Subordinate Lien Revenue Bonds, Series 2004A,
                 0.000%, 10/01/20 - AMBAC Insured

        3,335   Anaheim Public Finance Authority, California, Public Improvement      9/17 at 100.00         AAA          2,736,368
                 Project Lease Revenue Bonds, UBS Residual Series 07 1011-1013,
                 5.869%, 3/01/37 - FGIC Insured (IF)

        4,000   California Department of Water Resources, Power Supply Revenue        5/12 at 101.00         Aaa          4,458,760
                 Bonds, Series 2002A, 6.000%, 5/01/15 (Pre-refunded 5/01/12)

        7,200   California Educational Facilities Authority, Revenue Bonds,          10/15 at 100.00         AA+          7,311,312
                 University of Southern California, Series 2005, 4.750%, 10/01/28

        1,500   California Educational Facilities Authority, Revenue Bonds,          11/15 at 100.00          A2          1,525,215
                 University of the Pacific, Series 2006, 5.000%, 11/01/30

                California Health Facilities Financing Authority, Health Facility
                Revenue Bonds, Adventist Health System/West, Series 2003A:
        3,700    5.000%, 3/01/28                                                      3/13 at 100.00           A          3,726,418
        7,000    5.000%, 3/01/33                                                      3/13 at 100.00           A          7,017,360

        5,425   California Health Facilities Financing Authority, Revenue Bonds,        No Opt. Call           A          5,665,545
                 Catholic Healthcare West, Series 2004I, 4.950%, 7/01/26
                 (Mandatory put 7/01/14)

        8,560   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2          8,664,346
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        8,570   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          8,578,399
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        3,015   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          3,016,025
                 Sutter Health, Series 2007A, 5.000%, 11/15/42

       11,395   California State Public Works Board, Lease Revenue Bonds,               No Opt. Call           A         12,281,417
                 Department of Corrections, Series 1993E, 5.500%, 6/01/15

                California Statewide Community Development Authority, Revenue
                Bonds, Daughters of Charity Health System, Series 2005A:
        1,640    5.250%, 7/01/30                                                      7/15 at 100.00        BBB+          1,646,544
        2,730    5.000%, 7/01/39                                                      7/15 at 100.00        BBB+          2,598,742

        4,000   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA+          4,361,880
                 5.250%, 7/01/14

                California, General Obligation Bonds, Series 2004:
        2,000    5.125%, 2/01/25                                                      2/14 at 100.00          A+          2,092,240
       10,000    5.125%, 2/01/26                                                      2/14 at 100.00          A+         10,438,400

        3,575   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          3,705,523
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        4,890   Clovis Unified School District, Fresno County, California, General      No Opt. Call         AAA          2,050,279
                 Obligation Bonds, Series 2006B, 0.000%, 8/01/26 -
                 MBIA Insured

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
        7,000    5.000%, 6/01/33                                                      6/17 at 100.00         BBB          6,236,440
        2,000    5.750%, 6/01/47                                                      6/17 at 100.00         BBB          1,920,200


                                       18

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       5,000   Kern Community College District, California, General Obligation         No Opt. Call         AAA     $    2,294,800
                 Bonds, Series 2006, 0.000%, 11/01/24 - FSA Insured

        5,470   Los Angeles Harbors Department, California, Revenue Bonds,            8/16 at 102.00         AAA          5,714,947
                 Series 2006A, 5.000%, 8/01/22 - FGIC Insured (Alternative
                 Minimum Tax)

          995   Martinez, California, Home Mortgage Revenue Bonds,                      No Opt. Call         AAA          1,288,406
                 Series 1983A, 10.750%, 2/01/16 (ETM)

       18,805   Pomona, California, GNMA/FNMA Collateralized Securities                 No Opt. Call         AAA         23,959,827
                 Program Single Family Mortgage Revenue Bonds, Series 1990A,
                 7.600%, 5/01/23 (ETM)

        5,000   Rancho Mirage Joint Powers Financing Authority, California,           7/14 at 100.00      A3 (4)          5,682,850
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        2,000   Redwood City School District, San Mateo County, California,           7/12 at 100.00         AAA          2,079,680
                 General Obligation Bonds, Series 2002, 5.000%, 7/15/27 -
                 FGIC Insured

        3,700   Sacramento Municipal Utility District, California, Electric Revenue   8/13 at 100.00         AAA          3,885,407
                 Bonds, Series 2003R, 5.000%, 8/15/22 - MBIA Insured

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          400    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            401,452
          445    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            443,763

        3,500   San Diego Unified Port District, California, Revenue Bonds,           9/14 at 100.00         AAA          3,600,730
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        7,150    0.000%, 1/15/32 - MBIA Insured (UB)                                    No Opt. Call         AAA          2,230,943
       50,400    0.000%, 1/15/34 - MBIA Insured (UB)                                    No Opt. Call         AAA         14,282,856

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
       10,450    0.000%, 1/15/31 - MBIA Insured                                         No Opt. Call         AAA          3,429,063
       24,025    0.000%, 1/15/36 - MBIA Insured                                         No Opt. Call         AAA          6,217,910

------------------------------------------------------------------------------------------------------------------------------------
      248,075   Total California                                                                                        180,794,395
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 4.8% (2.9% OF TOTAL INVESTMENTS)

        2,500   Centennial Water and Sanitation District, Colorado, Water and        12/14 at 100.00         AAA          2,640,475
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/21 -
                 FGIC Insured

          690   Colorado Educational and Cultural Facilities Authority, Charter       9/15 at 100.00         AAA            731,283
                 School Revenue Bonds, Bromley School, Series 2005,
                 5.125%, 9/15/20 - XLCA Insured

        2,125   Colorado Health Facilities Authority, Revenue Bonds, Evangelical      6/16 at 100.00          A-          2,104,154
                 Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29

        1,000   Colorado Health Facilities Authority, Revenue Bonds, Parkview         9/14 at 100.00          A3          1,006,470
                 Medical Center, Series 2004, 5.000%, 9/01/25

          800   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley    3/15 at 100.00        BBB+            787,648
                 Health Care, Series 2005F, 5.000%, 3/01/25

          150   Colorado Housing Finance Authority, Single Family Program            11/07 at 105.00         Aaa            154,425
                 Senior Bonds, Series 1997B-2, 7.000%, 5/01/26
                 (Alternative Minimum Tax)

          125   Colorado Housing Finance Authority, Single Family Program            11/07 at 105.00         Aaa            126,721
                 Senior Bonds, Series 1997C-2, 6.875%, 11/01/28
                 (Alternative Minimum Tax)

          570   Colorado Housing Finance Authority, Single Family Program             4/10 at 105.00          AA            608,914
                 Senior Bonds, Series 2000B-2, 7.250%, 10/01/31
                 (Alternative Minimum Tax)

        8,385   Denver City and County, Colorado, Airport System Revenue Bonds,         No Opt. Call          A+          9,236,413
                 Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

       19,810   Denver, Colorado, Excise Tax Revenue Bonds, Convention Center,        3/11 at 100.00         AAA         21,048,521
                 Series 2001A, 5.500%, 9/01/18 (Pre-refunded 3/01/11) -
                 FSA Insured

       20,500   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,         No Opt. Call         AAA          6,191,000
                 Series 2000B, 0.000%, 9/01/32 - MBIA Insured


                                       19

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$          43   El Paso County, Colorado, FNMA Mortgage-Backed Single Family            No Opt. Call         Aaa     $       45,219
                 Revenue Refunding Bonds, Series 1992A-2, 8.750%, 6/01/11

------------------------------------------------------------------------------------------------------------------------------------
       56,698   Total Colorado                                                                                           44,681,243
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.5% (0.3% OF TOTAL INVESTMENTS)

        1,930   Connecticut, General Obligation Bonds, Series 2001C,                    No Opt. Call          AA          2,180,225
                 5.500%, 12/15/16

        2,310   Greater New Haven Water Pollution Control Authority, Connecticut,    11/15 at 100.00         AAA          2,398,981
                 Regional Wastewater System Revenue Bonds, Series 2005A,
                 5.000%, 11/15/30 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,240   Total Connecticut                                                                                         4,579,206
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 3.6% (2.2% OF TOTAL INVESTMENTS)

        4,885   District of Columbia Housing Finance Agency, GNMA                    12/07 at 100.00         AAA          4,893,842
                 Collateralized Single Family Mortgage Revenue Bonds,
                 Series 1988E-4, 6.375%, 6/01/26 (Alternative Minimum Tax)

        9,505   District of Columbia, General Obligation Bonds, Series 1998B,           No Opt. Call         AAA         11,148,415
                 6.000%, 6/01/20 - MBIA Insured

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       14,105    0.000%, 4/01/24 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 47.66         AAA          5,910,559
        7,625    0.000%, 4/01/25 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 44.82         AAA          3,005,318
       16,665    0.000%, 4/01/32 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 29.23         AAA          4,283,905

        2,130   Washington Convention Center Authority, District of Columbia,        10/16 at 100.00         AAA          1,964,776
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                 Residuals 1606, 3.500%, 10/01/30 - AMBAC Insured (IF)

        3,335   Washington DC Convention Center Authority, Dedicated Tax             10/16 at 100.00         AAA          3,076,304
                 Revenue Bonds, Residual Series 1730,1731, 1736,
                 6.094%, 10/01/30 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       58,250   Total District of Columbia                                                                               34,283,119
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 5.8% (3.5% OF TOTAL INVESTMENTS)
        4,225   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A          4,294,459
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        8,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,      10/13 at 100.00         AAA          8,569,840
                 Tampa International Airport, Series 2003A, 5.375%, 10/01/16 -
                 MBIA Insured (Alternative Minimum Tax)

        5,400   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          5,659,902
                 Exempt Facilities Remarketed Revenue Bonds, National Gypsum
                 Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30
                 (Alternative Minimum Tax)

       19,750   Miami-Dade County Expressway Authority, Florida, Toll System          7/16 at 100.00         AAA         19,177,843
                 Revenue Bonds, Series 2006, 4.500%, 7/01/33 -
                 AMBAC Insured (UB)

        5,000   Orange County Health Facilities Authority, Florida, Hospital         11/10 at 101.00      A+ (4)          5,473,000
                 Revenue Bonds, Adventist Health System/Sunbelt Obligated
                 Group, Series 2000, 6.500%, 11/15/30 (Pre-refunded 11/15/10)

        6,910   South Miami Health Facilities Authority, Florida, Hospital Revenue,   8/17 at 100.00         AA-          6,869,991
                 Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42

        1,785   Tallahassee, Florida, Energy System Revenue Bonds, Series 2005,      10/15 at 100.00         AAA          1,845,619
                 5.000%, 10/01/28 - MBIA Insured

        2,375   Volusia County School Board, Florida, Certificates of Participation,  8/15 at 100.00         Aaa          2,474,703
                 Series 2005B, 5.000%, 8/01/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       53,445   Total Florida                                                                                            54,365,357
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.9% (1.1% OF TOTAL INVESTMENTS)

        2,625   Fulton County Development Authority, Georgia, Revenue Bonds,          5/14 at 100.00         AAA          2,814,289
                 Georgia Tech Molecular Science Building, Series 2004,
                 5.250%, 5/01/24 - MBIA Insured

        6,025   Fulton-DeKalb Hospital Authority, Georgia, Revenue Refunding          1/14 at 100.00         AAA          6,439,460
                 Certificates, Series 2003, 5.250%, 1/01/20 - FSA Insured


                                       20

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (continued)

$       4,845   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax        No Opt. Call         AAA     $    5,628,437
                 Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

        2,695   Savannah Housing Authority, Georgia, GNMA Collateralized              5/08 at 103.00         Aaa          2,793,233
                 Mortgage Revenue Refunding Bonds, Plantation Oak Project,
                 Series 2000, 6.350%, 11/20/39

------------------------------------------------------------------------------------------------------------------------------------
       16,190   Total Georgia                                                                                            17,675,419
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.1% (0.7% OF TOTAL INVESTMENTS)

       10,000   Hawaii, General Obligation Bonds, Series 2003DA,                      9/13 at 100.00         AAA         10,700,400
                 5.250%, 9/01/21 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.8% (0.5% OF TOTAL INVESTMENTS)

        5,000   Boise City, Idaho, Airport Revenue Certificates of Participation,     9/10 at 100.00         Aaa          5,169,600
                 Series 2000, 5.500%, 9/01/25 - FGIC Insured
                 (Alternative Minimum Tax)

        2,185   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-          2,135,116
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
        7,185   Total Idaho                                                                                               7,304,716
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 12.5% (7.7% OF TOTAL INVESTMENTS)

        9,220   Chicago Board of Education, Illinois, Unlimited Tax General          12/07 at 102.00         AAA          9,415,648
                 Obligation Bonds, Dedicated Tax Revenues, Series 1997A,
                 5.250%, 12/01/27 (Pre-refunded 12/01/07) - AMBAC Insured

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1:
        8,890    0.000%, 12/01/16 - FGIC Insured                                        No Opt. Call         AAA          6,122,187
       10,000    0.000%, 12/01/20 - FGIC Insured                                        No Opt. Call         AAA          5,622,400
       10,130    0.000%, 12/01/24 - FGIC Insured                                        No Opt. Call         AAA          4,634,678

                Chicago Board of Education, Illinois, Unlimited Tax General
                Obligation Bonds, Dedicated Tax Revenues, Series 1999A:
       15,000    0.000%, 12/01/21 - FGIC Insured                                        No Opt. Call         AAA          8,004,000
       10,000    0.000%, 12/01/23 - FGIC Insured                                        No Opt. Call         AAA          4,819,700

       26,350   Chicago Greater Metropolitan Area Sanitary District, Illinois,       12/16 at 100.00         AAA         28,832,961
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/35 (UB)

           25   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             3/08 at 103.00         Aaa             25,665
                 Mortgage Revenue Bonds, Series 1996A, 7.000%, 9/01/27
                 (Alternative Minimum Tax)

          185   Chicago, Illinois, FNMA/GNMA Collateralized Single Family             3/08 at 105.00         Aaa            190,132
                 Mortgage Revenue Bonds, Series 1997B, 6.950%, 9/01/28
                 (Alternative Minimum Tax)

        8,740   Illinois Development Finance Authority, Pollution Control             2/08 at 100.00         AAA          8,859,563
                 Revenue Refunding Bonds, Illinois Power Company,
                 Series 1994A, 5.700%, 2/01/24 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare
                System, Series 2004:
        1,050    5.250%, 11/15/22                                                     5/14 at 100.00           A          1,079,789
        3,000    5.250%, 11/15/23                                                     5/14 at 100.00           A          3,080,010

          985   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            965,113
                 Series 2006, 5.125%, 1/01/25

        1,175   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,184,106
                 Medical Center, Series 2002, 5.500%, 5/15/32

        9,820   Illinois Health Facilities Authority, Revenue Bonds, Sherman          2/08 at 101.00         AAA         10,071,294
                 Health Systems, Series 1997, 5.250%, 8/01/27 -
                 AMBAC Insured

        1,000   Lombard Public Facilities Corporation, Illinois, Second Tier          1/16 at 100.00         AA-          1,018,200
                 Conference Center and Hotel Revenue Bonds, Series 2005B,
                 5.250%, 1/01/30

       10,040   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA          7,398,878
                 Bonds, McCormick Place Expansion Project, Series 1992A,
                 0.000%, 6/15/15 - FGIC Insured

        9,200   Metropolitan Pier and Exposition Authority, Illinois, Revenue        12/09 at 101.00         AAA          9,585,204
                 Bonds, McCormick Place Expansion Project, Series 1999A,
                 5.500%, 12/15/24 - FGIC Insured


                                       21

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       3,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue           No Opt. Call         AAA     $    3,892,560
                 Bonds, McCormick Place Hospitality Facility, Series 1996A,
                 7.000%, 7/01/26 (ETM)

        3,000   Upper Illinois River Valley Development Authority, Healthcare        12/11 at 101.00        BBB+          3,195,540
                 Facilities Revenue Bonds, Morris Hospital, Series 2001,
                 6.625%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
      140,810   Total Illinois                                                                                          117,997,628
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        2,005   Hamilton County Public Building Corporation, Indiana,                 8/14 at 100.00         AAA          2,086,944
                 First Mortgage Bonds, Series 2004, 5.000%, 8/01/22 -
                 FSA Insured

        7,965   Wawasee Community School Corporation, Indiana, First                  1/12 at 101.00      AA (4)          8,720,401
                 Mortgage Bonds, New Elementary and Remodeling Building
                 Corporation, Series 2000, 5.750%, 1/15/20
                 (Pre-refunded 1/15/12)

------------------------------------------------------------------------------------------------------------------------------------
        9,970   Total Indiana                                                                                            10,807,345
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 2.0% (1.2% OF TOTAL INVESTMENTS)

                Des Moines, Iowa, General Obligation Bonds, Series 2000D:
        1,215    5.750%, 6/01/17 - MBIA Insured                                       6/08 at 100.00         AAA          1,230,394
        1,410    5.800%, 6/01/18 - MBIA Insured                                       6/08 at 100.00         AAA          1,427,414

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,088,920
                 Medical Center, Series 2000, 6.250%, 7/01/25

        3,860   Iowa Finance Authority, Industrial Remarketed Revenue                   No Opt. Call         AAA          4,696,964
                 Refunding Bonds, Urbandale Hotel Corporation, Series 1989A,
                 8.500%, 8/01/16 (Alternative Minimum Tax) (ETM)

       10,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          9,280,800
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42

------------------------------------------------------------------------------------------------------------------------------------
       18,485   Total Iowa                                                                                               18,724,492
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.7% (0.4% OF TOTAL INVESTMENTS)

        6,000   Kansas Department of Transportation, Highway Revenue Bonds,           3/14 at 100.00         AAA          6,323,160
                 Series 2004A, 5.000%, 3/01/21

          445   Sedgwick and Shawnee Counties, Kansas, GNMA                           6/08 at 105.00         Aaa            447,982
                 Mortgage-Backed Securities Program Single Family
                 Revenue Bonds, Series 1998A-1, 6.500%, 12/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        6,445   Total Kansas                                                                                              6,771,142
------------------------------------------------------------------------------------------------------------------------------------


                KENTUCKY - 0.8% (0.5% OF TOTAL INVESTMENTS)

        3,770   Kentucky Turnpike Authority, Economic Development Road                7/15 at 100.00         AAA          3,949,377
                 Revenue Bonds, Revitalization Project, Series 2005B,
                 5.000%, 7/01/24 - AMBAC Insured

                Marshall County School District Finance Corporation, Kentucky,
                School Building Revenue Bonds, Series 2004:
        1,210    5.000%, 6/01/19 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,280,821
        1,270    5.000%, 6/01/20 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,344,333
        1,335    5.000%, 6/01/21 - AMBAC Insured                                      6/14 at 100.00         Aaa          1,407,998

------------------------------------------------------------------------------------------------------------------------------------
        7,585   Total Kentucky                                                                                            7,982,529
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 3.8% (2.3% OF TOTAL INVESTMENTS)

        2,915   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,147,063
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/19 (Pre-refunded 12/01/12) - AMBAC Insured

          200   Louisiana Housing Finance Agency, Single Family Mortgage              9/09 at 101.00         Aaa            206,162
                 Revenue Bonds, Series 2000A, 7.450%, 12/01/31
                 (Alternative Minimum Tax)

        5,505   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call         BBB          6,604,073
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14

          620   Louisiana Public Facilities Authority, Extended Care Facilities         No Opt. Call     N/R (4)            758,167
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994,
                 11.000%, 2/01/14 (ETM)


                                       22

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LOUISIANA (continued)

$       2,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+     $    2,036,300
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2005A:
        1,200    5.000%, 5/01/25 - FGIC Insured                                       5/15 at 100.00         AAA          1,250,628
        2,210    5.000%, 5/01/26 - FGIC Insured                                       5/15 at 100.00         AAA          2,300,367
        2,500    5.000%, 5/01/27 - FGIC Insured                                       5/15 at 100.00         AAA          2,599,000

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006:
          930    4.750%, 5/01/39 - FSA Insured (UB)                                   5/16 at 100.00         AAA            931,618
       10,105    4.500%, 5/01/41 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          9,708,076

        5,800   Lousiana Public Facilties Authority, Revenue Bonds,                   5/17 at 100.00          A3          5,846,110
                 Ochsner Clinic Foundation Project, Series 2007A,
                 5.500%, 5/15/47

------------------------------------------------------------------------------------------------------------------------------------
       33,985   Total Louisiana                                                                                          35,387,564
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 1.0% (0.6% OF TOTAL INVESTMENTS)

        2,200   Baltimore, Maryland, Senior Lien Convention Center Hotel              9/16 at 100.00         AAA          2,346,300
                 Revenue Bonds, Series 2006A, 5.250%, 9/01/27 -
                 XLCA Insured

        3,560   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA          3,568,580
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 - MBIA Insured (UB)

        3,600   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          3,692,304
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        9,360   Total Maryland                                                                                            9,607,184
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 4.9% (3.0% OF TOTAL INVESTMENTS)

          840   Massachusetts Bay Transportation Authority, Assessment Bonds,         7/10 at 100.00         AAA            867,552
                 Series 2000A, 5.250%, 7/01/30

                Massachusetts Bay Transportation Authority, Assessment Bonds,
                Series 2000A:
        7,900    5.250%, 7/01/30 (Pre-refunded 7/01/10)                               7/10 at 100.00         AAA          8,266,086
        1,260    5.250%, 7/01/30 (Pre-refunded 7/01/10)                               7/10 at 100.00     Aa1 (4)          1,318,388

        8,505   Massachusetts Housing Finance Agency, Rental Housing Mortgage         1/11 at 100.00         AAA          8,707,419
                 Revenue Bonds, Series 2001A, 5.850%, 7/01/35 -
                 AMBAC Insured (Alternative Minimum Tax)

        2,825   Massachusetts Industrial Finance Agency, Resource Recovery           12/08 at 102.00         BBB          2,891,953
                 Revenue Refunding Bonds, Ogden Haverhill Project,
                 Series 1998A, 5.450%, 12/01/12 (Alternative Minimum Tax)

       13,000   Massachusetts Water Pollution Abatement Trust, Pooled Loan            8/16 at 100.00         AAA         12,322,960
                 Program Bonds, Series 12, 4.375%, 8/01/36 (UB)

        5,960   Massachusetts Water Resources Authority, General Revenue              8/17 at 100.00         AAA          6,443,654
                 Bonds, Series 2005A, 5.250%, 8/01/25 - MBIA Insured

        1,845   Massachusetts Water Resources Authority, General Revenue              2/17 at 100.00         AAA          1,577,106
                 Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                 FSA Insured (IF)

        3,820   Massachusetts, Special Obligation Dedicated Tax Revenue               1/14 at 100.00         AAA          4,151,270
                 Bonds, Series 2004, 5.250%, 1/01/24 (Pre-refunded 1/01/14) -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       45,955   Total Massachusetts                                                                                      46,546,388
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.4% (2.7% OF TOTAL INVESTMENTS)

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
        3,565    5.250%, 4/01/22 - XLCA Insured                                       4/13 at 100.00         AAA          3,736,619
        1,275    5.250%, 4/01/23 - XLCA Insured                                       4/13 at 100.00         AAA          1,334,492


                                       23

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MICHIGAN (continued)

$       3,930   Hudsonville Public Schools, Ottawa and Allegan Counties,              5/08 at 100.00         AAA     $    3,955,702
                 Michigan, Unlimited Tax General Obligation School Building
                 and Site Refunding Bonds, Series 1997, 5.150%, 5/01/22 -
                 FGIC Insured

        3,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          3,143,160
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        6,600   Michigan Housing Development Authority, Limited Obligation            1/08 at 102.00         AAA          6,680,322
                 Multifamily Mortgage Revenue Refunding Bonds, Forest Hills
                 Regency Square Project, Series 1999A, 5.750%, 7/01/29

       10,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00         AAA         10,447,500
                 Facilities Program, Series 2003II, 5.000%, 10/15/23 -
                 MBIA Insured

        4,000   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00         Aa2          4,053,760
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

          850   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        BBB-            841,033
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.500%, 6/01/35

        6,390   Wayne County, Michigan, Airport Revenue Bonds, Detroit               12/12 at 100.00         AAA          6,758,959
                 Metropolitan Airport, Series 2002D, 5.500%, 12/01/19 -
                 FGIC Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       39,610   Total Michigan                                                                                           40,951,547
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 5.0% (3.1% OF TOTAL INVESTMENTS)

       13,650   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc.,    7/14 at 100.00          A-         13,719,888
                 Series 2004, 4.950%, 7/01/22

        2,000   Duluth Economic Development Authority, Minnesota, Healthcare          2/14 at 100.00          A-          2,067,660
                 Facilities Revenue Bonds, Benedictine Health System -
                 St. Mary's Duluth Clinic, Series 2004, 5.375%, 2/15/22

                Eden Prairie, Minnesota, GNMA Collateralized Multifamily Housing
                Revenue Bonds, Rolling Hills Project, Series 2001A:
        1,000    6.150%, 8/20/31                                                      8/11 at 105.00         Aaa          1,079,810
        2,000    6.200%, 2/20/43                                                      8/11 at 105.00         Aaa          2,154,140

           90   Minnesota Agricultural and Economic Development Board,               11/07 at 102.00         AAA             91,919
                 Healthcare System Revenue Bonds, Fairview Hospital and
                 Healthcare Services, Series 1997A, 5.750%, 11/15/26 -
                 MBIA Insured

        1,335   Minnesota Higher Education Facilities Authority, Revenue Bonds,       4/16 at 100.00          A2          1,377,506
                 University of St. Thomas, Series 2006-6I, 5.000%, 4/01/23

          700   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2            724,955
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

        1,500   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,566,630
                 Series 2004A, 5.250%, 10/01/24

        1,665   Rochester, Minnesota, Health Care Facilities Revenue Bonds,           5/16 at 100.00          AA          1,695,669
                 Series 2006, 5.000%, 11/15/36

        1,545   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,624,815
                 Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25

       17,370   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 103.00         AAA         20,978,618
                 Sales Tax Revenue Refunding Bonds, Civic Center Project,
                 Series 1996, 7.100%, 11/01/23 - FSA Insured (5)

------------------------------------------------------------------------------------------------------------------------------------
       42,855   Total Minnesota                                                                                          47,081,610
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.7% (0.5% OF TOTAL INVESTMENTS)

        6,875   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          6,967,813
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 2.0% (1.2% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          2,022,660
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

          500   Hannibal Industrial Development Authority, Missouri,                  3/16 at 100.00        BBB+            496,680
                 Health Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22


                                       24

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSOURI (continued)

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
$       1,565    6.000%, 6/01/20                                                        No Opt. Call        BBB+     $    1,724,411
        1,260    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,204,598

        1,500   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          1,577,040
                 Bonds, SSM Healthcare System, Series 2001A, 5.250%, 6/01/21 -
                 AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        1,500    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA          1,601,145
        4,150    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA          4,426,930

          320   Missouri Housing Development Commission, GNMA/FNMA Single             3/08 at 104.00         AAA            325,210
                 Family Mortgage Revenue Bonds, Homeownership Loan
                 Program, Series 1996C, 7.450%, 9/01/27
                 (Alternative Minimum Tax)

        2,410   Missouri Housing Development Commission, Single Family                3/09 at 103.00         AAA          2,441,523
                 Mortgage Revenue Bonds, Homeownership Loan Program,
                 Series 1999B-1, 6.700%, 9/01/30 (Alternative Minimum Tax)

        2,960   St. Charles County Francis Howell School District, Missouri,            No Opt. Call         AAA          3,001,973
                 General Obligation Refunding Bonds, Series 1994A,
                 7.800%, 3/01/08 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       18,165   Total Missouri                                                                                           18,822,170
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.3% (0.8% OF TOTAL INVESTMENTS)

        7,260   Omaha Public Power District, Nebraska, Separate Electric              2/17 at 100.00         AAA          7,480,123
                 System Revenue Bonds, Nebraska City 2, Series 2006A,
                 5.000%, 2/01/49 - AMBAC Insured (UB)

        4,410   University of Nebraska, Lincoln, Student Fees and Facilities         11/13 at 100.00         Aa2          4,520,691
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
       11,670   Total Nebraska                                                                                           12,000,814
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.4% (2.7% OF TOTAL INVESTMENTS)

       10,410   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         11,279,443
                 Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) -
                 MBIA Insured

       15,000   Clark County, Nevada, General Obligation Bank Bonds, Southern         6/11 at 100.00         AAA         15,879,000
                 Nevada Water Authority Loan, Series 2001, 5.250%, 6/01/26
                 (Pre-refunded 6/01/11) - FGIC Insured

                Director of Nevada State Department of Business and Industry,
                Revenue Bonds, Las Vegas Monorail Project, First Tier, Series
                2000:
        6,425    0.000%, 1/01/29 - AMBAC Insured                                        No Opt. Call         AAA          2,325,208
       12,000    5.375%, 1/01/40 - AMBAC Insured                                      1/10 at 100.00         AAA         12,313,440

------------------------------------------------------------------------------------------------------------------------------------
       43,835   Total Nevada                                                                                             41,797,091
------------------------------------------------------------------------------------------------------------------------------------


                NEW HAMPSHIRE - 0.0% (0.0% OF TOTAL INVESTMENTS)

          455   New Hampshire Housing Finance Authority, Single Family                1/08 at 101.00         Aa2            460,151
                 Mortgage Acquisition Revenue Bonds, Series 1996B,
                 6.400%, 1/01/27 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 8.0% (4.9% OF TOTAL INVESTMENTS)

       10,150   Delaware River Port Authority, Pennsylvania and New Jersey,           1/10 at 100.00         AAA         10,509,818
                 Revenue Bonds, Port District Project, Series 1999B,
                 5.625%, 1/01/26 - FSA Insured

        8,000   Essex County Improvement Authority, New Jersey, General              10/10 at 100.00         Aaa          8,566,880
                 Obligation Guaranteed Lease Revenue Bonds, County
                 Correctional Facility Project, Series 2000, 6.000%, 10/01/25
                 (Pre-refunded 10/01/10) - FGIC Insured

          500   Middlesex County Improvement Authority, New Jersey, Senior              No Opt. Call        Baa3            506,730
                 Revenue Bonds, Heldrich Center Hotel/Conference Center
                 Project, Series 2005A, 5.000%, 1/01/15


                                       25

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW JERSEY (continued)

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
$       3,655    5.250%, 9/01/24                                                      9/15 at 100.00         AA-     $    3,889,870
        2,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-          2,120,320

        3,985   New Jersey Housing and Mortgage Finance Agency, Home                  4/08 at 101.50         AAA          4,047,046
                 Buyer Program Revenue Bonds, Series 1997U, 5.850%, 4/01/29 -
                 MBIA Insured (Alternative Minimum Tax)

                New Jersey Transportation Trust Fund Authority, Transportation
                System Bonds, Series 2003C:
        5,410    5.500%, 6/15/20 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA          5,941,749
        9,250    5.500%, 6/15/23 (Pre-refunded 6/15/13)                               6/13 at 100.00         AAA         10,159,183

        3,850   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          4,244,202
                 System Bonds, Series 2006A, 5.250%, 12/15/20

                New Jersey Turnpike Authority, Revenue Bonds, Series 2000A:
        3,915    6.000%, 1/01/14 - MBIA Insured (ETM)                                   No Opt. Call         AAA          4,426,769
        7,585    6.000%, 1/01/14 - MBIA Insured (ETM)                                   No Opt. Call         AAA          8,576,511

        2,500   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          2,633,925
                 5.000%, 1/01/19 - FGIC Insured

        9,130   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          9,534,368
                 5.000%, 1/01/25 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       69,930   Total New Jersey                                                                                         75,157,371
------------------------------------------------------------------------------------------------------------------------------------


                NEW MEXICO - 0.8% (0.5% OF TOTAL INVESTMENTS)

          645   New Mexico Mortgage Finance Authority, Single Family Mortgage         3/10 at 102.50         AAA            654,062
                 Program Bonds, Series 2000D-2, 6.850%, 9/01/31
                 (Alternative Minimum Tax)

        5,585   Santa Fe County, New Mexico, Correctional System Gross                  No Opt. Call         AAA          6,599,850
                 Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,230   Total New Mexico                                                                                          7,253,912
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 18.6% (11.3% OF TOTAL INVESTMENTS)

                Dormitory Authority of the State of New York, Revenue Bonds,
                University of Rochester, Series 2004A:
        1,000    5.250%, 7/01/22                                                      7/14 at 100.00          A+          1,056,570
          500    5.250%, 7/01/24                                                      7/14 at 100.00          A+            526,215

        1,025   Dormitory Authority of the State of New York, Revenue Bonds,          7/14 at 100.00      A+ (4)          1,127,264
                 University of Rochester, Series 2004A, 5.250%, 7/01/20
                 (Pre-refunded 7/01/14)

        1,995   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          2,117,373
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/20

        2,335   Dormitory Authority of the State of New York, State Personal          3/15 at 100.00         AAA          2,443,974
                 Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 -
                 AMBAC Insured

        6,915   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA          6,602,235
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        6,000   Liberty Development Corporation, New York, Goldman Sachs                No Opt. Call         AA-          6,388,620
                 Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

       13,580   Long Island Power Authority, New York, Electric System General        6/08 at 101.00         AAA         13,857,847
                 Revenue Bonds, Series 1998A, 5.250%, 12/01/26
                 (Pre-refunded 6/01/08)

        5,100   Long Island Power Authority, New York, Electric System Revenue       11/16 at 100.00         AAA          4,761,819
                 Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 2006A:
        7,000    5.000%, 12/01/23 - FGIC Insured                                      6/16 at 100.00         AAA          7,381,780
        5,000    5.000%, 12/01/24 - FGIC Insured                                      6/16 at 100.00         AAA          5,258,000

        4,500   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00         AAA          4,679,505
                 Revenue Bonds, Series 2005B, 5.000%, 11/15/30 -
                 AMBAC Insured


                                       26

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       7,400   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A     $    7,654,708
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

        3,000   Metropolitan Transportation Authority, New York, Transportation      11/12 at 100.00         AAA          3,179,970
                 Revenue Refunding Bonds, Series 2002A, 5.125%, 11/15/21 -
                 FGIC Insured

                New York City Industrial Development Agency, New York, Civic
                Facility Revenue Bonds, United Jewish Appeal - Federation of
                Jewish Philanthropies of New York Inc., Series 2004A:
        2,185    5.250%, 7/01/20                                                      7/14 at 100.00         Aa1          2,341,992
        2,050    5.250%, 7/01/21                                                      7/14 at 100.00         Aa1          2,197,293
        2,420    5.250%, 7/01/22                                                      4/14 at 100.00         Aa1          2,571,347
        1,370    5.250%, 7/01/24                                                      4/14 at 100.00         Aa1          1,449,953

       12,500   New York City, New York, General Obligation Bonds,                   10/13 at 100.00          AA         13,148,000
                 Fiscal Series 2003D, 5.250%, 10/15/22

          525   New York City, New York, General Obligation Bonds,                    6/13 at 100.00          AA            557,965
                 Fiscal Series 2003J, 5.500%, 6/01/23

        4,475   New York City, New York, General Obligation Bonds,                    6/13 at 100.00      AA (4)          4,921,650
                 Fiscal Series 2003J, 5.500%, 6/01/23 (Pre-refunded 6/01/13)

        6,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          AA          6,370,200
                 Fiscal Series 2004C, 5.250%, 8/15/20

        7,960   New York City, New York, General Obligation Bonds,                    4/15 at 100.00          AA          8,241,306
                 Fiscal Series 2005M, 5.000%, 4/01/24

       11,525   New York Convention Center Development Corporation,                  11/15 at 100.00         AAA         11,792,034
                 Hotel Unit Fee Revenue Bonds, Series 2005, 5.000%, 11/15/44 -
                 AMBAC Insured (UB)

          650   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         BBB            675,760
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35

        1,350   New York Counties Tobacco Trust I, Tobacco Settlement                 6/10 at 101.00         AAA          1,465,520
                 Pass-Through Bonds, Series 2000B, 6.500%, 6/01/35
                 (Pre-refunded 6/01/10)

        3,770   New York State Thruway Authority, General Revenue Bonds,              7/15 at 100.00         AAA          3,944,363
                 Series 2005G, 5.000%, 1/01/25 - FSA Insured

        7,400   New York State Tobacco Settlement Financing Corporation,              6/10 at 100.00         AA-          7,698,220
                 Tobacco Settlement Asset-Backed and State Contingency
                 Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/16

       13,010   New York State Urban Development Corporation, Service                   No Opt. Call         AA-         13,728,933
                 Contract Revenue Bonds, Correctional and Youth Facilities,
                 Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

        6,460   New York State Urban Development Corporation, State Personal          3/14 at 100.00         AAA          6,711,229
                 Income Tax Revenue Bonds, Series 2004A-1, 5.000%, 3/15/26 -
                 FGIC Insured

        2,000   Port Authority of New York and New Jersey, Consolidated Revenue       6/15 at 101.00         AAA          2,095,580
                 Bonds, One Hundred Fortieth Series 2005, 5.000%, 12/01/27 -
                 XLCA Insured

        5,000   Port Authority of New York and New Jersey, Consolidated               3/14 at 101.00         AAA          5,201,350
                 Revenue Bonds, One Hundred Thirty-Fifth Series 2004,
                 5.000%, 9/15/28 - XLCA Insured

        2,720   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          2,833,642
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

        9,515   Triborough Bridge and Tunnel Authority, New York, General            11/12 at 100.00         Aa2          9,912,537
                 Purpose Revenue Refunding Bonds, Series 2002B,
                 5.000%, 11/15/22

------------------------------------------------------------------------------------------------------------------------------------
      168,235   Total New York                                                                                          174,894,754
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.3% (0.8% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Certificates of Participation,
                Governmental Facilities Projects, Series 2003G:
        5,785    5.250%, 6/01/22                                                      6/13 at 100.00         AA+          6,059,383
        3,475    5.250%, 6/01/23                                                      6/13 at 100.00         AA+          3,634,572

        1,050   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/17 at 100.00         AA-          1,065,015
                 Health Care System Revenue Bonds, Carolinas Health Care,
                 5.000%, 1/15/31


                                       27

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH CAROLINA (continued)

$       1,000   Gaston County Industrial Facilities and Pollution Control             8/15 at 100.00         N/R     $    1,017,970
                 Financing Authority, North Carolina, National Gypsum
                 Company Project Exempt Facilities Revenue Bonds,
                 Series 2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       11,310   Total North Carolina                                                                                     11,776,940
------------------------------------------------------------------------------------------------------------------------------------


                NORTH DAKOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        9,650   Dickinson, North Dakota, Health Care Facilities Revenue               2/10 at 102.00          AA         10,468,996
                 Bonds, BHS Long Term Care Inc., Series 1990,
                 7.625%, 2/15/20 - RAAI Insured
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 3.4% (2.1% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                2007A-2:
          285    5.125%, 6/01/24                                                      6/17 at 100.00         BBB            275,111
        2,850    5.875%, 6/01/30                                                      6/17 at 100.00         BBB          2,814,746
        2,745    5.750%, 6/01/34                                                      6/17 at 100.00         BBB          2,648,925
        6,285    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          6,101,667

        2,750   Cincinnati City School District, Hamilton County, Ohio, General         No Opt. Call         AAA          3,068,478
                 Obligation Bonds, Series 2006, 5.250%, 12/01/22 -
                 FGIC Insured

        4,265   Franklin County, Ohio, Hospital Revenue and Improvement               5/11 at 101.00         Aaa          4,573,445
                 Bonds, Children's Hospital Project, Series 2001,
                 5.500%, 5/01/28 (Pre-refunded 5/01/11) - AMBAC Insured

        2,720   Ohio State University, General Receipts Bonds, Series 2003B,          6/13 at 100.00          AA          2,903,246
                 5.250%, 6/01/20

          665   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00          A-            703,497
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16

        1,335   Richland County, Ohio, Hospital Facilities Revenue Refunding         11/10 at 101.00     N/R (4)          1,447,794
                 Bonds, MedCentral Health System Obligated Group,
                 Series 2000A, 6.125%, 11/15/16 (Pre-refunded 11/15/10)

        7,000   Steubenville, Ohio, Hospital Facilities Revenue Refunding and        10/10 at 100.00      A3 (4)          7,586,320
                 Improvement Bonds, Trinity Health System, Series 2000,
                 6.500%, 10/01/30 (Pre-refunded 10/01/10)

------------------------------------------------------------------------------------------------------------------------------------
       30,900   Total Ohio                                                                                               32,123,229
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 2.8% (1.7% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital
                Revenue Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00         BBB            502,055
        1,050    5.375%, 9/01/36                                                      9/16 at 100.00         BBB          1,045,338

        3,500   Oklahoma Capitol Improvement Authority, State Facilities              7/15 at 100.00         AAA          3,666,530
                 Revenue Bonds, Series 2005F, 5.000%, 7/01/24 -
                 AMBAC Insured

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
       10,000    5.000%, 2/15/37                                                      2/17 at 100.00         AA-         10,054,600
        4,165    5.000%, 2/15/42                                                      2/17 at 100.00         AA-          4,169,290

        6,685   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA          6,721,099
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36

------------------------------------------------------------------------------------------------------------------------------------
       25,900   Total Oklahoma                                                                                           26,158,912
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.0% (0.6% OF TOTAL INVESTMENTS)

                Oregon Department of Administrative Services, Certificates of
                Participation, Series 2005A:
        2,060    5.000%, 5/01/24 - FSA Insured                                        5/15 at 100.00         AAA          2,144,233
        4,220    5.000%, 5/01/30 - FSA Insured                                        5/15 at 100.00         AAA          4,354,407

        2,500   Oregon State Department of Transportation, Highway User              11/14 at 100.00         AAA          2,713,450
                 Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21
                 (Pre-refunded 11/15/14)

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Oregon                                                                                              9,212,090
------------------------------------------------------------------------------------------------------------------------------------


                                       28

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.4% (2.7% OF TOTAL INVESTMENTS)

$         980   Bucks County Industrial Development Authority, Pennsylvania,          3/17 at 100.00         BBB     $      908,274
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

                Lancaster Higher Education Authority, Pennsylvania, Revenue
                Bonds, Franklin and Marshall College, Series 2003C:
        1,340    5.250%, 4/15/15                                                      4/13 at 100.00          A+          1,426,336
        1,960    5.250%, 4/15/17                                                      4/13 at 100.00          A+          2,066,702

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA          1,040,340
                 Series 2005, 5.000%, 9/01/29

        2,625   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00         AAA          2,750,843
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General
                Ordinance, Fifth Series 2004A-1:
        4,505    5.000%, 9/01/21 - FSA Insured                                        9/14 at 100.00         AAA          4,699,211
        4,735    5.000%, 9/01/22 - FSA Insured                                        9/14 at 100.00         AAA          4,924,921

        8,405   Philadelphia Redevelopment Authority, Pennsylvania,                   4/08 at 103.00         N/R          8,454,926
                 Multifamily Housing Mortgage Revenue Bonds, Cricket Court
                 Apartments, Series 1998A, 6.200%, 4/01/25
                 (Alternative Minimum Tax)

       14,000   State Public School Building Authority, Pennsylvania,                 6/13 at 100.00         AAA         15,184,400
                 Lease Revenue Bonds, Philadelphia School District,
                 Series 2003, 5.250%, 6/01/24 (Pre-refunded 6/01/13) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,550   Total Pennsylvania                                                                                       41,455,953
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 0.3% (0.2% OF TOTAL INVESTMENTS)

        2,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue        8/17 at 100.00          A+          2,585,600
                 Bonds, Series 2007A, 5.250%, 8/01/57
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 6.7% (4.1% OF TOTAL INVESTMENTS)

        8,610   Dorchester County School District 2, South Carolina, Installment     12/14 at 100.00           A          8,907,906
                 Purchase Revenue Bonds, GROWTH, Series 2004,
                 5.250%, 12/01/24

                Greenville County School District, South Carolina, Installment
                Purchase Revenue Bonds, Series 2003:
        5,090    5.250%, 12/01/18                                                    12/13 at 100.00         AA-          5,372,699
        3,595    5.250%, 12/01/20                                                    12/13 at 100.00         AA-          3,776,943
        1,865    5.250%, 12/01/21                                                    12/13 at 100.00         AA-          1,956,348

                Lexington County Health Service District, South Carolina, Hospital
                Revenue Bonds, Series 2004:
        1,805    6.000%, 5/01/19 (Pre-refunded 5/01/14)                               5/14 at 100.00      A+ (4)          2,045,697
        2,400    5.500%, 5/01/24 (Pre-refunded 5/01/14)                               5/14 at 100.00      A+ (4)          2,651,208

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
       13,345    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)         15,203,825
        1,655    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          1,882,761

                Tobacco Settlement Revenue Management Authority,
                South Carolina, Tobacco Settlement Asset-Backed Bonds,
                Series 2001B:
        8,915    6.000%, 5/15/22                                                      5/11 at 101.00         BBB          9,163,996
        7,500    6.375%, 5/15/28                                                      5/11 at 101.00         BBB          7,713,300
        4,150    6.375%, 5/15/30                                                        No Opt. Call         BBB          4,260,349

------------------------------------------------------------------------------------------------------------------------------------
       58,930   Total South Carolina                                                                                     62,935,032
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.6% (1.0% OF TOTAL INVESTMENTS)

        6,400   Johnson City Health and Educational Facilities Board, Tennessee,      7/16 at 100.00        BBB+          6,489,728
                 Revenue Bonds, Mountain States Health Alliance,
                 Series 2006A, 5.500%, 7/01/36

        6,100   Knox County Health, Educational and Housing Facilities Board,          1/17 at 31.68          A-          1,071,709
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant
                 Health, Series 2006, 0.000%, 1/01/40


                                       29

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TENNESSEE (continued)

$         410   Sullivan County Health Educational and Housing Facilities Board,      9/16 at 100.00        BBB+     $      404,867
                 Tennessee, Revenue Bonds, Wellmont Health System,
                 Series 2006C, 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
        1,300    5.500%, 11/01/37                                                    11/17 at 100.00         N/R          1,315,457
        3,000    5.500%, 11/01/46                                                    11/17 at 100.00         N/R          3,009,840

        2,705   Tennessee Housing Development Agency, Homeownership                   7/13 at 100.00          AA          2,753,392
                 Program Bonds, Series 2004, 5.000%, 7/01/34
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       19,915   Total Tennessee                                                                                          15,044,993
------------------------------------------------------------------------------------------------------------------------------------


                TEXAS - 15.3% (9.4% OF TOTAL INVESTMENTS)

        5,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/12 at 100.00        CCC+          4,457,300
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        3,240   Austin Housing Finance Corporation, Texas, GNMA Collateralized       12/10 at 105.00         Aaa          3,512,257
                 Multifamily Housing Revenue Bonds, Fairway Village Project,
                 Series 2000A, 7.375%, 6/20/35 (Alternative Minimum Tax)

        8,840   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA          8,094,169
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        2,150   Brazos River Authority, Texas, Pollution Control Revenue Bonds,      10/13 at 101.00        Caa1          2,213,490
                 TXU Energy Company LLC Project, Series 2003C,
                 6.750%, 10/01/38 (Alternative Minimum Tax)

          175   Clear Creek Independent School District, Galveston and Harris         2/10 at 100.00         AAA            184,098
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000, 6.000%, 2/15/16

          660   Harlingen Housing Finance Corporation, Texas, GNMA/FNMA               9/10 at 105.00         AAA            677,114
                 Single Family Mortgage Revenue Bonds, Series 2000A,
                 6.700%, 9/01/33 (Alternative Minimum Tax)

        3,380   Harris County Hospital District, Texas, Revenue Refunding Bonds,        No Opt. Call         AAA          3,537,102
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured

        1,000   Harris County Hospital District, Texas, Revenue Refunding Bonds,        No Opt. Call         AAA          1,034,470
                 Series 1990, 7.400%, 2/15/10 - AMBAC Insured (ETM)

       19,125   Harris County Hospital District, Texas, Revenue Refunding Bonds,      8/10 at 100.00         AAA         20,394,326
                 Series 2000, 6.000%, 2/15/15 (Pre-refunded 8/15/10) -
                 MBIA Insured

        4,000   Harris County-Houston Sports Authority, Texas, Junior Lien           11/11 at 100.00         AAA          4,098,320
                 Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                 MBIA Insured

        5,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          5,295,050
                 Bonds, Series 2004A, 5.250%, 5/15/25 - MBIA Insured

        6,000   Houston, Texas, General Obligation Public Improvement Bonds,          3/11 at 100.00         AAA          6,354,780
                 Series 2001B, 5.500%, 3/01/15 - FSA Insured

        9,250   Houston, Texas, Subordinate Lien Airport System Revenue               7/10 at 100.00         AAA          9,734,700
                 Bonds, Series 2000B, 5.500%, 7/01/30 (Pre-refunded 7/01/10) -
                 FSA Insured

        4,660   Hutto Independent School District, Williamson County, Texas,          8/16 at 100.00         AAA          4,364,696
                 General Obligation Bonds, Series 2007, Residuals 07-1001,
                 6.678%, 8/01/43 (IF)

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series
                2005:
        2,000    5.250%, 8/15/21                                                        No Opt. Call        BBB-          2,020,580
        2,500    5.125%, 8/15/26                                                        No Opt. Call        BBB-          2,455,425

        1,505   Lower Colorado River Authority, Texas, Contract Revenue               5/13 at 100.00         AAA          1,596,850
                 Refunding Bonds, Transmission Services Corporation,
                 Series 2003C, 5.250%, 5/15/23 - AMBAC Insured

          245   Lower Colorado River Authority, Texas, Revenue Refunding and          5/13 at 100.00         Aaa            265,580
                 Improvement Bonds, Series 2003, 5.250%, 5/15/24
                 (Pre-refunded 5/15/13) - AMBAC Insured


                                       30

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$       3,155   Lower Colorado River Authority, Texas, Revenue Refunding and          5/13 at 100.00         AAA     $    3,347,550
                 Improvement Bonds, Series 2003, 5.250%, 5/15/24 -
                 AMBAC Insured

        6,670   Pearland Independent School District, Brazoria County, Texas,         2/17 at 100.00         AAA          5,989,860
                 General Obligation Bonds, Series 2007, Rites-PA- 1449,
                 6.281%, 2/15/32 (IF)

        2,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Caa1          1,805,720
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        9,930   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          9,969,521
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36

       10,810   Tarrant County Health Facilities Development Corporation, Texas,     12/10 at 105.00         Aaa         11,950,023
                 GNMA Collateralized Mortgage Loan Revenue Bonds, Eastview
                 Nursing Home, Ebony Lake Nursing Center, Ft. Stockton Nursing
                 Center, Lynnhaven Nursing Center and Mission Oaks Manor,
                 Series 2000A-1, 7.625%, 12/20/32

        4,000   Tarrant County Health Facilities Development Corporation, Texas,     11/10 at 101.00      A+ (4)          4,403,720
                 Hospital Revenue Bonds, Adventist Health System - Sunbelt
                 Obligated Group, Series 2000, 6.700%, 11/15/30
                 (Pre-refunded 11/15/10)

        5,000   Tarrant Regional Water District, Texas, Water Revenue Refunding       3/13 at 100.00         AAA          5,334,350
                 and Improvement Bonds, Series 1999, 5.250%, 3/01/17 -
                 FSA Insured

        4,000   Texas A&M University, Financing System Revenue Bonds,                 5/09 at 100.00         AAA          4,126,280
                 Series 1999, 5.550%, 5/15/29 (Pre-refunded 5/15/09) -
                 MBIA Insured

       25,000   Texas Turnpike Authority, First Tier Revenue Bonds, Central             No Opt. Call         AAA         11,555,250
                 Texas Turnpike System, Series 2002A, 0.000%, 8/15/24 -
                 AMBAC Insured

        3,335   Texas, General Obligation Bonds, Transportation Commission            4/17 at 100.00          AA          3,003,568
                 Mobility Fund, Series 2007, Residuals 1873,
                 6.093%, 4/01/33 (IF)

        2,500   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,            7/15 at 100.00        Baa3          2,470,975
                 Tomball Regional Hospital, Series 2005, 5.000%, 7/01/20

------------------------------------------------------------------------------------------------------------------------------------
      155,130   Total Texas                                                                                             144,247,124
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 0.1% (0.0% OF TOTAL INVESTMENTS)

          710   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/08 at 101.50         AAA            721,211
                 Series 1997F, 5.750%, 7/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 0.6% (0.3% OF TOTAL INVESTMENTS)

        4,765   Virginia Beach Development Authority, Virginia, Multifamily          10/14 at 100.00         N/R          5,246,265
                 Residential Rental Housing Revenue Bonds, Mayfair
                 Apartments I and II, Series 1999, 7.500%, 10/01/39
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 3.6% (2.2% OF TOTAL INVESTMENTS)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,709,875
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        3,125   Skagit County Public Hospital District 1, Washington, General         6/14 at 100.00         Aaa          3,387,656
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/20 -
                 MBIA Insured

        5,000   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00         AAA          5,235,050
                 Bonds, Series 2001, 5.250%, 12/01/26 - MBIA Insured

        7,775   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          7,985,858
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

        4,750   Washington State Healthcare Facilities Authority, Revenue Bonds,     11/08 at 101.00         Aaa          4,850,320
                 Swedish Health Services, Series 1998, 5.125%, 11/15/22 -
                 AMBAC Insured

        6,480   Washington State, Motor Vehicle Fuel Tax General Obligation             No Opt. Call         AAA          3,028,428
                 Bonds, Series 2002-03C, 0.000%, 6/01/24 - MBIA Insured

       11,000   Washington, General Obligation Bonds, Series 2000S-5,                   No Opt. Call         AAA          6,454,580
                 0.000%, 1/01/20 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       40,630   Total Washington                                                                                         33,651,767
------------------------------------------------------------------------------------------------------------------------------------


                                       31

NPI
Nuveen Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 3.4% (2.1% OF TOTAL INVESTMENTS)

                Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue
                Bonds, Public Schools, Series 2003A:
$       1,000    5.125%, 8/01/22 (Pre-refunded 8/01/13) - AMBAC Insured               8/13 at 100.00         AAA     $    1,077,710
          750    5.125%, 8/01/23 (Pre-refunded 8/01/13) - AMBAC Insured               8/13 at 100.00         AAA            808,283

        1,000   Wisconsin Health and Educational Facilities Authority, Revenue        7/11 at 100.00          A-          1,042,390
                 Bonds, Agnesian Healthcare Inc., Series 2001, 6.000%, 7/01/21

        9,000   Wisconsin Health and Educational Facilities Authority, Revenue        4/13 at 100.00        BBB+          9,524,070
                 Bonds, Aurora Healthcare Inc., Series 2003, 6.400%, 4/15/33

        2,175   Wisconsin Health and Educational Facilities Authority, Revenue       10/11 at 100.00         BBB          2,291,341
                 Bonds, Carroll College Inc., Series 2001, 6.125%, 10/01/16

          790   Wisconsin Health and Educational Facilities Authority, Revenue        5/16 at 100.00         BBB            732,686
                 Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32

        6,025   Wisconsin Health and Educational Facilities Authority, Revenue        9/13 at 100.00    BBB+ (4)          6,747,399
                 Bonds, Franciscan Sisters of Christian Charity Healthcare
                 Ministry, Series 2003A, 6.000%, 9/01/22 (Pre-refunded 9/01/13)

        4,995   Wisconsin Health and Educational Facilities Authority, Revenue        9/17 at 100.00        BBB+          4,761,485
                 Bonds, Franciscan Sisters of Christian Charity HealthCare
                 Ministry, Series 2007, 5.000%, 9/01/33

        2,000   Wisconsin Health and Educational Facilities Authority, Revenue        8/13 at 100.00          A-          2,005,281
                 Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                 5.250%, 8/15/25

                Wisconsin, General Obligation Bonds, Series 2004-3:
          175    5.250%, 5/01/19 - FGIC Insured                                       5/14 at 100.00         AAA            187,517
        1,265    5.250%, 5/01/21 - FGIC Insured                                       5/14 at 100.00         AAA          1,355,474

        1,545   Wisconsin, General Obligation Bonds, Series 2004-3,                   5/14 at 100.00         Aaa          1,690,157
                 5.250%, 5/01/19 (Pre-refunded 5/01/14) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       30,720   Total Wisconsin                                                                                          32,223,793
------------------------------------------------------------------------------------------------------------------------------------


                WYOMING - 0.4% (0.3% OF TOTAL INVESTMENTS)

        3,900   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00         BBB          3,972,063
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
$   1,653,273   Total Investments (cost $1,493,793,311) - 163.7%                                                      1,540,940,537
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.0)%                                                                     (93,734,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.1%                                                                     19,013,512
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.8)%                                                       (525,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  941,220,049
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:
                                      FUND                                       FIXED RATE                              UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)       FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Citigroup Inc.  $15,000,000        Receive  3-Month USD-LIBOR       5.235%    Semi-Annually   12/12/07       12/12/36      $248,879
JPMorgan         31,000,000        Receive  3-Month USD-LIBOR       5.060     Semi-Annually   12/12/07       12/12/16         9,716
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $258,595
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $374,403, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NPM
Nuveen Premium Income Municipal Fund 2, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 5.2% (3.1% OF TOTAL INVESTMENTS)

$       2,995   Alabama Special Care Facilities Financing Authority, Revenue         11/16 at 100.00          AA     $    3,008,118
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39

                Birmingham Special Care Facilities Financing Authority, Alabama,
                Revenue Bonds, Baptist Health System Inc., Series 2005A:
        3,600    5.250%, 11/15/20                                                    11/15 at 100.00        Baa1          3,691,224
        1,000    5.000%, 11/15/30                                                    11/15 at 100.00        Baa1            973,960

       12,000   Birmingham Waterworks and Sewerage Board, Alabama,                    1/17 at 100.00         AAA         11,532,840
                 Water and Sewerage Revenue Bonds, Series 2007A,
                 4.500%, 1/01/39 - AMBAC Insured (UB)

        1,560   Courtland Industrial Development Board, Alabama, Pollution            6/15 at 100.00         BBB          1,532,185
                 Control Revenue Bonds, International Paper Company,
                 Series 2005A, 5.000%, 6/01/25

        1,690   Montgomery BMC Special Care Facilities Financing Authority,          11/14 at 100.00      A3 (4)          1,849,350
                 Alabama, Revenue Bonds, Baptist Medical Center, Series 2004C,
                 5.250%, 11/15/29 (Pre-refunded 11/15/14)

        8,255   University of South Alabama, Student Tuition Revenue Bonds,           3/14 at 100.00         Aaa          8,585,365
                 Series 2004, 5.000%, 3/15/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       31,100   Total Alabama                                                                                            31,173,042
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 0.9% (0.5% OF TOTAL INVESTMENTS)

                Glendale Industrial Development Authority, Arizona, Revenue
                Bonds, John C. Lincoln Health Network, Series 2005B:
          200    5.250%, 12/01/24                                                    12/15 at 100.00         BBB            202,950
          265    5.250%, 12/01/25                                                    12/15 at 100.00         BBB            268,381

        2,850   Maricopa County Industrial Development Authority, Arizona,           11/07 at 102.00         AAA          3,067,968
                 Multifamily Housing Revenue Bonds, Place Five and The
                 Greenery Apartments, Series 1996A, 6.625%, 1/01/27 (ETM)

        1,695   Pima County Industrial Development Authority, Arizona, Lease          1/08 at 100.00         Aaa          1,743,748
                 Obligation Revenue Refunding Bonds, Tucson Electric Power
                 Company, Series 1988A, 7.250%, 7/15/10 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,010   Total Arizona                                                                                             5,283,047
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Washington County, Arkansas, Hospital Revenue Bonds,                  2/15 at 100.00         BBB          1,001,430
                 Washington Regional Medical Center, Series 2005B,
                 5.000%, 2/01/25
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 16.5% (10.1% OF TOTAL INVESTMENTS)

        5,690   California Department of Veterans Affairs, Home Purchase              6/12 at 101.00         AAA          6,014,102
                 Revenue Bonds, Series 2002A, 5.300%, 12/01/21 -
                 AMBAC Insured

                California Department of Water Resources, Power Supply
                Revenue Bonds, Series 2002A:
        4,000    6.000%, 5/01/15 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          4,458,760
        5,500    5.375%, 5/01/21 (Pre-refunded 5/01/12)                               5/12 at 101.00         Aaa          5,988,565

                California Educational Facilities Authority, Revenue Refunding
                Bonds, Loyola Marymount University, Series 2001A:
        3,255    0.000%, 10/01/23 - MBIA Insured                                        No Opt. Call         Aaa          1,568,454
        5,890    0.000%, 10/01/24 - MBIA Insured                                        No Opt. Call         Aaa          2,697,502
        7,615    0.000%, 10/01/25 - MBIA Insured                                        No Opt. Call         Aaa          3,312,753


                                       34

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$       6,240   California Health Facilities Financing Authority, Revenue Bonds,     11/15 at 100.00          A2     $    6,316,066
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27

        2,500   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          2,500,850
                 Sutter Health, Series 2007A, 5.000%, 11/15/42

        2,055   California Infrastructure Economic Development Bank,                 10/14 at 100.00          AA          2,145,831
                 Infrastructure State Revolving Fund Revenue Bonds,
                 Series 2004, 5.000%, 10/01/21

        1,000   California Statewide Community Development Authority,                 7/15 at 100.00        BBB+            951,920
                 Revenue Bonds, Daughters of Charity Health System,
                 Series 2005A, 5.000%, 7/01/39

        2,500   California, Economic Recovery Revenue Bonds, Series 2004A,              No Opt. Call         AA+          2,726,175
                 5.250%, 7/01/14

        3,500   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/32    8/13 at 100.00          A+          3,540,145

        8,000   California, General Obligation Bonds, Series 2004, 5.125%, 2/01/25    2/14 at 100.00          A+          8,368,960

        1,900   Chula Vista, California, Industrial Development Revenue Bonds,        6/14 at 102.00          A2          1,969,369
                 San Diego Gas and Electric Company, Series 1996A,
                 5.300%, 7/01/21

        2,500   Fontana Public Financing Authority, California, Tax Allocation       10/15 at 100.00         AAA          2,620,550
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/23 - AMBAC Insured

       30,000   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA         16,848,900
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/21 (ETM)

        1,385   Fullerton Public Financing Authority, California, Tax Allocation      9/15 at 100.00         AAA          1,433,447
                 Revenue Bonds, Series 2005, 5.000%, 9/01/27 - AMBAC Insured

        1,000   Golden State Tobacco Securitization Corporation, California,          6/17 at 100.00         BBB            960,100
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

                Perris, California, Special Tax Bonds, Community Facilities
                District 2001-1, May Farms Improvement Area 4, Series 2005A:
        1,420    5.000%, 9/01/25                                                      9/15 at 102.00         N/R          1,381,518
          435    5.100%, 9/01/30                                                      9/15 at 102.00         N/R            406,334

                San Diego County, California, Certificates of Participation,
                Burnham Institute, Series 2006:
          250    5.000%, 9/01/21                                                      9/15 at 102.00        Baa3            250,908
          275    5.000%, 9/01/23                                                      9/15 at 102.00        Baa3            274,236

        2,220   San Diego Redevelopment Agency, California, Subordinate               9/14 at 100.00         AAA          2,345,497
                 Lien Tax Allocation Bonds, Centre City Project, Series 2004A,
                 5.000%, 9/01/20 - XLCA Insured

          960   San Francisco Redevelopment Agency, California, Hotel Tax             1/08 at 100.00         AAA            974,611
                 Revenue Bonds, Series 1994, 6.750%, 7/01/25 - FSA Insured

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
        4,595    0.000%, 1/15/32 - MBIA Insured (UB)                                    No Opt. Call         AAA          1,433,732
       32,400    0.000%, 1/15/34 - MBIA Insured (UB)                                    No Opt. Call         AAA          9,181,836

        6,000   San Jose Redevelopment Agency, California, Tax Allocation             8/14 at 100.00         AAA          6,433,980
                 Bonds, Merged Area Redevelopment Project, Series 2004A,
                 5.250%, 8/01/19 - MBIA Insured

        3,000   Walnut Energy Center Authority, California, Electric Revenue Bonds,   1/14 at 100.00         AAA          3,066,030
                 Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      146,085   Total California                                                                                        100,171,131
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 2.3% (1.4% OF TOTAL INVESTMENTS)

        1,700   Centennial Water and Sanitation District, Colorado, Water and        12/14 at 100.00         AAA          1,790,610
                 Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/22 -
                 FGIC Insured

                Colorado Health Facilities Authority, Revenue Bonds, Evangelical
                Lutheran Good Samaritan Society, Series 2005:
        1,745    5.250%, 6/01/23                                                      6/16 at 100.00          A-          1,790,370
          475    5.000%, 6/01/29                                                      6/16 at 100.00          A-            470,340


                                       35

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COLORADO (continued)

$         400   Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley    3/15 at 100.00        BBB+     $      393,824
                 Health Care, Series 2005F, 5.000%, 3/01/25

           75   Colorado Housing Finance Authority, Single Family Program Senior     12/07 at 104.00         Aaa             77,334
                 Bonds, Series 1995D, 7.375%, 6/01/26 (Alternative Minimum Tax)

          355   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+            391,047
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative
                 Minimum Tax)

        6,925   Denver Convention Center Hotel Authority, Colorado, Senior           11/16 at 100.00         AAA          7,256,500
                 Revenue Bonds, Convention Center Hotel, Series 2006, 5.
                 125%, 12/01/25 - XLCA Insured

        1,700   Denver, Colorado, FHA-Insured Multifamily Housing Revenue             4/08 at 102.00         AAA          1,720,009
                 Bonds, Boston Lofts Project, Series 1997A, 5.750%, 10/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       13,375   Total Colorado                                                                                           13,890,034
------------------------------------------------------------------------------------------------------------------------------------


                CONNECTICUT - 0.9% (0.5% OF TOTAL INVESTMENTS)

        5,000   Connecticut, Special Tax Obligation Transportation Infrastructure     1/14 at 100.00         AAA          5,256,650
                 Purpose Bonds, Series 2003B, 5.000%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                DISTRICT OF COLUMBIA - 2.4% (1.5% OF TOTAL INVESTMENTS)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
       11,720    0.000%, 4/01/27 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 39.61         AAA          4,082,076
       13,780    0.000%, 4/01/28 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 37.21         AAA          4,509,092
       15,855    0.000%, 4/01/29 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 35.07         AAA          4,889,206

        1,335   Washington Convention Center Authority, District of Columbia,        10/16 at 100.00         AAA          1,231,444
                 Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                 Residuals 1606, 6.094%, 10/01/30 - AMBAC Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
       42,690   Total District of Columbia                                                                               14,711,818
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 3.4% (2.1% OF TOTAL INVESTMENTS)

        4,230   Brevard County Health Facilities Authority, Florida, Revenue          4/16 at 100.00           A          4,299,541
                 Bonds, Health First Inc. Project, Series 2005, 5.000%, 4/01/24

        5,000   Dade County, Florida, Aviation Revenue Bonds, Series 1996A,           4/08 at 101.00         AAA          5,056,300
                 5.750%, 10/01/18 - MBIA Insured (Alternative Minimum Tax)

        2,500   Escambia County Health Facilities Authority, Florida, Health         10/08 at 101.00        BBB+          2,518,725
                 Facility Revenue Refunding Bonds, Baptist Hospital and
                 Baptist Manor, Series 1998, 5.125%, 10/01/19

          555   Florida Housing Finance Corporation, Homeowner Mortgage               1/10 at 100.00         AAA            564,840
                 Revenue Bonds, Series 2000-11, 5.850%, 1/01/22 -
                 FSA Insured (Alternative Minimum Tax)

        3,600   Hillsborough County Industrial Development Authority, Florida,        4/10 at 101.00         N/R          3,773,268
                 Exempt Facilities Remarketed Revenue Bonds, National
                 Gypsum Company, Apollo Beach Project, Series 2000B,
                 7.125%, 4/01/30 (Alternative Minimum Tax)

        1,700   Miami-Dade County, Florida, Beacon Tradeport Community                5/12 at 102.00          AA          1,759,296
                 Development District, Special Assessment Bonds, Commercial
                 Project, Series 2002A, 5.625%, 5/01/32 - RAAI Insured

        2,455   South Miami Health Facilities Authority, Florida, Hospital Revenue,   8/17 at 100.00         AA-          2,440,786
                 Baptist Health System Obligation Group, Series 2007,
                 5.000%, 8/15/42

------------------------------------------------------------------------------------------------------------------------------------
       20,040   Total Florida                                                                                            20,412,756
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 1.7% (1.0% OF TOTAL INVESTMENTS)

          500   Chatham County Hospital Authority, Savannah, Georgia, Hospital        1/14 at 100.00        BBB+            490,305
                 Revenue Bonds, Memorial Health University Medical Center Inc.,
                 Series 2004A, 5.375%, 1/01/26

           10   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA             10,903
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15
                 (Pre-refunded 11/01/13) - MBIA Insured


                                       36

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                GEORGIA (continued)

                Municipal Electric Authority of Georgia, Combustion Turbine
                Revenue Bonds, Series 2003A:
$       3,405    5.250%, 11/01/15 - MBIA Insured                                     11/13 at 100.00         AAA     $    3,680,941
        3,365    5.000%, 11/01/18 - MBIA Insured                                     11/13 at 100.00         AAA          3,545,667

        2,235   Richmond County Development Authority, Georgia, Revenue              12/14 at 100.00         AAA          2,329,295
                 Bonds, Medical College of Georgia, Cancer Research Center
                 Project, Series 2004A, 5.000%, 12/15/24 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,515   Total Georgia                                                                                            10,057,111
------------------------------------------------------------------------------------------------------------------------------------


                IDAHO - 0.9% (0.6% OF TOTAL INVESTMENTS)

          205   Idaho Housing Agency, Senior Lien Single Family Mortgage              1/08 at 100.00         Aaa            209,514
                 Bonds, Series 1995F, 6.450%, 7/01/27 (Alternative Minimum Tax)

        3,160   Idaho Housing and Finance Association, GNMA Housing                   3/12 at 105.00         Aaa          3,503,144
                 Revenue Refunding Bonds, Wedgewood Terrace Project,
                 Series 2002A-1, 7.250%, 3/20/37

          225   Idaho Housing and Finance Association, Single Family Mortgage         1/08 at 101.00         Aaa            230,009
                 Bonds, Series 1996G, 6.350%, 7/01/26 (Alternative Minimum Tax)

          225   Idaho Housing and Finance Association, Single Family Mortgage         1/10 at 100.00         Aa2            229,601
                 Bonds, Series 2000B, 6.250%, 7/01/22 (Alternative Minimum Tax)

          355   Idaho Housing and Finance Association, Single Family Mortgage         7/10 at 100.00         Aaa            361,706
                 Bonds, Series 2000E, 5.950%, 7/01/20 (Alternative Minimum Tax)

        1,000   Madison County, Idaho, Hospital Revenue Certificates of               9/16 at 100.00        BBB-            977,170
                 Participation, Madison Memorial Hospital, Series 2006,
                 5.250%, 9/01/30

------------------------------------------------------------------------------------------------------------------------------------
        5,170   Total Idaho                                                                                               5,511,144
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 16.9% (10.3% OF TOTAL INVESTMENTS)

        5,000   Chicago Board of Education, Illinois, Unlimited Tax General             No Opt. Call         AAA          2,811,200
                 Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                 0.000%, 12/01/20 - FGIC Insured

       17,700   Chicago Greater Metropolitan Area Sanitary District, Illinois,       12/16 at 100.00         AAA         19,367,871
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/35 (UB)

       22,670   Chicago, Illinois, General Obligation Bonds, City Colleges,             No Opt. Call         AAA         10,297,848
                 Series 1999, 0.000%, 1/01/25 - FGIC Insured

          620   Chicago, Illinois, General Obligation Refunding Bonds,                7/08 at 102.00         AAA            638,110
                 Series 1998, 5.250%, 1/01/20 - FGIC Insured

          120   Chicago, Illinois, General Obligation Refunding Bonds,                7/08 at 102.00         AAA            123,772
                 Series 1998, 5.250%, 1/01/20 (Pre-refunded 7/01/08) -
                 FGIC Insured

        1,175   Chicago, Illinois, GNMA Collateralized Multifamily Housing            6/09 at 102.00         Aaa          1,199,522
                 Revenue Bonds, Bryn Mawr-Belle Shores Project, Series 1997,
                 5.800%, 6/01/23 (Alternative Minimum Tax)

        3,145   Chicago, Illinois, Tax Increment Allocation Bonds, Read-Dunning       1/08 at 101.00         N/R          3,214,096
                 Redevelopment Project, Series 1996B, 7.250%, 1/01/14

        3,105   Chicago, Illinois, Tax Increment Allocation Bonds, Sanitary           1/08 at 101.00         N/R          3,174,490
                 Drainage and Ship Canal Redevelopment Project, Series 1997A,
                 7.750%, 1/01/14

        4,865   Cook County Community Consolidated School District 15,                  No Opt. Call         Aaa          2,721,335
                 Palatine, Illinois, General Obligation Bonds, Series 2001,
                 0.000%, 12/01/20 - FGIC Insured (ETM)

        6,190   Cook County Community High School District 219,                         No Opt. Call         Aaa          3,484,722
                 Niles Township, Illinois, General Obligation Capital Appreciation
                 Bonds, Series 2001, 0.000%, 12/01/20 - MBIA Insured

                Illinois Finance Authority, Revenue Bonds, OSF Healthcare System,
                Series 2004:
        2,000    5.250%, 11/15/14                                                     5/14 at 100.00           A          2,109,940
        4,420    5.250%, 11/15/15                                                     5/14 at 100.00           A          4,646,790

          395   Illinois Finance Authority, Revenue Bonds, Proctor Hospital,          1/16 at 100.00        BBB-            387,025
                 Series 2006, 5.125%, 1/01/25

        1,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          1,007,750
                 Medical Center, Series 2002, 5.500%, 5/15/32


                                       37

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       3,090   Illinois Health Facilities Authority, Revenue Bonds, Lake Forest      7/13 at 100.00          A-     $    3,261,650
                 Hospital, Series 2003, 6.000%, 7/01/33

        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,          No Opt. Call          A+          3,380,940
                 Lutheran General Health System, Series 1993C, 6.000%, 4/01/18

                Illinois Housing Development Authority, Housing Finance Bonds,
                Series 2000A:
          420    5.750%, 9/01/10 (Alternative Minimum Tax)                            3/10 at 100.00          AA            424,355
        1,245    6.200%, 9/01/20 (Alternative Minimum Tax)                            3/10 at 100.00          AA          1,263,725

       11,000   Illinois, General Obligation Bonds, Illinois FIRST Program,             No Opt. Call         AAA         13,123,880
                 Series 2001, 6.000%, 11/01/26 - FGIC Insured

        2,000   Illinois, General Obligation Bonds, Illinois FIRST Program,           2/12 at 100.00         AAA          2,136,600
                 Series 2002, 5.500%, 2/01/18 - FGIC Insured

                Lake County Community Unit School District 60, Waukegan,
                Illinois, General Obligation Refunding Bonds, Series 2001B:
        3,230    0.000%, 11/01/19 - FSA Insured                                         No Opt. Call         Aaa          1,920,429
        1,740    0.000%, 11/01/21 - FSA Insured                                         No Opt. Call         Aaa            933,197

        4,020   Lake, Cook, Kane and McHenry Counties Community Unit                    No Opt. Call         AAA          4,452,110
                 School District 220, Barrington, Illinois, School Refunding
                 Bonds, Series 2002, 5.250%, 12/01/20 - FSA Insured

                Lombard Public Facilities Corporation, Illinois, Second Tier
                Conference Center and Hotel Revenue Bonds, Series 2005B:
          855    5.250%, 1/01/25                                                      1/16 at 100.00         AA-            880,394
        1,750    5.250%, 1/01/30                                                      1/16 at 100.00         AA-          1,781,850

       17,945   McHenry and Kane Counties Community Consolidated School                 No Opt. Call         Aaa          9,487,342
                 District 158, Huntley, Illinois, General Obligation Bonds,
                 Series 2003, 0.000%, 1/01/22 - FGIC Insured

        2,910   McHenry County Community High School District 154, Marengo,             No Opt. Call         Aaa          1,609,259
                 Illinois, Capital Appreciation School Bonds, Series 2001,
                 0.000%, 1/01/21 - FGIC Insured

        2,540   Metropolitan Pier and Exposition Authority, Illinois, Revenue         6/12 at 101.00         AAA          2,611,857
                 Bonds, McCormick Place Expansion Project, Series 2002A,
                 5.000%, 12/15/28 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      128,150   Total Illinois                                                                                          102,452,059
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 2.7% (1.6% OF TOTAL INVESTMENTS)

        1,000   Ball State University, Indiana, Student Fee Revenue Bonds,            1/12 at 100.00         AAA          1,075,430
                 Series 2002K, 5.750%, 7/01/20 - Insured

        3,500   Indiana Bond Bank, Special Program Bonds, East Chicago                2/10 at 101.00         AAA          3,735,165
                 Facilities Building Corporation, Series 2000A, 6.125%, 2/01/25
                 (Pre-refunded 2/01/10) - AMBAC Insured

                Indiana Transportation Finance Authority, Highway Revenue Bonds,
                Series 2000:
          805    5.375%, 12/01/25 (Pre-refunded 12/01/10)                            12/10 at 100.00      AA (4)            850,297
        4,195    5.375%, 12/01/25 (Pre-refunded 12/01/10)                            12/10 at 100.00      AA (4)          4,431,053

                Indiana University, Student Fee Revenue Bonds, Series 2004P:
        2,750    5.000%, 8/01/22 - AMBAC Insured                                      8/14 at 100.00         AAA          2,862,393
        1,600    5.000%, 8/01/24 - AMBAC Insured                                      8/14 at 100.00         AAA          1,659,696

        1,550   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,         2/15 at 100.00         BBB          1,564,353
                 Madison Center Inc., Series 2005, 5.250%, 2/15/23

------------------------------------------------------------------------------------------------------------------------------------
       15,400   Total Indiana                                                                                            16,178,387
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 1.9% (1.2% OF TOTAL INVESTMENTS)

        2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Genesis             7/10 at 100.00          A1          2,088,920
                 Medical Center, Series 2000, 6.250%, 7/01/25

        8,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement            6/15 at 100.00         BBB          7,424,640
                 Revenue Bonds, Series 2005C, 5.500%, 6/01/42


                                       38

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                IOWA (continued)

$       2,000   Iowa Tobacco Settlement Authority, Tobacco Settlement                 6/11 at 101.00         AAA     $    2,116,680
                 Asset-Backed Revenue Bonds, Series 2001B,
                 5.300%, 6/01/25 (Pre-refunded 6/01/11)

------------------------------------------------------------------------------------------------------------------------------------
       12,000   Total Iowa                                                                                               11,630,240
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

          105   Sedgwick and Shawnee Counties, Kansas, GNMA Collateralized              No Opt. Call         Aaa            107,140
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1994A-1, 7.900%, 5/01/24 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 6.2% (3.8% OF TOTAL INVESTMENTS)

          385   Bossier Public Trust Financing Authority, Louisiana,                  2/08 at 100.00         AAA            392,411
                 Single Family Mortgage Revenue Refunding Bonds,
                 Series 1995B, 6.125%, 8/01/28

        2,355   East Baton Rouge Parish Mortgage Finance Authority, Louisiana,        4/08 at 101.00         Aaa          2,379,586
                 GNMA/FNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1994C,
                 6.350%, 10/01/28 (Alternative Minimum Tax)

        4,350   Louisiana Citizens Property Insurance Corporation, Assessment         6/16 at 100.00         AAA          4,549,013
                 Revenue Bonds, Series 2006, 5.000%, 6/01/22 - AMBAC Insured

        4,000   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          4,072,600
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

        2,700   Lousiana Public Facilties Authority, Revenue Bonds, Ochsner           5/17 at 100.00          A3          2,721,465
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds,
                Series 2006:
        5,920    4.500%, 5/01/41 - FGIC Insured (UB)                                  5/16 at 100.00         AAA          5,687,462
       14,550    4.750%, 5/01/39 - FSA Insured (UB)                                   5/16 at 100.00         AAA         14,575,317

          575   New Orleans Home Mortgage Authority, Louisiana,                      12/07 at 100.00         Aaa            581,785
                 GNMA/FNMA Single Family Mortgage Revenue Bonds,
                 Series 1995A, 6.300%, 6/01/28 (Alternative Minimum Tax)

        2,755   Orleans Levee District, Louisiana, Levee District General            12/07 at 102.00         AAA          2,813,599
                 Obligation Bonds, Series 1986, 5.950%, 11/01/15 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       37,590   Total Louisiana                                                                                          37,773,238
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 0.8% (0.5% OF TOTAL INVESTMENTS)

        1,865   Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue      9/16 at 100.00         AAA          1,991,839
                 Bonds, Series 2006A, 5.250%, 9/01/26 - XLCA Insured

        1,205   Maryland Economic Development Corporation, Student Housing            6/16 at 100.00         AAA          1,251,368
                 Revenue Refunding Bonds, University of Maryland College
                 Park Projects, Series 2006, 5.000%, 6/01/28 - CIFG Insured

        1,390   Maryland Health and Higher Educational Facilities Authority,          7/14 at 100.00           A          1,457,943
                 Revenue Bonds, LifeBridge Health System, Series 2004A,
                 5.250%, 7/01/19

------------------------------------------------------------------------------------------------------------------------------------
        4,460   Total Maryland                                                                                            4,701,150
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 6.7% (4.1% OF TOTAL INVESTMENTS)

        2,195   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          2,378,129
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        1,770   Massachusetts Development Finance Agency, Pioneer Valley                No Opt. Call         N/R          1,764,725
                 Resource Recovery Revenue Bonds, Eco/Springfield LLC,
                 Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

        1,000   Massachusetts Development Finance Authority, Revenue Bonds,          10/14 at 100.00         BBB          1,025,710
                 Hampshire College, Series 2004, 5.700%, 10/01/34


                                       39

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS (continued)

$       9,175   Massachusetts Health and Educational Facilities Authority,           10/11 at 101.00          AA     $    9,555,120
                 Revenue Bonds, Berkshire Health System, Series 2001E,
                 5.700%, 10/01/25 - RAAI Insured

        1,100   Massachusetts Health and Educational Facilities Authority,            1/09 at 101.00         BBB          1,115,807
                 Revenue Bonds, Caritas Christi Obligated Group, Series 1999A,
                 5.625%, 7/01/20

        2,750   Massachusetts Health and Educational Facilities Authority,            5/12 at 100.00         AAA          2,836,790
                 Revenue Bonds, New England Medical Center Hospitals,
                 Series 2002H, 5.000%, 5/15/25 - FGIC Insured

        1,265   Massachusetts Water Resources Authority, General Revenue              2/17 at 100.00         AAA          1,081,322
                 Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                 FSA Insured (IF)

                Massachusetts, General Obligation Bonds, Consolidated Loan,
                Series 2002E:
       11,400    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured                 1/13 at 100.00         AAA         12,292,962
        1,850    5.250%, 1/01/21 (Pre-refunded 1/01/13) - FSA Insured                 1/13 at 100.00         AAA          1,994,911

                Massachusetts, Special Obligation Dedicated Tax Revenue Bonds,
                Series 2004:
        2,250    5.250%, 1/01/21 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          2,445,120
        4,000    5.250%, 1/01/24 (Pre-refunded 1/01/14) - FGIC Insured                1/14 at 100.00         AAA          4,346,880

------------------------------------------------------------------------------------------------------------------------------------
       38,755   Total Massachusetts                                                                                      40,837,476
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 4.0% (2.5% OF TOTAL INVESTMENTS)

                Grand Rapids and Kent County Joint Building Authority, Michigan,
                Limited Tax General Obligation Bonds, Devos Place Project,
                Series 2001:
        7,660    0.000%, 12/01/21                                                       No Opt. Call         AAA          4,104,305
        7,955    0.000%, 12/01/22                                                       No Opt. Call         AAA          4,047,663
        8,260    0.000%, 12/01/23                                                       No Opt. Call         AAA          3,981,072
        8,575    0.000%, 12/01/24                                                       No Opt. Call         AAA          3,916,631

        1,200   Kent Hospital Finance Authority, Michigan, Revenue Bonds,             7/15 at 100.00         BBB          1,257,264
                 Metropolitan Hospital, Series 2005A, 6.000%, 7/01/35

        1,500   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00         Aa2          1,520,160
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

        1,935   Michigan State Hospital Finance Authority, Revenue Refunding          2/08 at 100.00         BB-          1,935,871
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A,
                 6.375%, 8/15/09

          340   Monroe County Hospital Finance Authority, Michigan,                   6/16 at 100.00        BBB-            336,413
                 Mercy Memorial Hospital Corporation Revenue Bonds,
                 Series 2006, 5.500%, 6/01/35

        3,270   Romulus Community Schools, Wayne County, Michigan,                    5/13 at 100.00         AA-          3,421,793
                 General Obligation Bonds, Series 2003, 5.000%, 5/01/22

------------------------------------------------------------------------------------------------------------------------------------
       40,695   Total Michigan                                                                                           24,521,172
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 4.3% (2.6% OF TOTAL INVESTMENTS)

        8,165   Cohasset, Minnesota, Pollution Control Revenue Bonds, Allete Inc.,    7/14 at 100.00          A-          8,206,805
                 Series 2004, 4.950%, 7/01/22

                Minneapolis-St. Paul Housing and Redevelopment Authority,
                Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
        1,000    6.000%, 12/01/18                                                    12/13 at 100.00        Baa1          1,059,640
        1,050    5.875%, 12/01/29                                                    12/13 at 100.00        Baa1          1,087,611

        2,400   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          2,525,112
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 (Pre-refunded 1/01/11) - FGIC Insured

        3,000   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,156,390
                 Minnesota, Subordinate Airport Revenue Bonds, Series 2001C,
                 5.250%, 1/01/26 (Pre-refunded 1/01/11) - FGIC Insured

        1,375   Minnesota Higher Education Facilities Authority, St. John's          10/15 at 100.00          A2          1,424,019
                 University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/22

          310   Minnesota Housing Finance Agency, Rental Housing Bonds,               2/08 at 100.00         AAA            310,614
                 Series 1995D, 5.950%, 2/01/18 - MBIA Insured


                                       40

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MINNESOTA (continued)

$         575   Minnesota Housing Finance Agency, Single Family Mortgage              1/08 at 100.00         AA+     $      581,049
                 Bonds, Series 1996G, 6.250%, 7/01/26 (Alternative Minimum Tax)

          850   Minnesota Housing Finance Agency, Single Family Mortgage              7/09 at 100.00         AA+            883,006
                 Revenue Bonds, Series 2000C, 6.100%, 7/01/30
                 (Alternative Minimum Tax)

        1,095   Minnesota Housing Finance Agency, Single Family Remarketed            1/11 at 101.00         AA+          1,106,224
                 Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31
                 (Alternative Minimum Tax)

        1,000   Minnesota Municipal Power Agency, Electric Revenue Bonds,            10/14 at 100.00          A3          1,053,530
                 Series 2004A, 5.250%, 10/01/19

        2,000   Southern Minnesota Municipal Power Agency, Power Supply              12/07 at 100.00         AAA          2,068,500
                 System Revenue Bonds, Series 1992B, 5.750%, 1/01/11 (ETM)

        1,620   St. Louis Park, Minnesota, Revenue Bonds, Park Nicollet               7/14 at 100.00           A          1,690,033
                 Health Services, Series 2003B, 5.500%, 7/01/25

        1,000   St. Paul Housing and Redevelopment Authority, Minnesota,             11/15 at 100.00        Baa3          1,051,660
                 Revenue Bonds, Healtheast Inc., Series 2005,
                 6.000%, 11/15/25

------------------------------------------------------------------------------------------------------------------------------------
       25,440   Total Minnesota                                                                                          26,204,193
------------------------------------------------------------------------------------------------------------------------------------


                MISSISSIPPI - 0.6% (0.4% OF TOTAL INVESTMENTS)

        3,675   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R          3,724,613
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 4.2% (2.6% OF TOTAL INVESTMENTS)

        2,000   Cole County Industrial Development Authority, Missouri,               2/14 at 100.00         N/R          2,022,660
                 Revenue Bonds, Lutheran Senior Services - Heisinger Project,
                 Series 2004, 5.250%, 2/01/24

          200   Hannibal Industrial Development Authority, Missouri,                  3/16 at 100.00        BBB+            198,672
                 Health Facilities Revenue Bonds, Hannibal Regional Hospital,
                 Series 2006, 5.000%, 3/01/22

        2,885   Joplin Industrial Development Authority, Missouri, Health             2/15 at 102.00        BBB+          2,985,485
                 Facilities Revenue Bonds, Freeman Health System,
                 Series 2004, 5.500%, 2/15/24

        9,000   Kansas City, Missouri, Airport Revenue Bonds, General                 9/12 at 100.00         AAA          9,554,490
                 Improvement Projects, Series 2003B, 5.250%, 9/01/17 -
                 FGIC Insured

                Missouri Development Finance Board, Infrastructure Facilities
                Revenue Bonds, Branson Landing Project, Series 2005A:
          780    6.000%, 6/01/20                                                        No Opt. Call        BBB+            859,451
        1,225    5.000%, 6/01/35                                                      6/15 at 100.00        BBB+          1,171,137

        2,500   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          2,562,875
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

        1,200   Missouri Health and Educational Facilities Authority, Revenue         2/14 at 100.00        BBB+          1,221,192
                 Bonds, Lake Regional Health System, Series 2003,
                 5.125%, 2/15/18

        1,250   Missouri Health and Educational Facilities Authority, Revenue         6/11 at 101.00         AAA          1,314,200
                 Bonds, SSM Healthcare System, Series 2001A,
                 5.250%, 6/01/21 - AMBAC Insured

                Missouri Health and Educational Facilities Authority, Revenue
                Bonds, SSM Healthcare System, Series 2001A:
        1,250    5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA          1,334,288
        2,000    5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured               6/11 at 101.00         AAA          2,133,460

------------------------------------------------------------------------------------------------------------------------------------
       24,290   Total Missouri                                                                                           25,357,910
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.2% (0.7% OF TOTAL INVESTMENTS)

        1,470   Municipal Energy Agency of Nebraska, Power Supply System              4/13 at 100.00         AAA          1,561,581
                 Revenue Bonds, Series 2003A, 5.250%, 4/01/23 - FSA Insured

        4,670   Omaha Public Power District, Nebraska, Separate Electric              2/17 at 100.00         AAA          4,811,594
                 System Revenue Bonds, Nebraska City 2, Series 2006A,
                 5.000%, 2/01/49 - AMBAC Insured (UB)


                                       41

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEBRASKA (continued)

$       1,000   University of Nebraska, Lincoln, Student Fees and Facilities         11/13 at 100.00         Aa2     $    1,025,100
                 Revenue Bonds, Series 2003B, 5.000%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        7,140   Total Nebraska                                                                                            7,398,275
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 3.5% (2.2% OF TOTAL INVESTMENTS)

       10,410   Clark County School District, Nevada, General Obligation Bonds,       6/12 at 100.00         AAA         11,279,443
                 Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) -
                 MBIA Insured

        5,795   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          6,050,675
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

        4,000   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,         7/14 at 100.00         AAA          4,165,040
                 Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,205   Total Nevada                                                                                             21,495,158
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 6.6% (4.0% OF TOTAL INVESTMENTS)

        5,480   Essex County Improvement Authority, New Jersey, Lease Revenue        12/13 at 100.00         Aaa          5,840,694
                 Bonds, Series 2003, 5.125%, 12/15/20 - FSA Insured

          135   Essex County Improvement Authority, New Jersey, Lease Revenue        12/13 at 100.00         Aaa            146,564
                 Bonds, Series 2003, 5.125%, 12/15/20 (Pre-refunded 12/15/13) -
                 FSA Insured

                New Jersey Economic Development Authority, School Facilities
                Construction Bonds, Series 2005P:
        1,325    5.250%, 9/01/24                                                      9/15 at 100.00         AA-          1,410,145
        1,000    5.250%, 9/01/26                                                      9/15 at 100.00         AA-          1,060,160

        3,675   New Jersey Housing and Mortgage Finance Agency, Multifamily          11/07 at 101.50         AAA          3,734,682
                 Housing Revenue Bonds, Series 1997A, 5.650%, 5/01/40 -
                 AMBAC Insured (Alternative Minimum Tax)

        3,400   New Jersey Transportation Trust Fund Authority, Transportation        6/13 at 100.00         AAA          3,734,186
                 System Bonds, Series 2003C, 5.500%, 6/15/22
                 (Pre-refunded 6/15/13)

        3,425   New Jersey Transportation Trust Fund Authority, Transportation          No Opt. Call         AA-          3,775,686
                 System Bonds, Series 2006A, 5.250%, 12/15/20

        4,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,           7/13 at 100.00         AAA          4,214,280
                 5.000%, 1/01/19 - FGIC Insured

        3,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2005A,           1/15 at 100.00         AAA          3,138,540
                 5.000%, 1/01/24 - FSA Insured

       10,500   Tobacco Settlement Financing Corporation, New Jersey, Tobacco         6/17 at 100.00         BBB          9,478,770
                 Settlement Asset-Backed Bonds, Series 2007-1A,
                 5.000%, 6/01/29

        3,315   Union County Utilities Authority, New Jersey, Solid Waste Facility    6/08 at 101.00         AAA          3,369,134
                 Subordinate Lease Revenue Bonds, Ogden Martin Systems of
                 Union Inc., Series 1998A, 5.350%, 6/01/23 - AMBAC Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       39,255   Total New Jersey                                                                                         39,902,841
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 15.9% (9.7% OF TOTAL INVESTMENTS)

        5,000   Dormitory Authority of the State of New York, FHA-Insured             2/15 at 100.00         AAA          5,173,200
                 Revenue Bonds, Montefiore Medical Center, Series 2005,
                 5.000%, 2/01/28 - FGIC Insured

                Dormitory Authority of the State of New York, Revenue Bonds,
                Marymount Manhattan College, Series 1999:
        1,975    6.375%, 7/01/16 - RAAI Insured                                       7/09 at 101.00          AA          2,073,000
        2,080    6.375%, 7/01/17 - RAAI Insured                                       7/09 at 101.00          AA          2,183,210

        1,500   Dormitory Authority of the State of New York, State and Local         7/14 at 100.00         AA-          1,594,245
                 Appropriation Lease Bonds, Upstate Community Colleges,
                 Series 2004B, 5.250%, 7/01/19

        1,250   Hempstead Town Industrial Development Agency, New York,              10/15 at 100.00          A-          1,260,513
                 Revenue Bonds, Adelphi University, Civic Facility Project,
                 Series 2005, 5.000%, 10/01/30


                                       42

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$         150   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA     $      129,650
                 Bonds, Driver Trust 1649, 2006, 6.058%, 2/15/47 -
                 MBIA Insured (IF)

        4,580   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA          4,372,847
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        3,300   Long Island Power Authority, New York, Electric System               11/16 at 100.00         AAA          3,081,177
                 Revenue Bonds, Series 2006F, 4.250%, 5/01/33 -
                 MBIA Insured (UB)

        4,600   Metropolitan Transportation Authority, New York, Transportation      11/15 at 100.00           A          4,758,332
                 Revenue Bonds, Series 2005F, 5.000%, 11/15/30

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2004B:
        6,875    5.000%, 8/01/23                                                      8/13 at 100.00         AAA          7,210,913
        7,260    5.000%, 8/01/24                                                      8/13 at 100.00         AAA          7,603,761

        2,500   New York City Transitional Finance Authority, New York,               2/14 at 100.00         AAA          2,635,750
                 Future Tax Secured Bonds, Fiscal Series 2004C,
                 5.000%, 2/01/22

           35   New York City, New York, General Obligation Bonds,                      No Opt. Call          AA             35,539
                 Fiscal Series 1996J, 5.500%, 2/15/26

        4,000   New York City, New York, General Obligation Bonds,                    8/14 at 100.00          AA          4,246,800
                 Fiscal Series 2004C, 5.250%, 8/15/20

        2,150   New York City, New York, General Obligation Bonds,                    3/15 at 100.00          AA          2,222,498
                 Fiscal Series 2005J, 5.000%, 3/01/25

        5,000   New York City, New York, General Obligation Bonds,                    4/15 at 100.00          AA          5,176,700
                 Fiscal Series 2005M, 5.000%, 4/01/24

        7,420   New York Convention Center Development Corporation,                  11/15 at 100.00         AAA          7,591,921
                 Hotel Unit Fee Revenue Bonds, Series 2005,
                 5.000%, 11/15/44 - AMBAC Insured (UB)

                New York State Municipal Bond Bank Agency, Special School
                Purpose Revenue Bonds, Series 2003C:
        6,000    5.250%, 6/01/20                                                      6/13 at 100.00          A+          6,382,560
        5,100    5.250%, 6/01/21                                                      6/13 at 100.00          A+          5,397,687

        2,835   New York State Thruway Authority, Highway and Bridge Trust           10/15 at 100.00         AAA          2,975,588
                 Fund Bonds, Second Generation, Series 2005B,
                 5.000%, 4/01/24 - AMBAC Insured

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
        3,400    5.500%, 6/01/16                                                      6/10 at 100.00         AA-          3,537,020
        2,000    5.500%, 6/01/19                                                      6/13 at 100.00         AA-

        6,000   Port Authority of New York and New Jersey, Consolidated               6/15 at 101.00         AAA          6,286,740
                 Revenue Bonds, One Hundred Fortieth Series 2005,
                 5.000%, 12/01/27 - XLCA Insured

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,167,313
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 - MBIA Insured (Alternative Minimum Tax)

        1,000   Rensselaer County Industrial Development Agency, New York,            3/16 at 100.00           A          1,041,780
                 Civic Facility Revenue Bonds, Rensselaer Polytechnic Institute,
                 Series 2006, 5.000%, 3/01/26

------------------------------------------------------------------------------------------------------------------------------------
       92,260   Total New York                                                                                           96,282,804
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 1.1% (0.7% OF TOTAL INVESTMENTS)

        2,195   Durham Urban Redevelopment Authority, North Carolina,                 2/08 at 105.00         AAA          2,289,956
                 FHA-Insured Mortgage Loan Revenue Bonds, Durham
                 Hosiery Mill, Series 1987, 7.500%, 8/01/29
                 (Alternative Minimum Tax)

          510   North Carolina Housing Finance Agency, Single Family Revenue          3/08 at 100.00          AA            518,537
                 Bonds, Series 1996JJ, 6.450%, 9/01/27
                 (Alternative Minimum Tax)

                North Carolina Infrastructure Finance Corporation, Certificates
                of Participation, Correctional Facilities, Series 2004A:
        1,250    5.000%, 2/01/21                                                      2/14 at 100.00         AA+          1,300,550
        2,445    5.000%, 2/01/22                                                      2/14 at 100.00         AA+          2,538,448

------------------------------------------------------------------------------------------------------------------------------------
        6,400   Total North Carolina                                                                                      6,647,491
------------------------------------------------------------------------------------------------------------------------------------


                                       43

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NORTH DAKOTA - 0.2% (0.1% OF TOTAL INVESTMENTS)

$       1,135   North Dakota Housing Finance Agency, Home Mortgage Finance            7/10 at 100.00         Aa1     $    1,158,710
                 Program Bonds, Series 2000C, 6.150%, 7/01/31
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 4.6% (2.8% OF TOTAL INVESTMENTS)

                Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                Settlement Asset-Backed Revenue Bonds, Senior Lien,
                Series 2007A-2:
           90    5.125%, 6/01/24                                                      6/17 at 100.00         BBB             86,877
          900    5.875%, 6/01/30                                                      6/17 at 100.00         BBB            888,867
          845    5.750%, 6/01/34                                                      6/17 at 100.00         BBB            815,425
        1,965    5.875%, 6/01/47                                                      6/17 at 100.00         BBB          1,907,681

        3,000   Columbus City School District, Franklin County, Ohio, General        12/14 at 100.00         AAA          3,304,020
                 Obligation Bonds, Series 2004, 5.250%, 12/01/24
                 (Pre-refunded 12/01/14) - FSA Insured

                Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth
                Corporation, Series 2003C:
        2,330    5.250%, 5/15/17 - MBIA Insured                                       5/13 at 100.00         AAA          2,460,946
        4,105    5.250%, 5/15/18 - MBIA Insured                                       5/13 at 100.00         AAA          4,321,128

        2,000   Ohio Housing Finance Agency, FHA-Insured Multifamily                  1/08 at 102.00         Aa2          2,014,860
                 Housing Mortgage Revenue Bonds, Courtyards of Kettering,
                 Series 1998B-1, 5.550%, 1/01/40 (Alternative Minimum Tax)

        5,850   Ohio Water Development Authority, Solid Waste Disposal                9/08 at 102.00         N/R          5,899,433
                 Revenue Bonds, Bay Shore Power, Series 1998A,
                 5.875%, 9/01/20 (Alternative Minimum Tax)

        6,200   Ohio Water Development Authority, Solid Waste Disposal                9/09 at 102.00         N/R          6,384,512
                 Revenue Bonds, Bay Shore Power, Series 1998B,
                 6.625%, 9/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       27,285   Total Ohio                                                                                               28,083,749
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 3.6% (2.2% OF TOTAL INVESTMENTS)

                Norman Regional Hospital Authority, Oklahoma, Hospital
                Revenue Bonds, Series 2005:
          500    5.375%, 9/01/29                                                      9/16 at 100.00         BBB            502,055
          750    5.375%, 9/01/36                                                      9/16 at 100.00         BBB            746,670

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
        6,200    5.000%, 2/15/37                                                      2/17 at 100.00         AA-          6,233,852
        2,560    5.000%, 2/15/42                                                      2/17 at 100.00         AA-          2,562,637

        3,315   Oklahoma Municipal Power Authority, Power Supply System               1/17 at 100.00         AAA          2,921,056
                 Revenue Bonds, Series 2007, Drivers 1742, 7.019%, 1/01/47 -
                 FGIC Insured (IF)

        5,000   Oklahoma State Student Loan Authority, Senior Lien Revenue            6/11 at 102.00         AAA          5,189,800
                 Bonds, Series 2001A-1, 5.625%, 6/01/31 (Alternative
                 Minimum Tax)

        3,660   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA          3,679,764
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36

------------------------------------------------------------------------------------------------------------------------------------
       21,985   Total Oklahoma                                                                                           21,835,834
------------------------------------------------------------------------------------------------------------------------------------


                OREGON - 1.4% (0.8% OF TOTAL INVESTMENTS)

        7,860   Multnomah County Hospital Facilities Authority, Oregon,              10/14 at 100.00          AA          8,387,327
                 Revenue Bonds, Sisters of Providence Health System,
                 Series 2004, 5.500%, 10/01/21
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.5% (1.5% OF TOTAL INVESTMENTS)

        3,500   Allegheny County Sanitary Authority, Pennsylvania, Sewerage          12/15 at 100.00         AAA          3,676,645
                 Revenue Bonds, Series 2005A, 5.000%, 12/01/23 -
                 MBIA Insured

        1,500   Annville-Cleona School District, Lebanon County, Pennsylvania,        3/15 at 100.00         Aaa          1,682,370
                 General Obligation Bonds, Series 2005, 6.000%, 3/01/28 -
                 FSA Insured

          500   Bucks County Industrial Development Authority, Pennsylvania,          3/17 at 100.00         BBB            463,405
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37


                                       44

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA (continued)

$       1,050   Delaware Valley Regional Finance Authority, Pennsylvania,               No Opt. Call         AAA     $    1,200,570
                 Local Government Revenue Bonds, Series 1997B,
                 5.700%, 7/01/27 - AMBAC Insured

        5,850   Pennsylvania Public School Building Authority, Lease Revenue         12/16 at 100.00         AAA          5,717,849
                 Bonds, School District of Philadelphia, Series 2006B,
                 4.500%, 6/01/32 - FSA Insured (UB)

        1,000   Pennsylvania State University, General Revenue Bonds,                 9/15 at 100.00          AA          1,040,340
                 Series 2005, 5.000%, 9/01/29

        1,050   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,             6/16 at 100.00         AAA          1,100,337
                 Series 2006A, 5.000%, 12/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,450   Total Pennsylvania                                                                                       14,881,516
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 2.7% (1.7% OF TOTAL INVESTMENTS)

                Rhode Island Tobacco Settlement Financing Corporation,
                Tobacco Settlement Asset-Backed Bonds, Series 2002A:
       10,000    6.000%, 6/01/23                                                      6/12 at 100.00         BBB         10,274,100
        6,000    6.125%, 6/01/32                                                      6/12 at 100.00         BBB          6,147,600

------------------------------------------------------------------------------------------------------------------------------------
       16,000   Total Rhode Island                                                                                       16,421,700
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 10.0% (6.1% OF TOTAL INVESTMENTS)

       14,000   Berkeley County School District, South Carolina, Installment         12/13 at 100.00          A-         14,477,540
                 Purchase Revenue Bonds, Securing Assets for Education,
                 Series 2003, 5.250%, 12/01/24

       15,445   Greenville County School District, South Carolina, Installment       12/12 at 101.00     AA- (4)         17,234,149
                 Purchase Revenue Bonds, Series 2002, 5.875%, 12/01/17
                 (Pre-refunded 12/01/12)

        2,500   Greenville, South Carolina, Hospital Facilities Revenue Refunding     5/13 at 100.00         AAA          2,579,225
                 Bonds, Series 2003A, 5.000%, 5/01/25 - AMBAC Insured

        7,600   Piedmont Municipal Power Agency, South Carolina, Electric             1/08 at 100.00         AAA          7,229,348
                 Revenue Bonds, Series 1991, 4.000%, 1/01/23 - MBIA Insured

        6,000   South Carolina JOBS Economic Development Authority, Economic         11/12 at 100.00          A-          6,189,300
                 Development Revenue Bonds, Bon Secours Health System Inc.,
                 Series 2002A, 5.625%, 11/15/30

                South Carolina JOBS Economic Development Authority, Hospital
                Refunding and Improvement Revenue Bonds, Palmetto Health
                Alliance, Series 2003C:
        1,335    6.875%, 8/01/27 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          1,554,888
          165    6.875%, 8/01/27 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)            191,898
        4,450    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)          5,069,841
          550    6.375%, 8/01/34 (Pre-refunded 8/01/13)                               8/13 at 100.00    BBB+ (4)            625,691

        5,000   Tobacco Settlement Revenue Management Authority,                      5/11 at 101.00         BBB          5,139,650
                 South Carolina, Tobacco Settlement Asset-Backed Bonds,
                 Series 2001B, 6.000%, 5/15/22

------------------------------------------------------------------------------------------------------------------------------------
       57,045   Total South Carolina                                                                                     60,291,530
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.1% (0.7% OF TOTAL INVESTMENTS)

        3,200   Johnson City Health and Educational Facilities Board, Tennessee,      7/16 at 100.00        BBB+          3,244,864
                 Revenue Bonds, Mountain States Health Alliance,
                 Series 2006A, 5.500%, 7/01/36

        1,500   Memphis-Shelby County Airport Authority, Tennessee, Airport           3/10 at 101.00         AAA          1,574,475
                 Revenue Bonds, Series 1999D, 6.000%, 3/01/19 -
                 AMBAC Insured (Alternative Minimum Tax)

                Sumner County Health, Educational, and Housing Facilities Board,
                Tennessee, Revenue Refunding Bonds, Sumner Regional Health
                System Inc., Series 2007:
          800    5.500%, 11/01/37                                                    11/17 at 100.00         N/R            809,512
        1,000    5.500%, 11/01/46                                                    11/17 at 100.00         N/R          1,003,280

------------------------------------------------------------------------------------------------------------------------------------
        6,500   Total Tennessee                                                                                           6,632,131
------------------------------------------------------------------------------------------------------------------------------------


                                       45

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 12.7% (7.8% OF TOTAL INVESTMENTS)

$       5,810   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA     $    5,319,810
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        5,110   Brazos River Authority, Texas, Pollution Control Revenue              4/13 at 101.00        Caa1          5,527,436
                 Refunding Bonds, TXU Electric Company, Series 1999C,
                 7.700%, 3/01/32 (Alternative Minimum Tax)

       10,000   Brazos River Harbor Navigation District, Brazoria County,             5/12 at 101.00          A-         10,487,200
                 Texas, Environmental Facilities Revenue Bonds, Dow
                 Chemical Company Project, Series 2002A-6, 6.250%, 5/15/33
                 (Mandatory put 5/15/17) (Alternative Minimum Tax)

        3,345   Fort Worth, Texas, Water and Sewerage Revenue Bonds,                  2/12 at 100.00      AA (4)          3,622,133
                 Series 2001, 5.625%, 2/15/19 (Pre-refunded 2/15/12)

        5,000   Gulf Coast Industrial Development Authority, Texas, Waste             6/08 at 102.00         BBB          4,989,900
                 Disposal Revenue Bonds, Valero Refining and Marketing
                 Company Project, Series 1997, 5.600%, 12/01/31
                 (Alternative Minimum Tax)

                Harris County Health Facilities Development Corporation,
                Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare
                System, Series 2004A:
        1,000    5.000%, 12/01/20                                                    12/14 at 100.00          A+          1,024,210
        1,000    5.000%, 12/01/21                                                    12/14 at 100.00          A+          1,021,180
        2,500    5.125%, 12/01/22                                                    12/14 at 100.00          A+          2,565,550

        2,800   Harris County-Houston Sports Authority, Texas, Senior Lien           11/11 at 100.00         AAA          2,927,176
                 Revenue Bonds, Series 2001G, 5.250%, 11/15/30 -
                 MBIA Insured

        4,000   Houston, Texas, First Lien Combined Utility System Revenue            5/14 at 100.00         AAA          4,255,520
                 Bonds, Series 2004A, 5.250%, 5/15/24 - FGIC Insured

       10,850   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA          4,763,259
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/25 - AMBAC Insured

          725   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         AAA            755,486
                 Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.250%, 8/15/26

        5,460   Keller Independent School District, Tarrant County, Texas,            8/11 at 100.00         Aaa          5,796,991
                 Unlimited Tax General Obligation Refunding Bonds,
                 Series 2001, 5.250%, 8/15/26 (Pre-refunded 8/15/11)

                Kerrville Health Facilities Development Corporation, Texas,
                Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005:
          800    5.250%, 8/15/21                                                        No Opt. Call        BBB-            808,232
        1,000    5.125%, 8/15/26                                                        No Opt. Call        BBB-            982,170

        2,000   Pearland Independent School District, Brazoria County, Texas,         2/11 at 100.00         AAA          2,108,060
                 Unlimited Tax Schoolhouse Bonds, Series 2001A,
                 5.250%, 2/15/22 (Pre-refunded 2/15/11)

        1,000   Sabine River Authority, Texas, Pollution Control Revenue Bonds,      11/15 at 100.00        Caa1            902,860
                 TXU Electric Company, Series 2001C, 5.200%, 5/01/28

        3,935   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,130,215
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26 (Pre-refunded 2/01/11)

        4,500   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          4,517,910
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36

          870   Texas, General Obligation Bonds, Transportation Commission            4/17 at 100.00          AA            783,539
                 Mobility Fund, Series 2007, Residuals 1871-1,
                 6.075%, 4/01/33 (IF)

        3,335   Texas, General Obligation Bonds, Transportation Commission            4/17 at 100.00          AA          3,003,568
                 Mobility Fund, Series 2007, Residuals 1871-2,
                 6.095%, 4/01/33 (IF)

        3,900   Texas, General Obligation Bonds, Veterans Housing Assistance         12/11 at 101.00         Aa1          3,992,430
                 Program Fund II, Series 2001C-1, 5.200%, 12/01/21
                 (Alternative Minimum Tax)

        2,905   Weatherford Independent School District, Parker County,                2/11 at 44.73         AAA          1,127,518
                 Texas, Unlimited Tax School Building and Refunding Bonds,
                 Series 2001, 0.000%, 2/15/25

        4,040   Weatherford Independent School District, Parker County, Texas,         2/11 at 44.73         Aaa          1,600,769
                 Unlimited Tax School Building and Refunding Bonds,
                 Series 2001, 0.000%, 2/15/25 (Pre-refunded 2/15/11)

------------------------------------------------------------------------------------------------------------------------------------
       85,885   Total Texas                                                                                              77,013,122
------------------------------------------------------------------------------------------------------------------------------------


                                       46

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTAH - 0.1% (0.0% OF TOTAL INVESTMENTS)

$         210   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/09 at 101.50         AAA     $      213,257
                 Series 1997C, 5.600%, 7/01/18 (Alternative Minimum Tax)

          125   Utah Housing Finance Agency, Single Family Mortgage Bonds,            1/08 at 101.50         AAA            127,194
                 Series 1997E-2, 5.875%, 1/01/19 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          335   Total Utah                                                                                                  340,451
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.5% (5.8% OF TOTAL INVESTMENTS)

       15,000   Chelan County Public Utility District 1, Washington, Hydro            7/12 at 100.00         AAA         15,445,200
                 Consolidated System Revenue Bonds, Series 2002A,
                 5.450%, 7/01/37 - AMBAC Insured (Alternative Minimum Tax) (5)

        7,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          8,129,625
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

        5,000   Energy Northwest, Washington, Electric Revenue Refunding              7/13 at 100.00         Aaa          5,393,700
                 Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16

       10,080   King County School District 401, Highline, Washington, General        6/12 at 100.00         AAA         10,851,322
                 Obligation Bonds, Series 2002, 5.500%, 12/01/16 - FGIC Insured

        6,965   Port of Seattle, Washington, Revenue Bonds, Series 1999A,             9/12 at 100.00         AAA          7,356,363
                 5.250%, 9/01/22 - FGIC Insured

        2,820   Skagit County Public Hospital District 1, Washington, General        12/14 at 100.00         Aaa          3,057,021
                 Obligation Bonds, Series 2004A, 5.375%, 12/01/19 -
                 MBIA Insured

        2,500   Snohomish County, Washington, Limited Tax General Obligation         12/11 at 100.00         AAA          2,608,725
                 Bonds, Series 2001, 5.125%, 12/01/22 - MBIA Insured

        4,905   Washington, Various Purpose General Obligation Bonds,                 1/09 at 100.00         Aa1          4,971,561
                 Series 1999B, 5.000%, 1/01/19

------------------------------------------------------------------------------------------------------------------------------------
       54,770   Total Washington                                                                                         57,813,517
------------------------------------------------------------------------------------------------------------------------------------


                WEST VIRGINIA - 1.4% (0.9% OF TOTAL INVESTMENTS)

        5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,        10/11 at 100.00         BBB          5,049,649
                 Appalachian Power Company, Series 2003L, 5.500%, 10/01/22

        1,000   Pleasants County, West Virginia, Pollution Control Revenue            4/09 at 101.00         Aaa          1,027,299
                 Bonds, West Penn Power Company Pleasants Station Project,
                 Series 1999E, 5.500%, 4/01/29 - AMBAC Insured (Alternative
                 Minimum Tax)

        2,355   West Virginia University, Unlimited Tax General Revenue Bonds,       10/14 at 100.00         AAA          2,454,781
                 Student Fees, Series 2004C, 5.000%, 10/01/24 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,355   Total West Virginia                                                                                       8,531,729
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 2.5% (1.5% OF TOTAL INVESTMENTS)

        5,105   Wisconsin Health and Educational Facilities Authority,                2/09 at 101.00        BBB+          5,144,053
                 Revenue Bonds, Aurora Health Care Inc., Series 1999A,
                 5.600%, 2/15/29

          315   Wisconsin Health and Educational Facilities Authority,                5/16 at 100.00         BBB            292,147
                 Revenue Bonds, Divine Savior Healthcare, Series 2006,
                 5.000%, 5/01/32

        1,000   Wisconsin Health and Educational Facilities Authority,                5/14 at 100.00        BBB+          1,036,980
                 Revenue Bonds, Fort Healthcare Inc.,
                 Series 2004, 5.750%, 5/01/24

        3,215   Wisconsin Health and Educational Facilities Authority,                2/08 at 101.00         AAA          3,283,512
                 Revenue Bonds, Marshfield Clinic, Series 1997,
                 5.625%, 2/15/17 - MBIA Insured

        5,300   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          5,432,235
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       14,935   Total Wisconsin                                                                                          15,188,927
------------------------------------------------------------------------------------------------------------------------------------


                                       47

NPM
Nuveen Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WYOMING - 0.5% (0.3% OF TOTAL INVESTMENTS)

$       2,750   Sweetwater County, Wyoming, Solid Waste Disposal Revenue             12/15 at 100.00         BBB     $    2,800,820
                 Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
$   1,094,095   Total Investments (cost $954,115,571) - 163.8%                                                          992,063,373
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.1)%                                                                     (61,125,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.6%                                                                     21,878,480
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (57.3)%                                                       (347,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  605,816,853
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT OCTOBER 31, 2007:
                                      FUND                                       FIXED RATE                              UNREALIZED
                   NOTIONAL    PAY/RECEIVE      FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY         AMOUNT  FLOATING RATE              INDEX  (ANNUALIZED)       FREQUENCY    DATE (6)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley  $24,000,000        Receive  3-Month USD-LIBOR       5.609%    Semi-Annually   4/23/08        4/23/28      $(791,405)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $1,194,429, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

Nuveen Premium Income Municipal Fund 4, Inc.
Portfolio of INVESTMENTS
                                                                October 31, 2007
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ALABAMA - 4.3% (2.5% OF TOTAL INVESTMENTS)

$       5,150   Alabama 21st Century Authority, Tobacco Settlement Revenue           12/11 at 101.00          A-     $    5,366,815
                 Bonds, Series 2001, 5.750%, 12/01/16

        2,395   Alabama Housing Finance Authority, FNMA Multifamily Housing           2/11 at 102.00         AAA          2,472,502
                 Revenue Bonds, South Bay Apartments, Series 2000K,
                 5.950%, 2/01/33 (Alternative Minimum Tax)

       11,895   Alabama Special Care Facilities Financing Authority, Birmingham,     11/07 at 100.00         Aaa         11,906,538
                 Hospital Revenue Bonds, Daughters of Charity National
                 Health System - Providence Hospital and St. Vincent's Hospital,
                 Series 1995, 5.000%, 11/01/25 (ETM)

        4,000   Alabama Special Care Facilities Financing Authority, Revenue         11/16 at 100.00          AA          4,017,520
                 Bonds, Ascension Health, Series 2006C-2, 5.000%, 11/15/39

        1,000   Birmingham Special Care Facilities Financing Authority,              11/15 at 100.00        Baa1            973,960
                 Alabama, Revenue Bonds, Baptist Health System Inc.,
                 Series 2005A, 5.000%, 11/15/30

------------------------------------------------------------------------------------------------------------------------------------
       24,440   Total Alabama                                                                                            24,737,335
------------------------------------------------------------------------------------------------------------------------------------


                ALASKA - 0.9% (0.5% OF TOTAL INVESTMENTS)

        1,665   Alaska Housing Finance Corporation, General Housing Purpose          12/14 at 100.00         AAA          1,717,497
                 Bonds, Series 2005A, 5.000%, 12/01/30 - FGIC Insured

        3,065   Alaska Municipal Bond Bank Authority, General Obligation Bonds,      12/13 at 100.00         AAA          3,345,110
                 Series 2003E, 5.250%, 12/01/26 (Pre-refunded 12/01/13) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,730   Total Alaska                                                                                              5,062,607
------------------------------------------------------------------------------------------------------------------------------------


                ARIZONA - 1.6% (1.0% OF TOTAL INVESTMENTS)

        5,000   Arizona Tourism and Sports Authority, Tax Revenue Bonds,              7/13 at 100.00         Aaa          5,129,800
                 Multipurpose Stadium Facility Project, Series 2003A,
                 5.000%, 7/01/31 - MBIA Insured

        4,100   Salt River Project Agricultural Improvement and Power District,      12/13 at 100.00         AAA          4,291,347
                 Arizona, Electric System Revenue Bonds, Series 2003,
                 5.000%, 12/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,100   Total Arizona                                                                                             9,421,147
------------------------------------------------------------------------------------------------------------------------------------


                ARKANSAS - 0.0% (0.0% OF TOTAL INVESTMENTS)

       -- (4)   Jacksonville Residential Housing Facilities Board, Arkansas,          1/08 at 100.00         Aaa                275
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1993A-2,
                 7.900%, 1/01/11

           53   Lonoke County Residential Housing Facilities Board, Arkansas,         4/08 at 100.00         Aaa             53,401
                 FNMA Mortgage-Backed Securities Program Single Family
                 Mortgage Revenue Refunding Bonds, Series 1993A,
                 7.900%, 4/01/11

------------------------------------------------------------------------------------------------------------------------------------
           53   Total Arkansas                                                                                               53,676
------------------------------------------------------------------------------------------------------------------------------------


                CALIFORNIA - 18.4% (10.9% OF TOTAL INVESTMENTS)

        3,335   Anaheim Public Finance Authority, California, Public Improvement      9/17 at 100.00         AAA          2,736,368
                 Project Lease Revenue Bonds, UBS Residual
                 Series 07 1011-1013, 5.869%, 3/01/37 - FGIC Insured (IF)

       17,000   California Health Facilities Financing Authority, Health Facility     3/13 at 100.00           A         17,042,160
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/33

        5,000   California Health Facilities Financing Authority, Revenue Bonds,      4/16 at 100.00          A+          5,004,900
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        2,900   California Health Facilities Financing Authority, Revenue Bonds,     11/16 at 100.00         AA-          2,900,986
                 Sutter Health, Series 2007A, 5.000%, 11/15/42


                                       49

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA (continued)

$      11,000   California Infrastructure Economic Development Bank, First Lien       1/28 at 100.00         AAA     $   11,991,760
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/33 (Pre-refunded
                 1/01/28) - AMBAC Insured (UB)

        2,000   California Infrastructure Economic Development Bank, Revenue          8/11 at 102.00          A+          2,065,600
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

       19,545   California, General Obligation Bonds, Series 2005,                    6/15 at 100.00         AAA         20,121,968
                 5.000%, 6/01/33 - CIFG Insured (UB)

       12,000   California, General Obligation Bonds, Series 2003,                    8/13 at 100.00          A+         12,696,600
                 5.250%, 2/01/22

        4,780   Foothill/Eastern Transportation Corridor Agency, California,            No Opt. Call         AAA          3,796,658
                 Toll Road Revenue Bonds, Series 1995A, 0.000%, 1/01/14 (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds,
                Series 2007A-1:
        1,000    5.750%, 6/01/47                                                      6/17 at 100.00         BBB            960,100
          610    5.125%, 6/01/47                                                      6/17 at 100.00         BBB            536,605

        1,000   Golden State Tobacco Securitization Corporation, California,          6/13 at 100.00         AAA          1,158,280
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        3,190   Hillsborough City School District, San Mateo County, California,        No Opt. Call         AAA          1,262,155
                 General Obligation Bonds, Series 2006B, 0.000%, 9/01/27

       11,310   San Francisco Bay Area Rapid Transit District, California,            7/16 at 100.00         AAA         10,472,947
                 Sales Tax Revenue Bonds, Refunding Series 2006A,
                 4.250%, 7/01/31 - FSA Insured (UB)

                San Joaquin Hills Transportation Corridor Agency, Orange County,
                California, Toll Road Revenue Refunding Bonds, Series 1997A:
       31,300    0.000%, 1/15/34 - MBIA Insured (UB)                                    No Opt. Call         AAA          8,870,107
        4,430    0.000%, 1/15/32 - MBIA Insured (UB)                                    No Opt. Call         AAA          1,382,249

        1,945   South Gate Public Financing Authority, California, Water                No Opt. Call         AAA          2,117,891
                 Revenue Refunding Bonds, Series 1996A,
                 6.000%, 10/01/12 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
      132,345   Total California                                                                                        105,117,334
------------------------------------------------------------------------------------------------------------------------------------


                COLORADO - 5.5% (3.3% OF TOTAL INVESTMENTS)

        6,500   Adams 12 Five Star Schools, Adams County, Colorado,                  12/15 at 100.00         AAA          6,700,720
                 General Obligation Bonds, Series 2005, 4.750%, 12/15/23 -
                 FSA Insured

        2,000   Colorado Health Facilities Authority, Revenue Refunding Bonds,        9/11 at 100.00      AA (5)          2,120,380
                 Catholic Health Initiatives, Series 2001, 5.250%, 9/01/21
                 (Pre-refunded 9/01/11)

          480   Colorado Housing Finance Authority, Single Family Program            10/09 at 105.00         Aa2            519,763
                 Senior Bonds, Series 1999C-3, 6.750%, 10/01/21

        2,695   Denver City and County, Colorado, Airport System Revenue                No Opt. Call          A+          2,968,650
                 Bonds, Series 1991D, 7.750%, 11/15/13 (Alternative Minimum Tax)

                Denver Convention Center Hotel Authority, Colorado, Senior
                Revenue Bonds, Convention Center Hotel, Series 2003A:
        2,940    5.000%, 12/01/20 (Pre-refunded 12/01/13) - XLCA Insured             12/13 at 100.00         Aaa          3,165,469
       10,000    5.000%, 12/01/33 (Pre-refunded 12/01/13) - XLCA Insured             12/13 at 100.00         Aaa         10,766,900

        4,345   El Paso County School District 20, Academy, Colorado,                12/12 at 100.00         Aaa          4,635,550
                 General Obligation Bonds, Series 2002, 5.250%, 12/15/17 -
                 FGIC Insured

          755   Jefferson County School District R1, Colorado, General Obligation    12/14 at 100.00         AAA            795,279
                 Bonds, Series 2004, 5.000%, 12/15/22 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,715   Total Colorado                                                                                           31,672,711
------------------------------------------------------------------------------------------------------------------------------------


                                       50

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                DISTRICT OF COLUMBIA - 2.2% (1.3% OF TOTAL INVESTMENTS)

$           5   District of Columbia, General Obligation Bonds, Series 1993E,        12/07 at 100.00         AAA     $        5,010
                 6.000%, 6/01/09 - CAPMAC Insured

        4,250   District of Columbia, Hospital Revenue Refunding Bonds,               2/08 at 101.00         AAA          4,299,768
                 Medlantic Healthcare Group, Series 1993A, 5.750%, 8/15/14 -
                 MBIA Insured (ETM)

                District of Columbia, Revenue Bonds, Georgetown University,
                Series 2001A:
        9,670    0.000%, 4/01/26 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 42.15         AAA          3,583,605
       15,235    0.000%, 4/01/30 (Pre-refunded 4/01/11) - MBIA Insured                 4/11 at 32.93         AAA          4,411,294

------------------------------------------------------------------------------------------------------------------------------------
       29,160   Total District of Columbia                                                                               12,299,677
------------------------------------------------------------------------------------------------------------------------------------


                FLORIDA - 6.2% (3.7% OF TOTAL INVESTMENTS)

        5,000   Broward County School Board, Florida, Certificates of                 7/13 at 100.00         AAA          5,114,750
                 Participation, Series 2003, 5.000%, 7/01/28 - MBIA Insured

        5,000   Hillsborough County Aviation Authority, Florida, Revenue Bonds,      10/13 at 100.00         AAA          5,258,950
                 Tampa International Airport, Series 2003A, 5.250%, 10/01/18 -
                 MBIA Insured (Alternative Minimum Tax)

        5,000   Martin County Industrial Development Authority, Florida,             12/07 at 100.00         BB+          5,052,250
                 Industrial Development Revenue Bonds, Indiantown
                 Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                 (Alternative Minimum Tax)

        1,380   Miami-Dade County Housing Finance Authority, Florida,                 1/11 at 102.00         AAA          1,426,754
                 Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
                 Series 2000-5A, 5.850%, 7/01/20 - FSA Insured
                 (Alternative Minimum Tax)

        3,385   Miami-Dade County, Florida, Aviation Revenue Bonds,                  10/15 at 100.00         AAA          3,398,032
                 Miami International Airport, Series 2005A, 5.000%, 10/01/37 -
                 XLCA Insured (Alternative Minimum Tax)

        5,455   South Miami Health Facilities Authority, Florida, Hospital            8/17 at 100.00         AA-          5,423,416
                 Revenue, Baptist Health System Obligation Group,
                 Series 2007, 5.000%, 8/15/42

        9,500   Sunrise, Florida, Utility System Revenue Refunding Bonds,            10/18 at 100.00         AAA          9,943,365
                 Series 1998, 5.000%, 10/01/28 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       34,720   Total Florida                                                                                            35,617,517
------------------------------------------------------------------------------------------------------------------------------------


                GEORGIA - 2.5% (1.5% OF TOTAL INVESTMENTS)

        4,400   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                   No Opt. Call         AAA          4,832,740
                 Series 1999A, 5.500%, 11/01/22 - FGIC Insured

        2,880   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call          A+          3,274,877
                 Bonds, Series 1992B, 8.250%, 1/01/11

        5,500   Georgia Municipal Electric Authority, General Power Revenue             No Opt. Call         AAA          6,242,170
                 Bonds, Series 1993B, 5.700%, 1/01/19 - FGIC Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       12,780   Total Georgia                                                                                            14,349,787
------------------------------------------------------------------------------------------------------------------------------------


                HAWAII - 1.0% (0.6% OF TOTAL INVESTMENTS)

        3,720   Honolulu City and County, Hawaii, General Obligation                    No Opt. Call          AA          3,980,884
                 Refunding and Improvement Bonds, Series 1993B,
                 5.000%, 10/01/13

        1,580   Honolulu City and County, Hawaii, General Obligation Refunding          No Opt. Call         Aaa          1,701,692
                 and Improvement Bonds, Series 1993B, 5.000%, 10/01/13 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Hawaii                                                                                              5,682,576
------------------------------------------------------------------------------------------------------------------------------------


                ILLINOIS - 18.1% (10.7% OF TOTAL INVESTMENTS)

        4,000   Chicago Board of Education, Illinois, General Obligation                No Opt. Call         AAA          4,492,160
                 Lease Certificates, Series 1992A, 6.250%, 1/01/15 -
                 MBIA Insured

       17,000   Chicago Greater Metropolitan Area Sanitary District, Illinois,       12/16 at 100.00         AAA         18,601,910
                 General Obligation Bonds, Series 2006, 5.000%, 12/01/35 (UB)

        5,550   Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A,       1/11 at 101.00         AAA          5,631,641
                 5.125%, 1/01/26 - FSA Insured (Alternative Minimum Tax)

        5,000   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,              7/08 at 102.00         AAA          5,136,500
                 5.250%, 1/01/28 - FGIC Insured


                                       51

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                ILLINOIS (continued)

$       1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,          1/16 at 100.00         AAA     $    1,713,818
                 O'Hare International Airport, Series 2005A, 5.000%, 1/01/33 -
                 FGIC Insured

                Cook County School District 99, Cicero, Illinois, General Obligation
                School Bonds, Series 1997:
        1,455    8.500%, 12/01/13 - FGIC Insured                                        No Opt. Call         Aaa          1,831,088
        1,685    8.500%, 12/01/15 - FGIC Insured                                        No Opt. Call         Aaa          2,227,098

        6,050   Illinois Development Finance Authority, GNMA Collateralized           4/11 at 105.00         Aaa          6,686,944
                 Mortgage Revenue Bonds, Greek American Nursing Home
                 Committee, Series 2000A, 7.600%, 4/20/40

        1,385   Illinois Finance Authority, General Obligation Debt Certificates,    12/14 at 100.00         Aaa          1,457,948
                 Local Government Program - Kankakee County, Series 2005B,
                 5.000%, 12/01/18 - AMBAC Insured

        2,515   Illinois Finance Authority, Revenue Bonds, Northwestern               8/14 at 100.00         AA+          2,576,064
                 Memorial Hospital, Series 2004A, 5.250%, 8/15/34

        5,565   Illinois Finance Authority, Revenue Bonds, Sherman Health             8/17 at 100.00          A-          5,587,427
                 Systems, Series 2007A, 5.500%, 8/01/37

        4,000   Illinois Health Facilities Authority, FHA-Insured Mortgage            8/13 at 100.00         AAA          4,071,960
                 Revenue Refunding Bonds, Sinai Health System, Series 2003,
                 5.150%, 2/15/37

        4,000   Illinois Health Facilities Authority, Revenue Bonds, Condell          5/12 at 100.00        Baa2          4,031,000
                 Medical Center, Series 2002, 5.500%, 5/15/32

                Illinois Health Facilities Authority, Revenue Refunding Bonds,
                Lutheran General Health System, Series 1993C:
        1,570    7.000%, 4/01/08                                                        No Opt. Call          A+          1,589,264
        4,075    7.000%, 4/01/14                                                        No Opt. Call          A+          4,687,554

        9,795   Lake, Cook, Kane and McHenry Counties Community Unit                    No Opt. Call         AAA         10,834,935
                 School District 220, Barrington, Illinois, School Refunding
                 Bonds, Series 2002, 5.250%, 12/01/19 - FSA Insured

                Metropolitan Pier and Exposition Authority, Illinois, Revenue
                Bonds, McCormick Place Expansion Project, Series 2002A:
        9,500    0.000%, 6/15/24 - MBIA Insured                                       6/22 at 101.00         AAA          6,454,110
        4,540    5.000%, 12/15/28 - MBIA Insured                                      6/12 at 101.00         AAA          4,668,437
       36,040    0.000%, 6/15/40 - MBIA Insured                                         No Opt. Call         AAA          7,524,431

        3,050   Regional Transportation Authority, Cook, DuPage, Kane, Lake,            No Opt. Call         AAA          3,738,538
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1990A, 7.200%, 11/01/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      128,440   Total Illinois                                                                                          103,542,827
------------------------------------------------------------------------------------------------------------------------------------


                INDIANA - 8.5% (5.0% OF TOTAL INVESTMENTS)

                Carmel Redevelopment Authority, Indiana, Lease Rent Revenue
                Bonds, Series 2005:
        1,950    0.000%, 2/01/24                                                        No Opt. Call          AA            882,356
        2,705    0.000%, 2/01/25                                                        No Opt. Call          AA          1,159,823

        3,965   Indiana Educational Facilities Authority, Revenue Bonds, Butler       2/11 at 100.00         AAA          4,143,068
                 University, Series 2001, 5.500%, 2/01/26 - MBIA Insured

        1,500   Indiana Educational Facilities Authority, Revenue Bonds,             10/09 at 101.00         AAA          1,569,045
                 University of Indianapolis, Series 1999, 5.750%, 10/01/19 -
                 FSA Insured

       22,000   Indiana Health Facility Financing Authority, Hospital Revenue         8/10 at 101.50         AAA         23,469,816
                 Bonds, Clarian Health Obligated Group, Series 2000A,
                 5.500%, 2/15/30 (Pre-refunded 8/15/10) - MBIA Insured

        3,000   Indiana Health Facility Financing Authority, Hospital Revenue           No Opt. Call         AAA          3,420,240
                 Refunding Bonds, Columbus Regional Hospital, Series 1993,
                 7.000%, 8/15/15 - FSA Insured

        2,800   Indiana Health Facility Financing Authority, Revenue Bonds,           5/15 at 100.00         AAA          2,860,564
                 Community Hospitals of Indiana, Series 2005A,
                 5.000%, 5/01/35 - AMBAC Insured

        4,000   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA          4,162,280
                 Bonds, Series 2003A, 5.000%, 6/01/23 - FSA Insured


                                       52

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDIANA (continued)

$       6,000   Indiana Transportation Finance Authority, Highway Revenue             6/13 at 100.00         AAA     $    6,432,240
                 Bonds, Series 2003A, 5.000%, 6/01/24 (Pre-refunded 6/01/13) -
                 FSA Insured

          420   Marion County Convention and Recreational Facilities Authority,       6/09 at 100.00         AAA            423,318
                 Indiana, Excise Tax Lease Rental Revenue Bonds, Series 1997A,
                 5.000%, 6/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       48,340   Total Indiana                                                                                            48,522,750
------------------------------------------------------------------------------------------------------------------------------------


                IOWA - 0.2% (0.1% OF TOTAL INVESTMENTS)

        1,000   Iowa Finance Authority, Health Facility Revenue Bonds,                7/16 at 100.00        BBB-            980,180
                 Care Initiatives Project, Series 2006A, 5.000%, 7/01/20
------------------------------------------------------------------------------------------------------------------------------------


                KANSAS - 1.8% (1.1% OF TOTAL INVESTMENTS)

        2,000   Olathe, Kansas, Health Facilities Revenue Bonds, Olathe               9/10 at 100.00         AAA          2,079,880
                 Medical Center, Series 2000A, 5.500%, 9/01/25 -
                 AMBAC Insured

        6,825   Sedgwick County Unified School District 259, Wichita, Kansas,         9/10 at 100.00          AA          6,573,908
                 General Obligation Bonds, Series 2000, 3.500%, 9/01/16

        1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas               6/14 at 100.00         AAA          1,833,703
                 Gas and Electric Company, Series 2004, 5.300%, 6/01/31 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,575   Total Kansas                                                                                             10,487,491
------------------------------------------------------------------------------------------------------------------------------------


                LOUISIANA - 6.7% (3.9% OF TOTAL INVESTMENTS)

        3,070   Jefferson Sales Tax District, Jefferson Parish, Louisiana,           12/12 at 100.00         AAA          3,314,403
                 Special Sales Tax Revenue Refunding Bonds, Series 2002,
                 5.250%, 12/01/20 (Pre-refunded 12/01/12) - AMBAC Insured

        1,750   Louisiana Local Government Environmental Facilities and               6/12 at 105.00         Aaa          1,912,628
                 Community Development Authority, GNMA Collateralized
                 Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                 Series 2002A, 6.500%, 6/20/37

        5,150   Louisiana Public Facilities Authority, Hospital Revenue Bonds,        8/15 at 100.00          A+          5,240,125
                 Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/32

        3,280   Louisiana Public Facilities Authority, Revenue Bonds,                 7/17 at 100.00         AAA          3,071,900
                 Archdiocese of New Orleans, Series 2007, Drivers 1754,
                 6.246%, 7/01/37 - CIFG Insured (IF)

                Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006:
        1,480    4.750%, 5/01/39 - FSA Insured (UB)                                   5/16 at 100.00         AAA          1,482,575
       15,820    4.500%, 5/01/41 - FGIC Insured (UB)                                  5/16 at 100.00         AAA         15,198,590

          170   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,             5/16 at 100.00         AAA            149,971
                 Residuals 660-1, 5.940%, 5/01/41 - FGIC Insured (IF)

        3,800   Lousiana Public Facilties Authority, Revenue Bonds, Ochsner           5/17 at 100.00          A3          3,830,210
                 Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47

        3,795   Orleans Levee District, Louisiana, Levee District General            12/07 at 101.00         AAA          3,858,073
                 Obligation Bonds, Series 1986, 5.950%, 11/01/14 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,315   Total Louisiana                                                                                          38,058,475
------------------------------------------------------------------------------------------------------------------------------------


                MARYLAND - 2.2% (1.3% OF TOTAL INVESTMENTS)

        2,715   Maryland Community Development Administration, Housing                1/08 at 101.00         Aa2          2,753,227
                 Revenue Bonds, Series 1996A, 5.875%, 7/01/16

        2,900   Maryland Community Development Administration, Housing                1/08 at 102.00         Aa2          2,942,108
                 Revenue Bonds, Series 1997A, 6.000%, 7/01/39
                 (Alternative Minimum Tax)

           50   Maryland Health and Higher Educational Facilities Authority,          8/14 at 100.00          A3             51,470
                 Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24


                                       53

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MARYLAND (continued)

$       2,210   Maryland Health and Higher Educational Facilities Authority,          7/16 at 100.00         AAA     $    2,215,326
                 Revenue Bonds, Western Maryland Health, Series 2006A,
                 4.750%, 7/01/36 - MBIA Insured (UB)

        1,935   Montgomery County Housing Opportunities Commission,                   1/08 at 101.00         Aa2          1,979,079
                 Maryland, GNMA/FHA-Insured Multifamily Housing Revenue
                 Bonds, Series 1996B, 6.400%, 7/01/28 (Alternative Minimum Tax)

        2,315   Montgomery County Housing Opportunities Commission,                   7/10 at 100.00         Aaa          2,377,621
                 Maryland, Multifamily Housing Development Bonds,
                 Series 2000B, 6.125%, 7/01/20 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       12,125   Total Maryland                                                                                           12,318,831
------------------------------------------------------------------------------------------------------------------------------------


                MASSACHUSETTS - 1.1% (0.7% OF TOTAL INVESTMENTS)

        3,585   Massachusetts Development Finance Agency, Revenue Bonds,              3/15 at 100.00           A          3,412,992
                 Curry College, Series 2005A, 5.000%, 3/01/35 - ACA Insured

        1,000   Massachusetts Development Finance Agency, Revenue Bonds,             10/12 at 102.00        BBB-            949,380
                 Orchard Cove, Series 2007, 5.250%, 10/01/26

        1,000   Massachusetts Health and Educational Facilities Authority,            7/15 at 100.00        BBB-            970,510
                 Revenue Bonds, Milton Hospital Project, Series 2005D,
                 5.375%, 7/01/35

        1,155   Massachusetts Water Resources Authority, General Revenue              2/17 at 100.00         AAA            987,294
                 Bonds, Series 2007, Residual Trust 7039, 6.272%, 8/01/46 -
                 FSA Insured (IF)

------------------------------------------------------------------------------------------------------------------------------------
        6,740   Total Massachusetts                                                                                       6,320,176
------------------------------------------------------------------------------------------------------------------------------------


                MICHIGAN - 7.6% (4.5% OF TOTAL INVESTMENTS)

        6,000   Detroit, Michigan, Second Lien Sewerage Disposal System               7/15 at 100.00         AAA          6,162,960
                 Revenue Bonds, Series 2005A, 5.000%, 7/01/35 - MBIA Insured

        8,915   Detroit, Michigan, Senior Lien Water Supply System Revenue            7/08 at 100.00         AAA          8,970,808
                 Bonds, Series 1997A, 5.000%, 7/01/27 - MBIA Insured

        5,400   Detroit, Michigan, Sewer Disposal System Revenue Bonds,               7/16 at 100.00         AAA          5,302,206
                 Second Lien, Series 2006B, 4.625%, 7/01/34 - FGIC Insured

        4,355   Hancock Hospital Finance Authority, Michigan, FHA-Insured             8/08 at 100.00         AAA          4,414,272
                 Mortgage Hospital Revenue Bonds, Portage Health System Inc.,
                 Series 1998, 5.450%, 8/01/47 (Pre-refunded 8/01/08) -
                 MBIA Insured

        5,000   Michigan State Building Authority, Revenue Refunding Bonds,          10/13 at 100.00         AAA          5,142,400
                 Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                 MBIA Insured

       10,500   Michigan State Hospital Finance Authority, Hospital Revenue           8/08 at 101.00         BB-         10,122,525
                 Bonds, Detroit Medical Center Obligated Group, Series 1998A,
                 5.250%, 8/15/23

        1,000   Michigan State Hospital Finance Authority, Revenue Bonds,             5/15 at 100.00         BBB            940,130
                 Chelsea Community Hospital, Series 2005, 5.000%, 5/15/30

        2,500   Michigan State Hospital Finance Authority, Revenue Bonds,            12/16 at 100.00         Aa2          2,533,600
                 Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31

------------------------------------------------------------------------------------------------------------------------------------
       43,670   Total Michigan                                                                                           43,588,901
------------------------------------------------------------------------------------------------------------------------------------


                MINNESOTA - 1.2% (0.7% OF TOTAL INVESTMENTS)

          700   Minneapolis-St. Paul Housing Finance Board, Minnesota,               11/07 at 102.00         AAA            704,123
                 FNMA/GNMA Mortgage-Backed Securities Program Single
                 Family Mortgage Revenue Bonds, Series 1997,
                 5.800%, 11/01/30 (Alternative Minimum Tax)

        3,500   Minneapolis-St. Paul Metropolitan Airports Commission,                1/11 at 100.00         AAA          3,682,455
                 Minnesota, Airport Revenue Bonds, Series 2001A,
                 5.250%, 1/01/25 (Pre-refunded 1/01/11) - FGIC Insured

        2,875   Saint Paul Port Authority, Minnesota, Lease Revenue Bonds,            8/16 at 100.00         N/R          2,599,345
                 Regions Hospital Parking Ramp Project, Series 2007-1,
                 5.000%, 8/01/36

------------------------------------------------------------------------------------------------------------------------------------
        7,075   Total Minnesota                                                                                           6,985,923
------------------------------------------------------------------------------------------------------------------------------------


                                       54

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MISSISSIPPI - 1.6% (0.9% OF TOTAL INVESTMENTS)

$       2,975   Mississippi Hospital Equipment and Facilities Authority,              9/14 at 100.00         N/R     $    3,015,163
                 Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1,
                 5.000%, 9/01/24

        5,180   Mississippi, General Obligation Refunding Bonds, Series 2002A,          No Opt. Call          AA          5,842,729
                 5.500%, 12/01/18

------------------------------------------------------------------------------------------------------------------------------------
        8,155   Total Mississippi                                                                                         8,857,892
------------------------------------------------------------------------------------------------------------------------------------


                MISSOURI - 0.8% (0.4% OF TOTAL INVESTMENTS)

        1,450   Cape Girardeau County Industrial Development Authority,               6/17 at 100.00         N/R          1,385,229
                 Missouri, Health Facilities Revenue Bonds, Southeast
                 Missouri Hospital Association, Series 2007, 5.000%, 6/01/36

        3,000   Missouri Health and Educational Facilities Authority, Revenue         5/13 at 100.00          AA          3,075,450
                 Bonds, BJC Health System, Series 2003, 5.125%, 5/15/24

------------------------------------------------------------------------------------------------------------------------------------
        4,450   Total Missouri                                                                                            4,460,679
------------------------------------------------------------------------------------------------------------------------------------


                NEBRASKA - 1.7% (1.0% OF TOTAL INVESTMENTS)

        9,000   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student               No Opt. Call         Aaa          9,613,800
                 Loan Program, Series 1993A-5A, 6.250%, 6/01/18 -
                 MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                NEVADA - 4.5% (2.7% OF TOTAL INVESTMENTS)

       10,420   Clark County School District, Nevada, General Obligation              6/12 at 100.00         AAA         11,290,278
                 Bonds, Series 2002C, 5.500%, 6/15/18 (Pre-refunded 6/15/12) -
                 MBIA Insured

        4,500   Clark County School District, Nevada, General Obligation                No Opt. Call         AAA          4,882,725
                 School Improvement Bonds, Series 1991A, 7.000%, 6/01/10 -
                 MBIA Insured

        7,000   Clark County, Nevada, Motor Vehicle Fuel Tax Highway                  7/13 at 100.00         AAA          7,308,840
                 Improvement Revenue Bonds, Series 2003, 5.000%, 7/01/23 -
                 AMBAC Insured

        5,425   Director of Nevada State Department of Business and Industry,           No Opt. Call         AAA          2,399,044
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000, 0.000%, 1/01/25 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       27,345   Total Nevada                                                                                             25,880,887
------------------------------------------------------------------------------------------------------------------------------------


                NEW JERSEY - 4.8% (2.8% OF TOTAL INVESTMENTS)

          500   Burlington County Bridge Commission, New Jersey, Economic             1/18 at 100.00         N/R            495,295
                 Development Revenue Bonds, The Evergreens Project,
                 Series 2007, 5.625%, 1/01/38

        1,100   New Jersey Health Care Facilities Financing Authority,                7/10 at 101.00    BBB- (5)          1,218,822
                 Revenue Bonds, Trinitas Hospital Obligated Group,
                 Series 2000, 7.500%, 7/01/30 (Pre-refunded 7/01/10)

          880   New Jersey Turnpike Authority, Revenue Bonds, Series 1991C,             No Opt. Call         AAA          1,012,343
                 6.500%, 1/01/16 - MBIA Insured

                New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
          300    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA            346,032
        2,345    6.500%, 1/01/16 - MBIA Insured (ETM)                                   No Opt. Call         AAA          2,704,817

       11,960   Tobacco Settlement Financing Corporation, New Jersey,                 6/12 at 100.00         AAA         12,830,688
                 Tobacco Settlement Asset-Backed Bonds, Series 2002,
                 5.750%, 6/01/32 (Pre-refunded 6/01/12)

        3,995   Tobacco Settlement Financing Corporation, New Jersey,                 6/13 at 100.00         AAA          4,625,131
                 Tobacco Settlement Asset-Backed Bonds, Series 2003,
                 6.750%, 6/01/39 (Pre-refunded 6/01/13)

        5,000   Tobacco Settlement Financing Corporation, New Jersey,                 6/17 at 100.00         BBB          4,171,600
                 Tobacco Settlement Asset-Backed Bonds, Series 2007-1A,
                 4.750%, 6/01/34

------------------------------------------------------------------------------------------------------------------------------------
       26,080   Total New Jersey                                                                                         27,404,728
------------------------------------------------------------------------------------------------------------------------------------


                NEW YORK - 8.1% (4.8% OF TOTAL INVESTMENTS)

          855   Albany Industrial Development Agency, New York, Revenue               4/17 at 100.00         N/R            795,184
                 Bonds, Brighter Choice Charter Schools, Series 2007A,
                 5.000%, 4/01/32

        1,200   Hempstead Industrial Development Agency, New York, Resource             No Opt. Call        Baa3          1,214,988
                 Recovery Revenue Refunding Bonds, American Ref-Fuel
                 Company of Hempstead LP, Series 2001, 5.000%, 12/01/10
                 (Mandatory put 6/01/10)


                                       55

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                NEW YORK (continued)

$       4,070   Hudson Yards Infrastructure Corporation, New York, Revenue            2/17 at 100.00         AAA     $    3,885,914
                 Bonds, Series 2006A, 4.500%, 2/15/47 - MBIA Insured (UB)

        3,300   Long Island Power Authority, New York, Electric System Revenue       11/16 at 100.00         AAA          3,081,177
                 Bonds, Series 2006F, 4.250%, 5/01/33 - MBIA Insured (UB)

        6,740   New York City Transitional Finance Authority, New York, Future        5/08 at 101.00         AAA          6,840,156
                 Tax Secured Bonds, Fiscal Series 1998C, 5.000%, 5/01/26

           35   New York City Transitional Finance Authority, New York, Future        5/08 at 101.00         AAA             35,625
                 Tax Secured Bonds, Fiscal Series 1998C, 5.000%, 5/01/26
                 (Pre-refunded 5/01/08)

                New York City Transitional Finance Authority, New York, Future
                Tax Secured Bonds, Fiscal Series 2000C:
        3,630    5.875%, 11/01/16 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA          3,880,107
          220    5.875%, 11/01/16 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA            235,050
        5,000    5.500%, 11/01/24 (Pre-refunded 5/01/10)                              5/10 at 101.00         AAA          5,297,450

                New York State Tobacco Settlement Financing Corporation, Tobacco
                Settlement Asset-Backed and State Contingency Contract-Backed
                Bonds, Series 2003A-1:
       10,800    5.500%, 6/01/16                                                      6/10 at 100.00         AA-         11,235,240
        2,500    5.500%, 6/01/18                                                      6/12 at 100.00         AA-          2,665,775

        6,250   Port Authority of New York and New Jersey, Special Project              No Opt. Call         AAA          7,167,313
                 Bonds, JFK International Air Terminal LLC, Sixth Series 1997,
                 6.250%, 12/01/15 - MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       44,600   Total New York                                                                                           46,333,979
------------------------------------------------------------------------------------------------------------------------------------


                NORTH CAROLINA - 2.8% (1.7% OF TOTAL INVESTMENTS)

          750   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/17 at 100.00         AA-            760,725
                 Health Care System Revenue Bonds, Carolinas Health Care,
                 5.000%, 1/15/31

        2,445   North Carolina Infrastructure Finance Corporation, Certificates       2/14 at 100.00         AA+          2,543,876
                 of Participation, Correctional Facilities, Series 2004A,
                 5.000%, 2/01/21

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          2,148,220
                 Revenue Bonds, Series 1992, 6.000%, 1/01/11 -
                 MBIA Insured

       10,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA         10,628,100
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/18 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,195   Total North Carolina                                                                                     16,080,921
------------------------------------------------------------------------------------------------------------------------------------


                OHIO - 3.2% (1.9% OF TOTAL INVESTMENTS)

        6,065   Buckeye Tobacco Settlement Financing Authority, Ohio,                 6/17 at 100.00         BBB          5,854,545
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Senior Lien, Series 2007A-2, 5.125%, 6/01/24

        8,065   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,          1/10 at 101.00         AAA          8,176,378
                 5.000%, 1/01/31 - FSA Insured

        3,000   Franklin County, Ohio, Development Revenue Bonds, American           10/09 at 101.00           A          3,116,220
                 Chemical Society, Series 1999, 5.800%, 10/01/14

        1,000   Franklin County, Ohio, FHA-Insured Multifamily Housing Mortgage       1/08 at 100.00         Aa2          1,000,460
                 Revenue Bonds, Hamilton Creek Apartments Project,
                 Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       18,130   Total Ohio                                                                                               18,147,603
------------------------------------------------------------------------------------------------------------------------------------


                OKLAHOMA - 3.1% (1.8% OF TOTAL INVESTMENTS)

                Oklahoma Development Finance Authority, Revenue Bonds,
                Saint John Health System, Series 2007:
        6,800    5.000%, 2/15/37                                                      2/17 at 100.00         AA-          6,837,128
        2,655    5.000%, 2/15/42                                                      2/17 at 100.00         AA-          2,657,735

          300   Oklahoma Housing Finance Agency, Single Family Mortgage               3/10 at 101.00         Aaa            310,383
                 Revenue Bonds, Homeownership Loan Program, Series 2000C-2,
                 6.200%, 9/01/28 (Alternative Minimum Tax)


                                       56

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                OKLAHOMA (continued)

$       4,185   Tulsa County Industrial Authority, Oklahoma, Health Care             12/16 at 100.00          AA     $    4,207,599
                 Revenue Bonds, Saint Francis Health System, Series 2006,
                 5.000%, 12/15/36

        3,340   Tulsa Industrial Authority, Oklahoma, Hospital Revenue                  No Opt. Call         AAA          3,493,172
                 Refunding Bonds, Hillcrest Medical Center, Series 1996,
                 6.500%, 6/01/09 - CONNIE LEE Insured (ETM)

------------------------------------------------------------------------------------------------------------------------------------
       17,280   Total Oklahoma                                                                                           17,506,017
------------------------------------------------------------------------------------------------------------------------------------


                PENNSYLVANIA - 2.1% (1.2% OF TOTAL INVESTMENTS)

          500   Bucks County Industrial Development Authority, Pennsylvania,          3/17 at 100.00         BBB            463,405
                 Charter School Revenue Bonds, School Lane Charter School,
                 Series 2007A, 5.000%, 3/15/37

        3,500   Pennsylvania Economic Development Financing Authority,                1/08 at 100.00         BB+          3,503,640
                 Senior Lien Resource Recovery Revenue Bonds, Northampton
                 Generating Project, Series 1994A, 6.400%, 1/01/09
                 (Alternative Minimum Tax)

        5,490   Pennsylvania Public School Building Authority, Lease Revenue         12/16 at 100.00         AAA          5,365,981
                 Bonds, School District of Philadelphia, Series 2006B,
                 4.500%, 6/01/32 - FSA Insured (UB)

        2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,            12/14 at 100.00         AAA          2,826,200
                 Series 2004A, 5.500%, 12/01/31 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,090   Total Pennsylvania                                                                                       12,159,226
------------------------------------------------------------------------------------------------------------------------------------


                PUERTO RICO - 2.5% (1.4% OF TOTAL INVESTMENTS)

       12,390   Puerto Rico, General Obligation and Public Improvement                  No Opt. Call         AAA         14,199,188
                 Refunding Bonds, Series 1997, 6.500%, 7/01/13 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                RHODE ISLAND - 3.5% (2.1% OF TOTAL INVESTMENTS)

       20,000   Rhode Island Tobacco Settlement Financing Corporation,                6/12 at 100.00         BBB         20,272,400
                 Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                 6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH CAROLINA - 4.3% (2.5% OF TOTAL INVESTMENTS)

        4,120   Medical University Hospital Authority, South Carolina,                8/14 at 100.00         AAA          4,344,334
                 FHA-Insured Mortgage Revenue Bonds, Series 2004A,
                 5.250%, 2/15/23 - MBIA Insured

        3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation           6/14 at 100.00         AAA          3,059,700
                 Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 -
                 FGIC Insured

                Piedmont Municipal Power Agency, South Carolina, Electric
                Revenue Bonds, Series 1991:
        5,000    6.250%, 1/01/21 - FGIC Insured                                         No Opt. Call         AAA          5,941,500
        5,750    4.000%, 1/01/23 - MBIA Insured                                       1/08 at 100.00         AAA          5,469,573

        5,085   Piedmont Municipal Power Agency, South Carolina, Electric               No Opt. Call         AAA          5,510,360
                 Revenue Refunding Bonds, Series 1998A, 5.500%, 1/01/13 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,955   Total South Carolina                                                                                     24,325,467
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH DAKOTA - 0.3% (0.2% OF TOTAL INVESTMENTS)

        1,750   South Dakota Health and Educational Facilities Authority,            11/14 at 100.00         AA-          1,826,335
                 Revenue Bonds, Sioux Valley Hospitals, Series 2004A,
                 5.500%, 11/01/31
------------------------------------------------------------------------------------------------------------------------------------


                TENNESSEE - 1.0% (0.6% OF TOTAL INVESTMENTS)

        5,075   Knox County Health, Educational and Housing Facilities Board,          1/17 at 30.07          A-            841,993
                 Tennessee, Hospital Revenue Refunding Bonds, Covenant Health,
                 Series 2006, 0.000%, 1/01/41

        1,500   Metropolitan Government of Nashville-Davidson County,                 5/08 at 102.00          AA          1,540,350
                 Tennessee, Electric System Revenue Bonds, Series 1998A,
                 5.200%, 5/15/23

          680   Sullivan County Health Educational and Housing Facilities Board,      9/16 at 100.00        BBB+            671,486
                 Tennessee, Revenue Bonds, Wellmont Health System,
                 Series 2006C, 5.250%, 9/01/36

                Sumner County Health, Educational, and Housing Facilities
                Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                Health System Inc., Series 2007:
          860    5.500%, 11/01/37                                                    11/17 at 100.00         N/R            870,225
        1,500    5.500%, 11/01/46                                                    11/17 at 100.00         N/R          1,504,920

------------------------------------------------------------------------------------------------------------------------------------
        9,615   Total Tennessee                                                                                           5,428,974
------------------------------------------------------------------------------------------------------------------------------------


                                       57

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS - 19.1% (11.3% OF TOTAL INVESTMENTS)

$       3,000   Alliance Airport Authority, Texas, Special Facilities Revenue        12/12 at 100.00        CCC+     $    2,674,380
                 Bonds, American Airlines Inc., Series 2007, 5.250%, 12/01/29
                 (Alternative Minimum Tax)

        5,440   Board of Regents, University of Texas System, Financing System        2/17 at 100.00         AAA          4,981,027
                 Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)

        4,000   Central Texas Regional Mobility Authority, Travis and Williamson      1/15 at 100.00         AAA          4,087,920
                 Counties, Toll Road Revenue Bonds, Series 2005,
                 5.000%, 1/01/35 - FGIC Insured

        3,345   Columbia-Brazoria Independent School District, Texas, Unlimited       2/09 at 100.00         AAA          3,356,641
                 Tax School Building Bonds, Series 1999, 4.750%, 2/01/25

        2,250   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/14 at 100.00         AAA          2,281,838
                 Bonds, Series 2004B, 5.000%, 11/01/27 - FSA Insured
                 (Alternative Minimum Tax)

        8,000   Dallas-Ft. Worth International Airport, Texas, Joint Revenue         11/11 at 100.00         AAA          8,487,200
                 Refunding and Improvement Bonds, Series 2001A,
                 5.875%, 11/01/19 - FGIC Insured (Alternative Minimum Tax)

        6,000   Garland Housing Finance Corporation, Texas, Multifamily              12/11 at 101.00         N/R          6,325,020
                 Housing Revenue Bonds, Legacy Pointe Apartments,
                 Series 2000, 7.500%, 6/01/40 (Alternative Minimum Tax)

        7,000   Harris County Health Facilities Development Corporation, Texas,      11/13 at 100.00         AAA          7,166,390
                 Thermal Utility Revenue Bonds, TECO Project, Series 2003,
                 5.000%, 11/15/30 - MBIA Insured

       28,305   Houston, Texas, Hotel Occupancy Tax and Special Revenue                 No Opt. Call         AAA         10,601,072
                 Bonds, Convention and Entertainment Project, Series 2001B,
                 0.000%, 9/01/28 - AMBAC Insured

        7,500   Houston, Texas, Junior Lien Water and Sewerage System                   No Opt. Call         AAA          8,970,675
                 Revenue Refunding Bonds, Series 2002A, 5.750%, 12/01/32 -
                 FSA Insured (ETM)

       33,505   Leander Independent School District, Williamson and Travis             8/14 at 25.08         AAA          5,957,189
                 Counties, Texas, General Obligation Bonds, Series 2006,
                 0.000%, 8/15/39

          106   Midland Housing Finance Corporation, Texas, Single Family            11/07 at 101.00         Aaa            108,019
                 Mortgage Revenue Refunding Bonds, Series 1992A,
                 8.450%, 12/01/11

                Montgomery Independent School District, Montgomery County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
          730    5.500%, 2/15/21                                                      2/11 at 100.00         AAA            769,252
          760    5.500%, 2/15/23                                                      2/11 at 100.00         AAA            796,906

                Montgomery Independent School District, Montgomery County, Texas,
                Unlimited Tax School Building and Refunding Bonds, Series 2001:
        1,570    5.500%, 2/15/21 (Pre-refunded 2/15/11)                               2/11 at 100.00         Aaa          1,666,916
        1,640    5.500%, 2/15/23 (Pre-refunded 2/15/11)                               2/11 at 100.00         Aaa          1,741,237

                Mt. Pleasant Independent School District, Titus County, Texas,
                General Obligation Refunding Bonds, Series 2001:
        3,025    5.000%, 2/15/26                                                      8/11 at 100.00         Aaa          3,088,041
        2,300    5.125%, 2/15/31                                                      8/11 at 100.00         Aaa          2,346,023

          700   Mt. Pleasant Independent School District, Titus County, Texas,        8/11 at 100.00         Aaa            740,124
                 General Obligation Refunding Bonds, Series 2001,
                 5.125%, 2/15/31 (Pre-refunded 8/15/11)

        6,000   Raven Hills Higher Education Corporation, Texas, Student              8/12 at 100.00         Aaa          6,383,640
                 Housing Revenue Bonds, Angelo State University - Texan
                 Hall LLC, Series 2002A, 5.000%, 8/01/25 (Pre-refunded 8/01/12) -
                 MBIA Insured

        3,410   Retama Development Corporation, Texas, Special Facilities            12/12 at 100.00         AAA          3,978,924
                 Revenue Bonds, Retama Park Racetrack, Series 1993,
                 8.750%, 12/15/18 (Pre-refunded 12/15/12) (6)

        1,800   Sam Rayburn Municipal Power Agency, Texas, Power Supply              10/12 at 100.00          AA          1,911,618
                 System Revenue Refunding Bonds, Series 2002A,
                 5.750%, 10/01/21 - RAAI Insured

        4,700   Spring Branch Independent School District, Harris County,             2/11 at 100.00         AAA          4,933,167
                 Texas, Limited Tax Schoolhouse and Refunding Bonds,
                 Series 2001, 5.125%, 2/01/26 (Pre-refunded 2/01/11)

        3,200   Tarrant County Cultural & Educational Facilities Financing            2/17 at 100.00         AA-          3,212,736
                 Corporation, Texas, Revenue Bonds, Series 2007A,
                 5.000%, 2/15/36


                                       58

    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TEXAS (continued)

$         800   Texas, General Obligation Bonds, Transportation Commission            4/17 at 100.00          AA     $      720,496
                 Mobility Fund, Series 2007, Residuals 1872-1,
                 6.094%, 4/01/33 (IF)

        3,000   Texas, General Obligation Bonds, Transportation Commission            4/17 at 100.00          AA          2,701,860
                 Mobility Fund, Series 2007, Residuals 1872-2,
                 6.094%, 4/01/33 (IF)

        8,500   Travis County Health Facilities Development Corporation,             11/07 at 100.00         Aaa          9,247,235
                 Texas, Hospital Revenue Bonds, Daughters of Charity
                 National Health System, Series 1993B, 6.000%, 11/15/22 (ETM)

------------------------------------------------------------------------------------------------------------------------------------
      150,586   Total Texas                                                                                             109,235,546
------------------------------------------------------------------------------------------------------------------------------------


                UTAH - 2.2% (1.3% OF TOTAL INVESTMENTS)

        4,845   Bountiful, Davis County, Utah, Hospital Revenue Refunding            12/08 at 101.00         N/R          4,720,532
                 Bonds, South Davis Community Hospital Project, Series 1998,
                 5.750%, 12/15/18

        4,995   Intermountain Power Agency, Utah, Power Supply Revenue               12/07 at 101.00     Aa3 (5)          5,003,092
                 Bonds, Series 1996A, 6.150%, 7/01/14 (ETM)

          520   Utah Housing Finance Agency, Single Family Mortgage Bonds,            7/10 at 100.00          AA            529,433
                 Series 2000G, 5.875%, 7/01/27 (Alternative Minimum Tax)

                Utah Housing Finance Agency, Single Family Mortgage Bonds,
                Series 2001C:
        1,510    5.500%, 1/01/18 (Alternative Minimum Tax)                            1/11 at 100.00         AA-          1,534,568
          500    5.650%, 1/01/21 (Alternative Minimum Tax)                            1/11 at 100.00         Aaa            507,135

------------------------------------------------------------------------------------------------------------------------------------
       12,370   Total Utah                                                                                               12,294,760
------------------------------------------------------------------------------------------------------------------------------------


                VIRGINIA - 1.5% (0.9% OF TOTAL INVESTMENTS)

        8,190   Hampton, Virginia, Revenue Bonds, Convention Center Project,          1/13 at 100.00         AAA          8,349,050
                 Series 2002, 5.000%, 1/15/35 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------


                WASHINGTON - 9.8% (5.8% OF TOTAL INVESTMENTS)

        1,855   Chelan County Public Utility District 1, Washington, Hydro            7/09 at 101.00          AA          1,930,480
                 Consolidated System Revenue Bonds, Series 1999A,
                 6.200%, 7/01/34 (Alternative Minimum Tax)

        2,500   Energy Northwest, Washington, Electric Revenue Refunding              7/12 at 100.00         AAA          2,709,875
                 Bonds, Columbia Generating Station - Nuclear Project 2,
                 Series 2002C, 5.750%, 7/01/17 - MBIA Insured

          220   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00         Aaa            238,064
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/34 (Pre-refunded 1/01/15) - FGIC Insured

        5,780   Grant County Public Utility District 2, Washington, Revenue           1/15 at 100.00         AAA          5,928,315
                 Bonds, Wanapum Hydroelectric Development, Series 2005A,
                 5.000%, 1/01/34 - FGIC Insured

        1,500   Snohomish County School District 6, Mukilteo, Washington,               No Opt. Call         AAA          1,645,740
                 Unlimited Tax General Obligation and Refunding Bonds,
                 Series 1993, 5.700%, 12/01/12 - FGIC Insured

        8,155   Tacoma, Washington, Electric System Revenue Refunding Bonds,          1/11 at 101.00         AAA          8,774,372
                 Series 2001A, 5.750%, 1/01/20 (Pre-refunded 1/01/11) -
                 FSA Insured

        4,705   Tacoma, Washington, Sewerage Revenue Refunding Bonds,                   No Opt. Call         AAA          4,928,723
                 Series 1994B, 8.000%, 12/01/08 - FGIC Insured

       11,000   Washington Public Power Supply System, Revenue Refunding                No Opt. Call         Aaa         11,607,200
                 Bonds, Nuclear Project 3, Series 1993B, 7.000%, 7/01/09

        4,700   Washington Public Power Supply System, Revenue Refunding              7/08 at 102.00         Aaa          4,827,464
                 Bonds, Nuclear Project 3, Series 1998A, 5.125%, 7/01/18

        1,000   Washington State Healthcare Facilities Authority, Revenue             8/13 at 102.00         AAA          1,032,811
                 Bonds, Harrison Memorial Hospital, Series 1998,
                 5.000%, 8/15/28 - AMBAC Insured

        2,000   Washington State Healthcare Facilities Authority, Revenue Bonds,      8/08 at 102.00          AA          2,011,221
                 Highline Community Hospital, Series 1998, 5.000%, 8/15/21 -
                 RAAI Insured


                                       59

NPT
Nuveen Premium Income Municipal Fund 4, Inc. (continued)
Portfolio of INVESTMENTS October 31, (2007)
    PRINCIPAL                                                                          OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                        PROVISIONS (2)    RATINGS (3)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WASHINGTON (continued)

$       5,500   Washington State Healthcare Facilities Authority, Revenue Bonds,     11/08 at 101.00         Aaa     $    5,654,001
                 Swedish Health Services, Series 1998, 5.500%, 11/15/14 -
                 AMBAC Insured

        4,515   Washington State Tobacco Settlement Authority, Tobacco                6/13 at 100.00         BBB          4,739,216
                 Settlement Asset-Backed Revenue Bonds, Series 2002,
                 6.500%, 6/01/26

------------------------------------------------------------------------------------------------------------------------------------
       53,430   Total Washington                                                                                         56,027,482
------------------------------------------------------------------------------------------------------------------------------------


                WISCONSIN - 2.3% (1.4% OF TOTAL INVESTMENTS)

          500   Wisconsin Health and Educational Facilities Authority, Revenue       12/08 at 100.00         AAA            508,281
                 Bonds, Medical College of Wisconsin Inc., Series 1996,
                 5.500%, 12/01/26 - MBIA Insured

        7,500   Wisconsin Health and Educational Facilities Authority, Revenue        2/12 at 101.00         AAA          7,738,426
                 Bonds, Ministry Healthcare Inc., Series 2002A, 5.250%, 2/15/32 -
                 MBIA Insured

        5,000   Wisconsin State, General Obligation Bonds, Series 2006A,              5/16 at 100.00         AAA          5,124,751
                 4.750%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       13,000   Total Wisconsin                                                                                          13,371,458
------------------------------------------------------------------------------------------------------------------------------------
$   1,065,234   Total Investments (cost $931,989,546) - 169.2%                                                          966,596,313
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (12.4)%                                                                     (70,818,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.4%                                                                     14,049,110
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (59.2)%                                                       (338,400,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $  571,427,423
                ====================================================================================================================

                    The Fund may invest in "zero coupon" securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

               (4)  Principal Amount rounds to less than $1,000.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                                October 31, 2007
                                                                              PREMIUM INCOME    PREMIUM INCOME 2   PREMIUM INCOME 4
                                                                                       (NPI)               (NPM)              (NPT)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $1,493,793,311,
   $954,115,571 and $931,989,546, respectively)                               $1,540,940,537      $  992,063,373       $966,596,313
Cash                                                                                      --           4,937,139            167,550
Unrealized appreciation on forward swaps                                             258,595                  --                 --
Receivables:
   Interest                                                                       22,576,214          14,562,142         14,895,015
   Investments sold                                                                2,220,621           7,989,099          1,524,749
Other assets                                                                         143,272              88,737            122,195
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                             1,566,139,239       1,019,640,490        983,305,822
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                       182,572                  --                 --
Floating rate obligations                                                         93,734,000          61,125,000         70,818,000
Unrealized depreciation on forward swaps                                                  --             791,405                 --
Payable for investments purchased                                                  1,480,711           2,057,093                 --
Accrued expenses:
   Management fees                                                                   747,508             492,288            470,224
   Other                                                                             470,941             179,894            201,385
Common share dividends payable                                                     3,135,423           2,062,916          1,875,855
Preferred share dividends payable                                                    168,035             115,041            112,935
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                           99,919,190          66,823,637         73,478,399
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                           525,000,000         347,000,000        338,400,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                        $  941,220,049      $  605,816,853       $571,427,423
====================================================================================================================================
Common shares outstanding                                                         63,785,430          40,800,961         43,236,703
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                      $        14.76      $        14.85       $      13.22
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                       $      637,854      $      408,010       $    432,367
Paid-in surplus                                                                  901,373,271         566,813,835        587,221,751
Undistributed (Over-distribution of) net investment income                         1,696,530              95,004           (637,865)
Accumulated net realized gain (loss) from investments and
   derivative transactions                                                        (9,893,427)          1,343,607        (50,195,597)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                                    47,405,821          37,156,397         34,606,767
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                        $  941,220,049      $  605,816,853       $571,427,423
====================================================================================================================================
Authorized shares:
   Common                                                                        200,000,000         200,000,000        200,000,000
   Preferred                                                                       1,000,000           1,000,000          1,000,000
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                     Year Ended October 31, 2007
                                                                              PREMIUM INCOME    PREMIUM INCOME 2   PREMIUM INCOME 4
                                                                                       (NPI)               (NPM)              (NPT)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                               $ 77,293,973        $ 49,947,424       $ 48,496,969
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                    8,881,320           5,873,685          5,580,440
Preferred shares - auction fees                                                    1,312,500             867,499            846,001
Preferred shares - dividend disbursing agent fees                                     60,000              70,000             80,000
Shareholders' servicing agent fees and expenses                                      137,320              48,910             66,948
Interest expense on floating rate obligations                                      3,668,188           2,624,324          2,684,666
Custodian's fees and expenses                                                        357,359             221,807            226,739
Directors' fees and expenses                                                          34,812              22,789             21,513
Professional fees                                                                     61,772              50,813             39,115
Shareholders' reports - printing and mailing expenses                                135,613              83,002             83,391
Stock exchange listing fees                                                           22,935              14,775             15,546
Investor relations expense                                                           154,848              97,845             96,791
Other expenses                                                                        74,815              56,005             53,642
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                        14,901,482          10,031,454          9,794,792
   Custodian fee credit                                                             (177,703)            (86,556)           (63,169)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                      14,723,779           9,944,898          9,731,623
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             62,570,194          40,002,526         38,765,346
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                          1,507,533             195,490          1,759,555
Net realized gain (loss) from futures                                                     --           1,150,416                 --
Change in net unrealized appreciation (depreciation) of investments              (36,823,378)        (24,279,042)       (21,333,407)
Change in net unrealized appreciation (depreciation) of forward swaps                258,595            (791,405)                --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                          (35,057,250)        (23,724,541)       (19,573,852)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                       (18,733,665)        (12,176,545)       (12,206,944)
From accumulated net realized gains                                                       --            (242,538)                --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                                  (18,733,665)        (12,419,083)       (12,206,944)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                              $  8,779,279        $  3,858,902       $  6,984,550
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS
                                     PREMIUM INCOME (NPI)              PREMIUM INCOME 2 (NPM)             PREMIUM INCOME 4 (NPT)
                               ------------------------------      -----------------------------      ------------------------------
                                       YEAR              YEAR              YEAR             YEAR              YEAR             YEAR
                                      ENDED             ENDED             ENDED            ENDED             ENDED            ENDED
                                   10/31/07          10/31/06          10/31/07         10/31/06          10/31/07         10/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income          $ 62,570,194      $ 63,713,302      $ 40,002,526     $ 39,883,922      $ 38,765,346     $ 38,892,247
Net realized gain (loss) from
   investments                    1,507,533        (4,641,502)          195,490          941,224         1,759,555         (819,649)
Net realized gain (loss) from
   futures                               --                --         1,150,416               --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments               (36,823,378)       35,531,581       (24,279,042)      19,612,632       (21,333,407)      15,946,063
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                 258,595                --          (791,405)              --                --               --
Distributions to
   Preferred Shareholders:
   From net investment income   (18,733,665)      (16,526,117)      (12,176,545)     (10,401,251)      (12,206,944)     (10,652,875)
   From accumulated net
      realized gains                     --                --          (242,538)        (492,501)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                8,779,279        78,077,264         3,858,902       49,544,026         6,984,550       43,365,786
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income      (45,160,091)      (47,922,007)      (28,315,494)     (31,337,848)      (27,498,549)     (29,941,424)
From accumulated net
   realized gains                        --                --          (706,808)      (2,506,898)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders       (45,160,091)      (47,922,007)      (29,022,302)     (33,844,746)      (27,498,549)     (29,941,424)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares repurchased                --                --        (4,000,767)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from capital share transactions       --                --        (4,000,767)              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares  (36,380,812)       30,155,257       (29,164,167)      15,699,280       (20,513,999)      13,424,362
Net assets applicable to
   Common shares at the
   beginning of year            977,600,861       947,445,604       634,981,020      619,281,740       591,941,422      578,517,060
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year   $941,220,049      $977,600,861      $605,816,853     $634,981,020      $571,427,423     $591,941,422
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                 $  1,696,530      $  3,232,245      $     95,004     $    585,998      $   (637,865)    $    335,211
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CASH FLOWS
                                                     Year Ended October 31, 2007
                                                                                                           PREMIUM          PREMIUM
                                                                                                          INCOME 2         INCOME 4
                                                                                                              (NPM)            (NPT)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                 $   3,858,902    $   6,984,550
Adjustments to reconcile the net increase (decrease) in net assets applicable to
   Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                           (163,529,572)    (173,011,649)
   Proceeds from sales and maturities of investments                                                   128,081,069      135,782,577
   Proceeds from sales of futures                                                                        1,150,416               --
   Amortization/(Accretion) of premiums and discounts, net                                              (3,170,753)        (360,560)
   (Increase) Decrease in receivable for interest                                                         (373,043)         456,330
   (Increase) Decrease in receivable for investments sold                                               10,129,410       13,700,147
   (Increase) Decrease in other assets                                                                     (16,451)         (15,604)
   Increase (Decrease) in payable for investments purchased                                            (20,365,153)     (28,819,909)
   Increase (Decrease) in accrued management fees                                                          (12,458)          (8,562)
   Increase (Decrease) in accrued other liabilities                                                         (9,794)          (2,332)
   Increase (Decrease) in Preferred shares dividends payable                                               (12,719)         (13,840)
   Net realized (gain) loss from investments                                                              (195,490)      (1,759,555)
   Net realized (gain) loss from paydowns                                                                       --            1,341
   Net realized (gain) loss from futures                                                                (1,150,416)              --
   Change in net unrealized (appreciation) depreciation of investments                                  24,279,042       21,333,407
   Change in net unrealized (appreciation) depreciation of forward swaps                                   791,405               --
   Taxes paid on undistributed capital gains                                                                    --           (8,596)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                 (20,545,605)     (25,762,255)
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase in floating rate obligations                                                                   49,660,000       54,218,000
Cash distributions paid to Common shareholders                                                         (26,959,386)     (25,622,694)
Cost of Common shares repurchases                                                                       (4,000,767)              --
------------------------------------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                                                     18,699,847       28,595,306
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                         (1,845,758)       2,853,051
Cash at the beginning of year                                                                            6,782,897       (2,685,501)
------------------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF YEAR                                                                              $   4,937,139    $     167,550
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share New York Stock Exchange symbols are Nuveen Premium Income Municipal Fund, Inc. (NPI), Nuveen Premium Income Municipal Fund 2, Inc. (NPM) and Nuveen Premium Income Municipal Fund 4, Inc. (NPT). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, diversified management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors. Futures contracts are valued using the closing settlement price, or in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative transaction is unavailable or inappropriate, the Board of Directors of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Notes to
FINANCIAL STATEMENTS (continued)


Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                                                                 PREMIUM      PREMIUM      PREMIUM
                                                                                  INCOME     INCOME 2     INCOME 4
                                                                                   (NPI)        (NPM)        (NPT)
------------------------------------------------------------------------------------------------------------------
Number of shares:
   Series M                                                                        3,800        2,000        2,200
   Series M2                                                                       2,000           --           --
   Series T                                                                        3,800        3,000        2,000
   Series T2                                                                          --           --        1,328
   Series W                                                                        3,800        2,000        1,680
   Series W2                                                                          --           --          520
   Series TH                                                                       3,800        3,000        2,680
   Series F                                                                        3,800        2,000        1,800
   Series F2                                                                          --        1,880        1,328
------------------------------------------------------------------------------------------------------------------
Total                                                                             21,000       13,880       13,536
==================================================================================================================

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the fiscal year ended October 31, 2007, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended October 31, 2007, were as follows:

                                                                                 PREMIUM      PREMIUM      PREMIUM
                                                                                  INCOME     INCOME 2     INCOME 4
                                                                                   (NPI)        (NPM)        (NPT)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                            $94,578,781  $67,642,151  $69,209,795
Average annual interest rate and fees                                              3.88%        3.88%        3.88%
==================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Premium Income 2 (NPM) was the only Fund to invest in futures contracts during the fiscal year ended October 31, 2007.

Notes to
FINANCIAL STATEMENTS (continued)


Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

On July 10, 2007, the Board of Directors of Premium Income 2 (NPM) approved an open-market share repurchase program, as part of a broad, ongoing effort designed to support the market prices of the Fund's Common shares. Under the terms of the program, the Fund may repurchase up to 10% of its outstanding Common shares.

Transactions in Common shares were as follows:

                                               PREMIUM                    PREMIUM                  PREMIUM
                                            INCOME (NPI)              INCOME 2 (NPM)            INCOME 4 (NPT)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                        10/31/07      10/31/06     10/31/07     10/31/06     10/31/07     10/31/06
------------------------------------------------------------------------------------------------------------------
Common shares repurchased                     --            --     (292,700)          --           --           --
------------------------------------------------------------------------------------------------------------------
Weighted average price per
   Common share repurchased                   --            --       $13.65           --           --           --
Weighted average discount per
   Common share repurchased                   --            --         7.30%          --           --           --
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended October 31, 2007, were as follows:

                                                                          PREMIUM        PREMIUM        PREMIUM
                                                                           INCOME       INCOME 2       INCOME 4
                                                                            (NPI)          (NPM)          (NPT)
---------------------------------------------------------------------------------------------------------------
Purchases                                                            $293,606,070   $163,529,572   $173,011,649
Sales and maturities                                                  226,820,591    128,081,069    135,782,577
===============================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2007, the cost of investments was as follows:

                                                                          PREMIUM        PREMIUM        PREMIUM
                                                                           INCOME       INCOME 2       INCOME 4
                                                                            (NPI)          (NPM)          (NPT)
---------------------------------------------------------------------------------------------------------------
Cost of investments                                                $1,398,933,608   $892,722,883   $860,798,887
===============================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 2007, were as follows:

                                                                          PREMIUM        PREMIUM        PREMIUM
                                                                           INCOME       INCOME 2       INCOME 4
                                                                            (NPI)          (NPM)          (NPT)
---------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                      $ 58,716,440    $42,934,416    $40,969,601
   Depreciation                                                       (10,498,018)    (4,667,501)    (5,960,192)
---------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments            $ 48,218,422    $38,266,915    $35,009,409
===============================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2007, the Funds' tax year end, were as follows:

                                                                          PREMIUM        PREMIUM        PREMIUM
                                                                           INCOME       INCOME 2       INCOME 4
                                                                            (NPI)          (NPM)          (NPT)
---------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                                  $4,476,869     $2,091,171       $945,176
Undistributed net ordinary income **                                       79,841        231,532        224,239
Undistributed net long-term capital gains                                      --      1,257,894             --
===============================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2007, paid on November 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' tax years ended October 31, 2007 and October 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                          PREMIUM        PREMIUM        PREMIUM
                                                                           INCOME       INCOME 2       INCOME 4
2007                                                                        (NPI)          (NPM)          (NPT)
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income ***                          $63,910,797    $40,521,587    $39,978,752
Distributions from net ordinary income **                                      --             --             --
Distributions from net long-term capital gains ****                            --        949,346             --
===============================================================================================================

                                                                          PREMIUM        PREMIUM        PREMIUM
                                                                           INCOME       INCOME 2       INCOME 4
2006                                                                        (NPI)          (NPM)          (NPT)
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                              $64,988,153    $42,229,150    $40,998,508
Distributions from net ordinary income **                                  99,455         27,952             --
Distributions from net long-term capital gains                                 --      3,000,248             --
===============================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended October 31, 2007, as Exempt Interest Dividends.
**** The Funds hereby designate these amounts paid during the fiscal year ended
     October 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

                        Notes to
                        FINANCIAL STATEMENTS (continued)


At October 31, 2007, the Funds' tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                            PREMIUM      PREMIUM
                                                             INCOME     INCOME 4
                                                              (NPI)        (NPT)
--------------------------------------------------------------------------------
Expiration year:
   2008                                                  $       --  $   355,272
   2009                                                          --           --
   2010                                                          --   18,079,555
   2011                                                   5,278,911   24,792,603
   2012                                                          --           --
   2013                                                          --    6,161,830
   2014                                                   4,614,516      806,337
--------------------------------------------------------------------------------
Total                                                    $9,893,427  $50,195,597
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS
(INCLUDING NET ASSETS
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of October 31, 2007, the complex-level fee rate was .1828%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1698
$125 billion                                                              .1617
$200 billion                                                              .1536
$250 billion                                                              .1509
$300 billion                                                              .1490
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent Directors that enables Directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

Notes to
FINANCIAL STATEMENTS (continued)


The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by April 30, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on December 3, 2007, to shareholders of record on November 15, 2007, as follows:

                                               PREMIUM      PREMIUM      PREMIUM
                                                INCOME     INCOME 2     INCOME 4
                                                 (NPI)        (NPM)        (NPT)
--------------------------------------------------------------------------------
Dividend per share                              $.0590       $.0575       $.0485
================================================================================

                        Financial
                        HIGHLIGHTS

                        Financial
                        HIGHLIGHTS

          Selected data for a Common share outstanding throughout each period:
                                                   Investment Operations                                Less Distributions
                              ----------------------------------------------------------------   --------------------------------
                                                        Distributions   Distributions
                                                             from Net            from                   Net
                   Beginning                               Investment         Capital            Investment    Capital
                      Common                     Net        Income to        Gains to             Income to   Gains to
                       Share         Net   Realized/        Preferred       Preferred                Common     Common
                   Net Asset  Investment  Unrealized           Share-          Share-                Share-     Share-
                       Value      Income  Gain (Loss)         holders+        holders+   Total      holders    holders      Total
=================================================================================================================================
PREMIUM INCOME (NPI)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $15.33      $ .98        $(.55)           $(.29)           $ --    $ .14        $(.71)      $ --    $ (.71)
2006                   14.85       1.00          .49             (.26)             --     1.23         (.75)        --      (.75)
2005                   15.20        .98         (.26)            (.16)             --      .56         (.91)        --      (.91)
2004                   14.87       1.01          .36             (.08)             --     1.29         (.96)        --      (.96)
2003                   14.87       1.05         (.03)            (.07)             --      .95         (.95)        --      (.95)

PREMIUM INCOME 2 (NPM)
---------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                   15.45        .97         (.55)            (.30)           (.01)     .11         (.69)      (.02)     (.71)
2006                   15.07        .97          .49             (.25)           (.01)    1.20         (.76)      (.06)     (.82)
2005                   15.53        .98         (.24)            (.16)           (.01)     .57         (.93)      (.10)    (1.03)
2004                   15.09       1.02          .48             (.08)             --     1.42         (.98)        --      (.98)
2003                   15.27       1.08         (.10)            (.07)           (.01)     .90         (.98)      (.10)    (1.08)
=================================================================================================================================
                                                  Total Returns
                                              --------------------
                                                            Based
                        Ending                                 on
                        Common                 Based       Common
                         Share     Ending         on    Share Net
                     Net Asset     Market     Market        Asset
                         Value      Value      Value*       Value*
==================================================================
PREMIUM INCOME (NPI)
------------------------------------------------------------------
Year Ended 10/31:
2007                    $14.76     $13.30      (1.02)%        .93%
2006                     15.33      14.13       7.52         8.53
2005                     14.85      13.87       3.37         3.71
2004                     15.20      14.30       8.82         9.00
2003                     14.87      14.06       6.48         6.58

PREMIUM INCOME 2 (NPM)
------------------------------------------------------------------
Year Ended 10/31:
2007                     14.85      13.25       (.81)         .71
2006                     15.45      14.05       6.71         8.24
2005                     15.07      13.97       2.98         3.71
2004                     15.53      14.57       9.48         9.77
2003                     15.09      14.25       6.57         6.07
==================================================================
                                                               Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                  Applicable to Common Shares
                                             Before Credit/Refund                         After Credit/Refund**
                                  ------------------------------------------ -------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable     Expenses       Expenses             Net     Expenses       Expenses             Net   Portfolio
                     to Common    Including      Excluding      Investment    Including      Excluding      Investment    Turnover
                   Shares (000)    Interest++(a)  Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++      Rate
===================================================================================================================================
PREMIUM INCOME (NPI)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $941,220         1.56%          1.17%           6.52%        1.54%          1.16%           6.54%         14%
2006                   977,601         1.19           1.19            6.64         1.16           1.16            6.68          15
2005                   947,446         1.19           1.19            6.44         1.18           1.18            6.45          20
2004                   969,539         1.21           1.21            6.76         1.20           1.20            6.76          17
2003                   948,312         1.22           1.22            7.02         1.22           1.22            7.02          24

PREMIUM INCOME 2 (NPM)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                   605,817         1.62           1.19            6.44         1.60           1.18            6.45          12
2006                   634,981         1.20           1.20            6.42         1.20           1.20            6.43          15
2005                   619,282         1.20           1.20            6.40         1.19           1.19            6.40          15
2004                   637,981         1.21           1.21            6.75         1.21           1.21            6.76          23
2003                   619,916         1.22           1.22            7.06         1.21           1.21            7.07          21
===================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period        at End of Period
              --------------------------------------  ------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount        Asset
              Outstanding         Value     Coverage  Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)  Per $1,000
===============================================================================
PREMIUM INCOME (NPI)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007             $525,000       $25,000      $69,820      $93,734      $16,642
2006              525,000        25,000       71,552           --           --
2005              525,000        25,000       70,116           --           --
2004              525,000        25,000       71,169           --           --
2003              525,000        25,000       70,158           --           --

PREMIUM INCOME 2 (NPM)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007              347,000        25,000       68,647       61,125       16,588
2006              347,000        25,000       70,748           --           --
2005              347,000        25,000       69,617           --           --
2004              347,000        25,000       70,964           --           --
2003              347,000        25,000       69,663           --           --
===============================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1-Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.

                                  74-75 spread

                        Financial
                        HIGHLIGHTS (continued)

          Selected data for a Common share outstanding throughout each period:
                                                   Investment Operations                                Less Distributions
                              ----------------------------------------------------------------   --------------------------------
                                                        Distributions   Distributions
                                                             from Net            from                   Net
                   Beginning                               Investment         Capital            Investment    Capital
                      Common                     Net        Income to        Gains to             Income to   Gains to
                       Share         Net   Realized/        Preferred       Preferred                Common     Common
                   Net Asset  Investment  Unrealized           Share-          Share-                Share-     Share-
                       Value      Income  Gain (Loss)         holders+        holders+   Total      holders    holders      Total
==================================================================================================================================
PREMIUM INCOME 4 (NPT)
----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $13.69        $.90       $(.45)           $(.28)           $ --    $ .17        $(.64)      $ --      $(.64)
2006                   13.38         .90         .35             (.25)             --     1.00         (.69)        --       (.69)
2005                   13.54         .91        (.10)            (.16)             --      .65         (.81)        --       (.81)
2004                   13.15         .94         .40             (.08)             --     1.26         (.87)        --       (.87)
2003                   13.46         .93        (.32)            (.07)             --      .54         (.85)        --       (.85)
==================================================================================================================================
                                                 Total Returns
                                             --------------------
                                                           Based
                       Ending                                 on
                       Common                 Based       Common
                        Share     Ending         on    Share Net
                    Net Asset     Market     Market        Asset
                        Value      Value      Value*       Value*
=================================================================
PREMIUM INCOME 4 (NPT)
-----------------------------------------------------------------
Year Ended 10/31:
2007                   $13.22     $11.77      (3.30)%       1.25%
2006                    13.69      12.80       9.89         7.72
2005                    13.38      12.31       3.07         4.87
2004                    13.54      12.74       8.98         9.90
2003                    13.15      12.52       3.09         4.12
=================================================================
                                                               Ratios/Supplemental Data
                   ----------------------------------------------------------------------------------------------------------------
                                         Ratios to Average Net Assets                Ratios to Average Net Assets
                                         Applicable to Common Shares                  Applicable to Common Shares
                                             Before Credit/Refund                         After Credit/Refund**
                                  ------------------------------------------ -------------------------------------------
                        Ending
                           Net
                        Assets
                    Applicable     Expenses       Expenses             Net     Expenses       Expenses             Net   Portfolio
                     to Common    Including      Excluding      Investment    Including      Excluding      Investment    Turnover
                   Shares (000)    Interest++(a)  Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++      Rate
===================================================================================================================================
PREMIUM INCOME 4 (NPT)
-----------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2007                  $571,427         1.69%          1.23%           6.68%        1.68%          1.22%           6.69%         14%
2006                   591,941         1.25           1.25            6.70         1.23           1.23            6.71           9
2005                   578,517         1.26           1.26            6.63         1.22           1.22            6.66           7
2004                   585,284         1.30           1.30            7.10         1.29           1.29            7.10           6
2003                   568,776         1.36           1.36            6.95         1.35           1.35            6.96          17
===================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period        at End of Period
              --------------------------------------  ------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount        Asset
              Outstanding         Value     Coverage  Outstanding     Coverage
                    (000)     Per Share    Per Share         (000)  Per $1,000
===============================================================================
PREMIUM INCOME 4 (NPT)
-------------------------------------------------------------------------------
Year Ended 10/31:
2007             $338,400       $25,000      $67,215      $70,818      $13,847
2006              338,400        25,000       68,731           --           --
2005              338,400        25,000       67,739           --           --
2004              338,400        25,000       68,239           --           --
2003              338,400        25,000       67,019           --           --
===============================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and legal fee refund, where applicable.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1-Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  76-77 spread

Board Members & Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at eight. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED          IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)        OVERSEEN BY        DIRECTORSHIPS
                                                                        BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

[] TIMOTHY R. SCHWERTFEGER(1)                                                              Former director (1994-November 12,
   3/28/49                     Chairman of           1994                                  2007), Chairman (1996-June 30, 2007),
   333 W. Wacker Drive         the Board             ANNUAL                182             Non-Executive Chairman (July 1,
   Chicago, IL 60606           and Board Member                                            2007-November 12, 2007) and Chief
                                                                                           Executive Officer (1996-June 30, 2007)
                                                                                           of Nuveen Investments, Inc. and Nuveen
                                                                                           Asset Management and certain other
                                                                                           subsidiaries of Nuveen Investments,
                                                                                           Inc.; formerly, Director (1992-2006) of
                                                                                           Institutional Capital Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] ROBERT P. BREMNER                                                                       Private Investor and Management
   8/22/40                     Lead                  1997                                  Consultant.
   333 W. Wacker Drive         Independent           ANNUAL                182
   Chicago, IL 60606           Board member

[] JACK B. EVANS                                                                           President, The Hall-Perrine Foundation,
   10/22/48                                          1999                                  a private philanthropic corporation
   333 W. Wacker Drive         Board member          ANNUAL                182             (since 1996); Director and Vice
   Chicago, IL 60606                                                                       Chairman, United Fire Group, a publicly
                                                                                           held company; Member of the Board of
                                                                                           Regents for the State of Iowa University
                                                                                           System; Director, Gazette Companies;
                                                                                           Life Trustee of Coe College and Iowa
                                                                                           College Foundation; Member of the
                                                                                           Advisory Council of the Department of
                                                                                           Finance in the Tippie College of
                                                                                           Business, University of Iowa; formerly,
                                                                                           Director, Alliant Energy; formerly,
                                                                                           Director, Federal Reserve Bank of
                                                                                           Chicago; formerly, President and Chief
                                                                                           Operating Officer, SCI Financial Group,
                                                                                           Inc., a regional financial services
                                                                                           firm.

[] WILLIAM C. HUNTER                                                                       Dean, Tippie College of Business,
   3/6/48                                            2004                                  University of Iowa (since July 2006);
   333 W. Wacker Drive         Board member          ANNUAL                182             formerly, Dean and Distinguished
   Chicago, IL 60606                                                                       Professor of Finance, School of Business
                                                                                           at the University of Connecticut
                                                                                           (2003-2006); previously, Senior Vice
                                                                                           President and Director of Research at
                                                                                           the Federal Reserve Bank of Chicago
                                                                                           (1995-2003); Director (since 1997),
                                                                                           Credit Research Center at Georgetown
                                                                                           University; Director (since 2004) of
                                                                                           Xerox Corporation; Director, SS&C
                                                                                           Technologies, Inc. (May 2005-October
                                                                                           2005).


                                       78

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED          IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)        OVERSEEN BY        DIRECTORSHIPS
                                                                        BOARD MEMBER       DURING PAST 5 YEARS

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

[] DAVID J. KUNDERT                                                                        Director, Northwestern Mutual Wealth
   10/28/42                                          2005                                  Management Company; Retired (since 2004)
   333 W. Wacker Drive         Board member          ANNUAL                180             as Chairman, JPMorgan Fleming Asset
   Chicago, IL 60606                                                                       Management, President and CEO, Banc One
                                                                                           Investment Advisors Corporation, and
                                                                                           President, One Group Mutual Funds; prior
                                                                                           thereto, Executive Vice President, Banc
                                                                                           One Corporation and Chairman and CEO,
                                                                                           Banc One Investment Management Group;
                                                                                           Member, Board of Regents, Luther
                                                                                           College; member of the Wisconsin Bar
                                                                                           Association; member of Board of
                                                                                           Directors, Friends of Boerner Botanical
                                                                                           Gardens; member of Board of Directors,
                                                                                           Milwaukee Repertory Theater.

[] WILLIAM J. SCHNEIDER                                                                    Chairman of Miller-Valentine Partners
   9/24/44                                           1997                                  Ltd., a real estate investment company,
   333 W. Wacker Drive         Board member          ANNUAL                182             formerly, Senior Partner and Chief
   Chicago, IL 60606                                                                       Operating Officer (retired, 2004);
                                                                                           Director, Dayton Development Coalition;
                                                                                           formerly, Member, Business Advisory
                                                                                           Council, Cleveland Federal Reserve Bank.

[] JUDITH M. STOCKDALE                                                                     Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                                  Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          ANNUAL                182             thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                       Protection Fund (from 1990 to 1994).

[] CAROLE E. STONE                                                                         Director, Chicago Board Options Exchange
   6/28/47                                           2007                                  (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          ANNUAL                182             Association Oversight Board (since
   Chicago, IL 60606                                                                       2005); Commissioner, New York State
                                                                                           Commission on Public Authority Reform
                                                                                           (since 2005); formerly Director, New
                                                                                           York State Division of the Budget
                                                                                           (2000-2004), Chair, Public Authorities
                                                                                           Control Board (2000-2004) and Director,
                                                                                           Local Government Assistance Corporation
                                                                                           (2000-2004).


                                       79

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)       IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                        OVERSEEN
                                                                        BY OFFICER
OFFICERS OF THE FUND:

[] GIFFORD R. ZIMMERMAN                                                                    Managing Director (since 2002),
   9/9/56                      Chief                                                       Assistant Secretary and Associate
   333 W. Wacker Drive         Administrative        1988                  182             General Counsel, formerly, Vice
   Chicago, IL 60606           Officer                                                     President and Assistant General Counsel,
                                                                                           of Nuveen Investments, LLC; Managing
                                                                                           Director (since 2002), Associate General
                                                                                           Counsel and Assistant Secretary, of
                                                                                           Nuveen Asset Management; Vice President
                                                                                           and Assistant Secretary of NWQ
                                                                                           Investment Management Company, LLC.
                                                                                           (since 2002), Nuveen Investments
                                                                                           Advisers Inc. (since 2002), Symphony
                                                                                           Asset Management LLC, and NWQ Investment
                                                                                           Management Company, LLC (since 2003),
                                                                                           Tradewinds Global Investors, LLC, and
                                                                                           Santa Barbara Asset Management, LLC
                                                                                           (since 2006); Nuveen HydePark Group LLC
                                                                                           and Richards & Tierney, Inc. (since
                                                                                           2007); Managing Director, Associate
                                                                                           General Counsel and Assistant Secretary
                                                                                           of Rittenhouse Asset Management, Inc.
                                                                                           (since 2003); Managing Director (since
                                                                                           2004) and Assistant Secretary (since
                                                                                           1994) of Nuveen Investments, Inc.,
                                                                                           Assistant Secretary (since 2003) of
                                                                                           Symphony Asset Management LLC.

[] WILLIAMS ADAMS IV                                                                       Executive Vice President, U.S.
   6/9/55                                                                                  Structured Products of Nuveen
   333 West Wacker Drive       Vice President        2007                  120             Investments, LLC, (since 1999), prior
   Chicago, IL 60606                                                                       thereto, Managing Director of Structured
                                                                                           Investments.

[] JULIA L. ANTONATOS                                                                      Managing Director (since 2005), formerly
   9/22/63                                                                                 Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  182             Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                       Analyst.

[] CEDRIC H. ANTOSIEWICZ                                                                   Managing Director, (since 2004)
   1/11/62                                                                                 previously, Vice President (1993-2004)
   333 W. Wacker Drive         Vice President        2007                  120             of Nuveen Investments, LLC.
   Chicago, IL 60606

[] MICHAEL T. ATKINSON                                                                     Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                              Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  182
   Chicago, IL 60606           Secretary

[] PETER H. D'ARRIGO                                                                       Vice President and Treasurer of Nuveen
   11/28/67                                                                                Investments, LLC and Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  182             Inc.; Vice President and Treasurer of
   Chicago, IL 60606                                                                       Nuveen Asset Management (since 2002),
                                                                                           Nuveen Investments Advisers Inc. (since
                                                                                           2002); NWQ Investment Management
                                                                                           Company, LLC. (since 2002); Rittenhouse
                                                                                           Asset Management, Inc. (since 2003),
                                                                                           Tradewinds NWQ Global Investors, LLC
                                                                                           (since 2006), Santa Barbara Asset
                                                                                           Management, LLC (since 2006) and Nuveen
                                                                                           HydePark Group, LLC and Richards
                                                                                           &Tierney, Inc. (since 2007); Treasurer
                                                                                           of Symphony Asset Management LLC (since
                                                                                           2003); formerly, Vice President and
                                                                                           Treasurer (1999-2004) of Nuveen Advisory
                                                                                           Corp. and Nuveen Institutional Advisory
                                                                                           Corp.(3), Chartered Financial Analyst.

[] LORNA C. FERGUSON                                                                       Managing Director (since 2004),
   10/24/45                                                                                formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1998                  182             Investments, LLC, Managing Director
   Chicago, IL 60606                                                                       (2004) formerly, Vice President
                                                                                           (1998-2004) of Nuveen Advisory Corp. and
                                                                                           Nuveen Institutional Advisory Corp.(3);
                                                                                           Managing Director (since 2005) of Nuveen
                                                                                           Asset Management.

[] WILLIAM M. FITZGERALD                                                                   Managing Director (since 2002),
   3/2/64                                                                                  formerly, Vice President of Nuveen
   333 W. Wacker Drive         Vice President        1995                  182             Investments, LLC; Managing Director
   Chicago, IL 60606                                                                       (1997-2004) of Nuveen Advisory Corp. and
                                                                                           Nuveen Institutional Advisory Corp.(3);
                                                                                           Managing Director (since 2001) of Nuveen
                                                                                           Asset Management; Vice President (since
                                                                                           2002) of Nuveen Investments Advisers
                                                                                           Inc.; Chartered Financial Analyst.


                                       80

   NAME,                       POSITION(S) HELD      YEAR FIRST         NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR         OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)       IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                        OVERSEEN
                                                                        BY OFFICER
OFFICERS OF THE FUND:

[] STEPHEN D. FOY                                                                          Vice President (since 1993) and Funds
   5/31/54                     Vice President                                              Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  182             Investments, LLC; formerly, Vice
   Chicago, IL 60606                                                                       President and Funds Controller
                                                                                           (1998-2004) of Nuveen Investments, Inc.;
                                                                                           Certified Public Accountant.

[] WALTER M. KELLY                                                                         Vice President (since 2006) formerly,
   2/24/70                     Chief Compliance                                            Assistant Vice President and Assistant
   333 West Wacker Drive       Officer and           2003                  182             General Counsel (2003-2006) of Nuveen
   Chicago, IL 60606           Vice President                                              Investments, LLC; Assistant Vice
                                                                                           President and Assistant Secretary of the
                                                                                           Nuveen Funds (2003-2006); previously,
                                                                                           Associate (2001-2003) at the law firm of
                                                                                           Vedder, Price, Kaufman & Kammholz.

[] DAVID J. LAMB                                                                           Vice President (since 2000) of Nuveen
   3/22/63                                                                                 Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  182             Accountant.
   Chicago, IL 60606

[] TINA M. LAZAR                                                                           Vice President of Nuveen Investments, LLC
   8/27/61                                                                                 (since 1999).
   333 W. Wacker Drive         Vice President        2002                  182
   Chicago, IL 60606

[] LARRY W. MARTIN                                                                         Vice President, Assistant Secretary and
   7/27/51                     Vice President                                              Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  182             Investments, LLC; formerly, Vice
   Chicago, IL 60606           Secretary                                                   President and Assistant Secretary of
                                                                                           Nuveen Advisory Corp. and Nuveen
                                                                                           Institutional Advisory Corp.(3); Vice
                                                                                           President (since 2005) and Assistant
                                                                                           Secretary of Nuveen Investments, Inc.;
                                                                                           Vice President (since 2005) and
                                                                                           Assistant Secretary (since 1997) of
                                                                                           Nuveen Asset Management; Vice President
                                                                                           (since 2000), Assistant Secretary and
                                                                                           Assistant General Counsel (since 1998)
                                                                                           of Rittenhouse Asset Management, Inc.;
                                                                                           Vice President and Assistant Secretary
                                                                                           of Nuveen Investments Advisers Inc.
                                                                                           (since 2002); NWQ Investment Management
                                                                                           Company, LLC (since 2002), Symphony
                                                                                           Asset Management LLC (since 2003),
                                                                                           Tradewinds Global Investors, LLC, Santa
                                                                                           Barbara Asset Management LLC (since
                                                                                           2006) and of Nuveen HydePark Group, LLC
                                                                                           and Richards &Tierney, Inc. (since
                                                                                           2007).

[] KEVIN J. MCCARTHY                                                                       Vice President, Nuveen Investments, LLC
   3/26/66                     Vice President                                              (since 2007); Vice President, and
   333 W. Wacker Drive         and Secretary         2007                  182             Assistant Secretary, Nuveen Asset
   Chicago, IL 60606                                                                       Management, Rittenhouse Asset
                                                                                           Management, Inc., Nuveen Investment
                                                                                           Advisers Inc., Nuveen Investment
                                                                                           Institutional Services Group LLC, NWQ
                                                                                           Investment Management Company, LLC,
                                                                                           Tradewinds Global Investors LLC,
                                                                                           NWQHoldings, LLC, Symphony Asset
                                                                                           Management LLC, Santa Barbara Asset
                                                                                           Management LLC, Nuveen HydePark Group,
                                                                                           LLC and Richards &Tierney, Inc. (since
                                                                                           2007); Vice President and Assistant
                                                                                           General Counsel, Nuveen Investments,
                                                                                           Inc. (since 2007). prior thereto,
                                                                                           Partner, Bell, Boyd & Lloyd LLP
                                                                                           (1997-2007).

[] JOHN V. MILLER                                                                          Managing Director (since 2007),
   4/10/67                                                                                 formerly, Vice President (2002-2007) of
   333 W. Wacker Drive         Vice President        2007                  182             Nuveen Investments, LLC; Chartered
   Chicago, IL 60606                                                                       Financial Analyst.

[] JAMES F. RUANE                                                                          Vice President, Nuveen Investments since
   7/3/62                      Vice President                                              2007; prior thereto, Partner, Deloitte &
   333 W. Wacker Drive         and Assistant         2007                  182             Touche USA LLP (since 2005), formerly,
   Chicago, IL 60606           Secretary                                                   senior tax manager (since 2002);
                                                                                           Certified Public Accountant.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.

(2) Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
        APPROVAL PROCESS


The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the "May Meeting"), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a "Fund") and Nuveen Asset Management ("NAM"). The foregoing Investment Management Agreements with NAM are hereafter referred to as the "Original Investment Management Agreements."

Subsequent to the May Meeting, Nuveen Investments, Inc. ("Nuveen"), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC ("MDP"), a private equity investment firm (the "Transaction"). Each Original Investment Management Agreement, as required by
Section 15 of the Investment Company Act of 1940 (the "1940 Act"), provides for its automatic termination in the event of its "assignment" (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the "July Meeting"), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the "New Investment Management Agreements") with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund's shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board's prior annual review and the analysis undertaken and the conclusions reached by Board Members when determining to continue the Original Investment Management Agreements.

I. APPROVAL OF THE ORIGINAL INVESTMENT MANAGEMENT AGREEMENTS

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

[]   the nature, extent and quality of services provided by NAM;

[] the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

[] each Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

[] the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

[]   the expenses of Nuveen in providing the various services;

[] the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

[] the advisory fees NAM assesses to other types of investment products or clients;

[]   the soft dollar practices of NAM, if any; and

[] from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. Prior to and after the presentations and reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Boardduties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission ("SEC") directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund's investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM's services. The Board Members reviewed materials outlining, among other things, Nuveen's organization and business; the types of services that NAM or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and, any initiatives Nuveen had taken for the municipal fund product line. As noted, at the annual review, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members' experience in governing the respective Funds and working with NAM on matters relating to the Funds. With respect to personnel, the Board Members recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

[]   product management;

[]   fund administration;

[]   oversight by shareholder services and other fund service providers;

[]   administration of Board relations;

[]   regulatory and portfolio compliance; and

[]   legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, Nuveen's compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of Nuveen's compliance team. The Board Members further noted Nuveen's negotiations with other service providers and the corresponding reduction in certain service providers' fees at the May Meeting.

In addition to the foregoing services, the Board Members also noted the additional services that NAM or its affiliates provide to Nuveen's closed-end funds, including, in particular, its secondary market support activities. The Board Members recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

[]   maintaining shareholder communications;

[]   providing advertising for the Nuveen closed-end funds;

[]   maintaining its closed-end fund website;

[]   maintaining continual contact with financial advisers;

[]   providing educational symposia;

[] conducting research with investors and financial analysis regarding closed-end funds; and

[]   evaluating secondary market performance.

With respect to the Nuveen closed-end funds that utilize leverage through the issuance of preferred shares ("Preferred Shares"), the Board Members noted Nuveen's continued support for the holders of Preferred Shares by, among other things:

[]   maintaining an in-house trading desk;

[]   maintaining a product manager for the Preferred Shares;

[]   developing distribution for Preferred Shares with new market participants;

[]   maintaining an orderly auction process;

[]   managing leverage and risk management of leverage; and

[] maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Original Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) against customized benchmarks, described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group.

With respect to state-specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state-specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, funds that do not have corresponding state-specific Performance Peer Groups are from states other than New York, California, Florida, New Jersey, Michigan and Pennsylvania. However, with respect to funds based in Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen funds may dominate the category to such an extent that performance information for such funds was also compared to the more general category for all states (other than New York and California).

The Board Members reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses, and leverage) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund's investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Board Members noted relative total return underperformance in recent years compared to peers. The Board Members reviewed materials and discussed with NAM the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the municipal closed-end funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Board Members also considered a fund's dividend performance and the extent of any secondary market discounts. The Board Members noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a fund's investment strategy is necessary or appropriate, and concluded that they were satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1. FEES AND EXPENSES

     During the annual review, in evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain funds launched since 1999). The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the fund size relative to peers, the small size and odd composition of the Peer Group (including differences

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


     in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. The Board Members also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Board Members determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2. COMPARISONS WITH THE FEES OF OTHER CLIENTS

     At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such clients include NAM's municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

     3. PROFITABILITY OF NUVEEN

     In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Board Members also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen's increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the

Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Board Members determined that the advisory fees and expenses of the Funds were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - "Approval of the New Investment Management Agreements - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale" for information regarding subsequent modifications to the complex-wide fee.

E. INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Board Members considered the revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. OTHER CONSIDERATIONS

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM's fees are reasonable in light of the services provided to each Fund and that the renewal of the Original Investment Management Agreements be approved.

II. APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENTS

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members

ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen's financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP's general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

[] the structure and terms of the Transaction, including MDP's co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

[]   the strategic plan for Nuveen following the Transaction;

[]   the governance structure for Nuveen following the Transaction;

[] any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM's and Nuveen's day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

[] any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

[] any anticipated effect on each Fund's expense ratio (including advisory fees) following the Transaction;

[] any benefits or undue burdens imposed on the Funds as a result of the Transaction;

[]   any legal issues for the Funds as a result of the Transaction;

[] the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

[] any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

[] the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

[] from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.


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Immediately preceding the July Meeting, representatives of MDP met with the
Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, the Board Members had completed their annual review of the respective Original Investment Management Agreements at the May Meeting and many of the factors considered at the annual review were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating the New Investment Management Agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the annual review. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the Original Investment Management Agreements. The Board Members further noted that key personnel who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen's infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP's representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned "cost cutting" measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds' transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds' ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds' operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds' historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch's affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP's or Merrill Lynch's status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund's ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. PERFORMANCE OF THE FUNDS

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds' portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting, as described above, and determined that Fund performance was satisfactory or better, subject to the following. With respect to certain municipal closed-end funds with relative short-term underperformance, the Board Members concluded NAM was taking steps to evaluate the factors affecting performance and those steps would continue following the Transaction. Further, the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. FEES, EXPENSES AND PROFITABILITY

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund's advisory fees and expenses were reasonable. In evaluating the costs of services to be provided by NAM under the New Investment Management Agreements and the profitability of Nuveen for its advisory activities, the Board Members considered their prior conclusions at the annual review and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee is composed of two components--a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the


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date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels. Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board's prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen's profitability, at the recent annual review, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen's level of profitability for its advisory activities continues to be reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. INDIRECT BENEFITS

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).


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ANNUAL INVESTMENT MANAGEMENT AGREEMENT
APPROVAL PROCESS (continued)


F. OTHER CONSIDERATIONS

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

[]   Nuveen would rely on the provisions of Section 15(f) of the 1940 Act.
     Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company's board of directors must not be "interested persons" (as defined in the 1940
     Act) of the investment adviser or predecessor adviser and (ii) an "unfair burden" (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period; (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other "minority owners" to fill the void necessitated by not being able to use Merrill Lynch).

[] The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

[]   The reputation, financial strength and resources of MDP.

[] The long-term investment philosophy of MDP and anticipated plans to grow Nuveen's business to the benefit of the Nuveen funds.

[]   The benefits to the Nuveen funds as a result of the Transaction including:
     (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen's distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP's experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

[] The historic premium and discount levels at which the shares of the Nuveen funds have traded at specified dates with particular focus on the premiums and discounts after the announcement of the Transaction, taking into consideration recent volatile market conditions and steps or initiatives considered or undertaken by NAM to address discount levels.


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G. CONCLUSION

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. APPROVAL OF INTERIM CONTRACTS

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.


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

Reinvest Automatically
 EASILY and CONVENIENTLY


NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.


                                       95

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NOTES



                                       96

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NOTES



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                                       98

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NOTES



                                       99

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NOTES



                                      100

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NOTES



                                      101

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Glossary of
TERMS USED in this REPORT


[] AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

[] AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

[] INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

[] LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

[] MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

[] NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

[] TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

[] ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.


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Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGE

In May 2007, the Funds' Board of Directors voted to permit the Funds' to make loans from Fund assets to certain bond issuers. The amounts of these loans are subject to strict limits. This policy is designed to enhance the Funds' ability to meet their Funds' investment objectives by providing for increased portfolio management flexibility, greater diversification potential, and opportunities for increased capital appreciation over time.


BOARD OF DIRECTORS
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, NPM repurchased 292,700 common shares. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.


Learn more about Nuveen Funds at:              www.nuveen.com/etf

                                               Share prices
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                                                                     EAN-E-1007D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                   Nuveen Premium Income Municipal Fund, Inc.

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                       AUDIT FEES BILLED     AUDIT-RELATED FEES           TAX FEES        ALL OTHER FEES
FISCAL YEAR ENDED                         TO FUND (1)        BILLED TO FUND (2)      BILLED TO FUND (3)   BILLED TO FUND (4)
----------------------------------------------------------------------------------------------------------------------------
October 31, 2007                            $ 45,546                     $ 0                  $ 500            $ 3,150
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------
October 31, 2006                            $ 43,097                     $ 0                  $ 400            $ 2,950
----------------------------------------------------------------------------------------------------------------------------
Percentage approved                               0%                      0%                     0%                 0%
pursuant to
pre-approval
exception
----------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                      AUDIT-RELATED FEES    TAX FEES BILLED TO        ALL OTHER FEES
                                      BILLED TO ADVISER AND      ADVISER AND         BILLED TO ADVISER
                                        AFFILIATED FUND        AFFILIATED FUND      AND AFFILIATED FUND
                                       SERVICE PROVIDERS      SERVICE PROVIDERS      SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------
October 31, 2007                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------
October 31, 2006                              $ 0                     $ 0                    $ 0
---------------------------------------------------------------------------------------------------------
Percentage approved                            0%                      0%                     0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                     TOTAL NON-AUDIT FEES       TOTAL NON-AUDIT
                                                                      BILLED TO ADVISER AND      FEES BILLED TO
                                                                     AFFILIATED FUND SERVICE       ADVISER AND
                                                                      PROVIDERS (ENGAGEMENTS    AFFILIATED FUND
                                                     TOTAL           RELATED DIRECTLY TO THE    SERVICE PROVIDERS
                                                NON-AUDIT FEES      OPERATIONS AND FINANCIAL       (ALL OTHER
                                                BILLED TO FUND        REPORTING OF THE FUND)       ENGAGEMENTS)    TOTAL
-------------------------------------------------------------------------------------------------------------------------
October 31, 2007                                  $ 3,650                     $ 0                    $ 0          $ 3,650
October 31, 2006                                  $ 3,350                     $ 0                    $ 0          $ 3,350

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider and David J. Kundert. Mr. Eugene S. Sunshine, who also served as a member of the Committee during this reporting period, resigned from the Board of Directors or Trustees effective July 31, 2007.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:

NAME                   FUND
PAUL BRENNAN           Nuveen Premium Income Municipal Fund, Inc.

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

                           TYPE OF ACCOUNT            NUMBER OF
PORTFOLIO MANAGER              MANAGED                ACCOUNTS   ASSETS
--------------------------------------------------------------------------------
Paul Brennan       Registered Investment Company      14         $10.842 billion
                   Other Pooled Investment Vehicles   0          $0
                   Other Accounts                     1          $.7 million

* Assets are as of October 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of November 30, 2007, the S&P/Investortools Municipal Bond Index was comprised of 52,116 securities with an aggregate current market value of $1,034 billion.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he serves as portfolio manager relative to any benchmarks established for those accounts, his effectiveness in communicating investment performance to stockholders and their representatives, and his contribution to the NAM's investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities. As of October 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

                                                                                              DOLLAR RANGE OF
                                                                                              EQUITY SECURITIES
                                                                            DOLLAR RANGE OF   BENEFICIALLY OWNED
                                                                            EQUITY            IN THE REMAINDER OF
                                                                            SECURITIES        NUVEEN FUNDS MANAGED
                                                                            BENEFICIALLY      BY NAM'S MUNICIPAL
NAME OF PORTFOLIO MANAGER  FUND                                             OWNED IN FUND     INVESTMENT TEAM
------------------------------------------------------------------------------------------------------------------
Paul Brennan               Nuveen Premium Income Municipal Fund, Inc.       $1-$10,000        $10,001-$50,000

PORTFOLIO MANAGER BIO:

Paul Brennan, CFA, CPA, became a portfolio manager of Flagship Financial Inc. in 1994, and subsequently became an Assistant Vice President of NAM upon the acquisition of Flagship Resources Inc. by Nuveen in 1997. He became Vice President of NAM in 2002. He currently manages investments for 15
Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Premium Income Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: January 7, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: January 7, 2008
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: January 7, 2008
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.